Exhibit 10.19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE COMPLETE SOLARIA, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO COMPLETE SOLARIA, INC. IF PUBLICLY DISCLOSED.

AMENDED AND RESTATED CHANNEL AGREEMENT

between

Sunrun Inc.

and

Complete Solar, Inc.

dated

            11/27/2017

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TABLE OF CONTENTS

(continued)

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LIST OF EXHIBITS

Exhibit A-1	Sunrun Trademarks
Exhibit A-2	Contractor Trademarks
Exhibit B	Territory
Exhibit C	Online Proposal System
Exhibit D	Initial Deal Package
Exhibit E	Quarterly Review
Exhibit F	Minimum Volume Commitments
Exhibit G	[Intentionally left blank]
Exhibit H	Marketing and Brand Guidelines
Exhibit I	Leads Program
Exhibit J	Sales Guidelines
Exhibit K	Customer Promotion Guidelines
Exhibit L	Project Policies Guidebook
Exhibit M	Sunrun Background Check Requirements
Exhibit N	Marketing Compliance and Licensing Guidelines
Exhibit O	Sales and Installation Outlook
Exhibit P	Sales and Installation Forecast
Exhibit Q	Contractor Cash Product & Customer Owned Bank Financed Product Guidelines
Exhibit R	Subcontractors Approved by Sunrun

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AMENDED AND RESTATED CHANNEL AGREEMENT

This AMENDED AND RESTATED CHANNEL AGREEMENT (“Agreement”) is made as of 11/27/2017 and shall be effective as of 11/27/2017 (“Effective Date”), by and between Sunrun Inc., a Delaware corporation (“Sunrun”) and Complete Solar, Inc., a Delaware corporation (“Contractor”). Sunrun and Contractor may be referred to herein in the singular as “Party” or jointly as “Parties”.

RECITALS

WHEREAS, Sunrun and Contractor believe they can jointly leverage each other’s strengths in their respective product offerings to develop a compelling solar solution;

WHEREAS, the Parties further believe that a cooperative sales and marketing effort will work to the parties’ mutual benefit and create new market opportunities for each party’s respective products and services;

WHEREAS, the Parties intend to enter into an Amended and Restated Master Solar Facility Turnkey Contract contemporaneously with this Agreement;

WHEREAS, Contractor desires to market and sell Sunrun Products, and Sunrun desires to support Contractor in that activity; and

WHEREAS, this Agreement is intended to amend and restate that certain Channel Agreement between the Parties dated August 1, 2014, as amended.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, it is agreed:

ARTICLE 1 – KEY DEFINITIONS

1.1 Definitions. The Parties hereby agree that capitalized terms used in this Agreement, unless otherwise defined herein or in a particular Addendum, shall have the meanings assigned below:

“Approved Email Address” has the meaning set forth in Exhibit C.

“Agreement” has the meaning set forth in the preamble.

“Confidential Information” shall have the meaning set forth in Section 6.2.

“Contractor” has the meaning set forth in the preamble.

“Contractor Activities” shall have the meaning set forth in Section 2.1.

“Customer Promotion Guidelines” means the customer promotion guidelines set forth in Exhibit K, as amended from time to time by Sunrun in its sole discretion with notice to Contractor.

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“Deposit” means the amount due from Host Customer at signing of the Solar Customer Agreement, such amount as specified in the documentation generated by the Online Proposal System.

“Effective Date” has the meaning set forth in the preamble.

“Force Majeure Event” includes acts of God such as storms, fires, floods, lightning and earthquakes, war, riot, acts of a public enemy or other civil disturbance, or a strike, walkout, lockout or other significant labor dispute, deterioration of the financing markets or other causes beyond the affected Party’s reasonable control.

“Governmental Authority” means any governmental, administrative or municipal authority, including any ministry, department, municipality, instrumentality, agency or commission (including the California Energy Commission (“CEC”)) under direct or indirect control of any city, county, state or Federal government, or governmental entity with jurisdiction over the applicable Solar Facility or any part of the Work wherever such components of the Work may be located.

“Governmental Authorizations” means all permits, consents, decisions, licenses, approvals, certificates, confirmations or exemptions from, and all applications and notices filed with or required by, any Governmental Authority that are necessary for the performance of the Work or any other obligation of either Party pursuant to this Agreement.

“Home Improvement Salesperson” shall have the meaning assigned to it by the Contractor’s State Licensing Board of California on the Contractor’s State Licensing Board’s website at www.cslb.ca.gov.

“Host Customer” is the signatory of the Solar Customer Agreement, other than Sunrun.

“Host Customer Information” means a Host Customer’s contact details and related information.

“Incentive Program” has the meaning set forth in Section 5.2.

“Initial Deal Package” means those items relating to a potential Host Customer’s agreement with Sunrun that must be included for an Order to be complete which vary from geography to geography in large part due to Utility-specific requirements, an example of such items is included on the attached EXHIBIT E. Sunrun shall use commercially reasonable efforts to notify Contractor prior to revising the Initial Deal Package; provided, however, that the Initial Deal Package may be revised from time to time by Sunrun with notice to Contractor, without requiring an amendment to this Agreement, if determined to be necessary by Sunrun in its sole discretion.

“Initial Payment” means the amount due, if any, from Host Customer to Sunrun in addition to the Deposit on or before the first day of installation of the Solar Facility pursuant to a Solar Customer Agreement, such amount as specified in the documentation generated by the Online Proposal System.

“Installations” shall have the meaning set forth in Exhibit F.

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“Law” means any applicable constitution charter, act, statute, law, ordinance, code (including, without limitation national, state and local building, installation, and construction codes and standards), rule, case law, regulation, order, treaty, decree, announcement, Governmental Authorization, or published practice or any interpretation thereof, or other legislative or administrative action of any Governmental Authority, or specified standards or objective criteria contained in any applicable Governmental Authorization, or a final decree, judgment, or order of a court, or any applicable engineering, construction, or safety regulation or code.

“Leads Program” has the meaning set forth in Section 5.1.

“Lien” means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, right of retention, charge or other encumbrance of any kind, or any conditional sale contract, title retention contract or other agreement to give any of the foregoing.

“Marketing and Brand Guidelines” means the marketing and brand usage guidelines set forth in Exhibit H, as amended from time to time by Sunrun in its sole discretion with notice to Contractor.

“Master Solar Facility Turnkey Contract” means a design, engineering, procurement, installation and construction contract already entered into or to be entered into between the Parties.

“Minimum Volume Commitments” means the volume commitments set forth in Exhibit F.

“Net Orders” has the meaning set forth in Exhibit F.

“Online Proposal System” means the website managed by Sunrun used by the Contractor to create proposals, sales documents and manage certain operations functions, as described more fully in Exhibit C.

“Order” has the meaning set forth in Section 4.1

“Party” or “Parties” has the meaning set forth in the preamble.

“Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization, association or Governmental Authority.

“Project Policies Guidebook” means the project policies guidebook set forth in Exhibit L, as amended from time to time by Sunrun in its sole discretion with notice to Contractor.

“Prudent Practices” shall mean those practices, methods, specifications and standards of safety and performance, which are commonly used by professional engineering and construction firms which in the exercise of reasonable judgment and in the light of the facts known at the time the decision was made are considered good, safe and prudent practice in connection with the design, engineering, procurement and installation of solar facilities and equipment. Prudent Practices are not intended to be limited to the optimum practice or method to the exclusion of all others, but rather to be a spectrum of reasonable and prudent practices and methods.

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“Qualified Customer” means a customer who meets all of the following minimum criteria: (i) has demonstrated ability to pay as determined by the Sunrun credit approval process; (ii) resides within the Territory and (iii) has signed a Solar Customer Agreement in relation to a Solar Facility with a size of at least 2.00 kW DC.

“Quarterly Review” means the quarterly business meeting attended by senior management personnel of Sunrun and Contractor, as more fully described in Exhibit E.

“Rebate” has the meaning set forth in Master Solar Facility Turnkey Contract.

“Sales and Installation Forecast” means a rolling 12-week forecast by geography of Net Orders and Installations to be provided by Contractor to Sunrun in accordance with the terms of Exhibit O.

“Sales and Installation Outlook” means a rolling 12-month forecast by geography of Net Orders and Installations to be provided by Contractor to Sunrun in accordance with the terms of Exhibit P.

“Sales Guidelines” means the sales guidelines set forth in Exhibit J, as amended from time to time by Sunrun in its sole discretion with notice to Contractor.

“Sales Incentive Program” has the meaning set forth in Section 5.2(a).

“Solar Customer Agreement” means the customer agreement entered into by and between Sunrun and a particular Host Customer whereby (i) Sunrun agrees to sell and Host Customer agrees to purchase solar electric energy produced by the Solar Facility; (ii) Sunrun agrees to lease to Host Customer the Solar Facility; or (iii) Sunrun agrees to provide other products or services which may be related to photovoltaic systems to the Host Customer on the terms set forth therein.

“Solar Facility” means a complete photovoltaic system designed, engineered, procured, constructed, installed, tested, commissioned, and started-up in accordance with a Master Solar Facility Turnkey Contract.

“Solar Facility Price” has the meaning set forth in Section 4.4(a).

“Solar Financing Product” means a product offering to a customer in which a single photovoltaic system is both (i) installed on the property of such customer and (ii) owned by a Person other than such customer, including but not limited to contractual arrangements pursuant to which such photovoltaic systems are leased to such customer or pursuant to which electricity from such photovoltaic systems is sold to such customer under a power purchase agreement. For the avoidance of doubt, photovoltaic systems financed through home equity lines of credit, home equity loans, same-as-cash financing, and municipal financing programs are not Solar Financing Products.

“Subcontractor” shall mean a person or entity of any tier directly or indirectly engaged by Contractor regarding the performance or provision of the Contractor Activities or the fulfillment, in whole or in part, of any obligation undertaken by Contractor in connection with this Agreement.

“Sunrun” shall have the meaning set forth in the preamble.

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“Sunrun Background Check Requirements” has the meaning set forth in Exhibit M.

“Sunrun Products” means the Solar Facility financing and installation packages and related products and services offered by Sunrun, as may be adjusted by Sunrun in its sole discretion from time to time, including but not limited to the products sold through the Solar Customer Agreement.

“Territory” shall means the geographies set forth in Exhibit B, provided that such Exhibit may be amended anytime by Sunrun to include additional geographies upon notice by Sunrun to Contractor.

ARTICLE 2 – RELATIONSHIP

2.1 Appointment. Subject to the terms and conditions of this Agreement, Sunrun hereby appoints Contractor as Sunrun’s sales representative, and Contractor accepts such appointment, for the sole purpose of soliciting orders for the Sunrun Products in the Territory during the Term (such solicitation, the “Contractor Activities”).

2.2 [INTENTIONALLY LEFT BLANK]

2.3 Status of Contractor. Contractor shall perform and execute the provisions of this Agreement as an independent contractor to Sunrun and shall not be an agent, employee, joint venturer or partner of Sunrun. Contractor shall be solely responsible for the employment, control and conduct of all persons in its employ, and Contractor shall make all withholdings and payments of all payroll taxes and similar obligations, including income tax, social security tax, unemployment tax and worker’s compensation taxes, for each of its employees and salespersons.

2.4 Subcontractors.

(a) No contractual relationship shall exist between Sunrun and any Subcontractor with respect to the Contractor Activities performed hereunder. No Subcontractor is intended to be or shall be deemed a third party beneficiary of this Agreement. Contractor shall be fully responsible for the works, services, and materials and the acts, defaults and neglects of any Subcontractor, its agents or employees as fully as if they were Contractor’s own or those of Contractor’s agents or employees, and the acts and omissions of each Subcontractor shall be deemed and treated as the acts and omissions of Contractor itself. Contractor shall not use any Subcontractor that directly offers a Solar Financing Product. The term “directly offers” in the previous sentence shall mean a Subcontractor’s actions in offering a Solar Financing Product in which such Subcontractor is the counterparty to the agreement with the customer purchasing such Solar Financing Product.

(b) All Subcontractors set forth on Exhibit R are, as of the Effective Date, approved by Sunrun to perform Contractor Activities. Prior to hiring or engaging any new Subcontractor that is not already contained in Exhibit R to perform Contractor Activities, Contractor shall provide Sunrun with written notice of its intent to use such Subcontractor, and Sunrun shall have thirty (30) days to approve or deny in writing Contractor’s use of such Subcontractor to perform Contractor Activities. In the event that Sunrun does not either approve or deny Contractor’s request to use such Subcontractor within thirty (30) days of receipt thereof, Sunrun shall be deemed to have consented to the use of such Subcontractor. Furthermore, on a quarterly basis, within ten (10) days of the end of such quarter, Contractor shall provide

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to Sunrun a list of all Subcontractors used by Contractor during such quarter. Sunrun shall have the right to review such Subcontractor list and to reject any Subcontractor in Sunrun’s sole discretion, and Contractor shall no longer subcontract with any such rejected Subcontractor to perform Contractor Activities. Further, if any Subcontractor is deemed by Sunrun, in Sunrun’s reasonable discretion, to have violated any of the Contractor’s Responsibilities in Article 3 or to be directly offering a Solar Financing Product, then Sunrun shall have the right to reject such Subcontractor upon ten (10) days’ notice to Contractor and Contractor shall no longer be permitted to use such rejected Subcontractor to perform Contractor Activities. Contractor shall ensure and provide confirmation that such rejected Subcontractor has stopped performing Contractor Activities under this Agreement.

2.5 Sales Representatives. Periodically, as requested by Sunrun, Contractor shall provide Sunrun a list identifying each of its individual sales representatives who are performing Contractor Activities on behalf of Contractor or any Subcontractor. Without limiting any other rights Sunrun has under this Agreement or the law, in the event that an individual sales representative violates or there is a claim that an individual sales representative has violated any provision of this Agreement including but not limited to, Contractor’s Responsibilities set forth in Section 3.2 herein, such individual sales representative, upon Sunrun’s request, shall immediately stop performing Contractor Activities under this Agreement. Contractor shall ensure and provide confirmation that such individual sales representative has stopped performing Contractor Activities under this Agreement.

ARTICLE 3 – RESPONSIBILITIES

3.1 Sunrun Responsibilities. Sunrun agrees, at its own expense, to:

(a) provide Contractor with access and use of the Online Proposal System on a nonexclusive, nontransferable basis and subject to the terms of this Agreement;

(b) make reasonable efforts to notify Contractor in advance of new Sunrun marketing programs and changes to the Sunrun Products and pricing; and honor historic pricing and marketing programs for fourteen (14) days following any change in pricing, provided, however, that Sunrun shall be under no obligation to honor pricing generated by the Online Proposal System for a particular Solar Facility in the event that any Rebates applicable to that Solar Facility are reduced or become unavailable during such fourteen (14) day period;

(c) make payments to Contractor for its performance of certain Service Requests and for reaching goals under the Incentive Program; and

(d) act in a manner consistent with all applicable Laws in performing under this Agreement.

3.2 Contractor Responsibilities. Contractor agrees, at its own expense, to:

(a) make best commercial efforts to promote, market and sell the Sunrun Products in the Territory so as to meet or exceed the (i) Minimum Volume Commitments, (ii) the Sales and Installation Forecast and (iii) Sales and Installation Outlook and provide such reports in the format and within the timeframes required hereby;

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(b) adhere to the Marketing and Brand Guidelines;

(c) adhere to Sales Guidelines;

(d) adhere to Customer Promotion Guidelines;

(e) deliver the Sales and Installation Forecast Report to Sunrun by the close of business on Friday of every week;

(f) deliver the Sales and Installation Outlook Report to Sunrun by the close of business on the last Business Day of every month;

(g) send senior management, salespersons and other appropriate personnel to participate in trainings programs provided by Sunrun from time to time;

(h) encourage Sunrun’s attendance at its sales meetings, customer site visits, marketing events and business development opportunities, in Contractor’s sole discretion;

(i) collect a complete Initial Deal Package and provide the same to Sunrun in accordance with its reasonable instructions;

(j) obtain additional information or documentation from the Host Customer (i.e., additional personal guarantees or credit information) in the event Sunrun has rejected an Order for lack of such additional information or documentation, to be used by Sunrun when Sunrun reconsiders such Order for acceptance;

(k) during the Term of the Agreement, not to, without the prior consent of Sunrun, directly or indirectly solicit or attempt to solicit any current employee of Sunrun to leave the employment of Sunrun. For the purposes of this Section 3.2(k), a general advertisement or notice of a job listing or opening or other similar general publication of a job search or availability to fill employment positions, including on the internet, shall not be construed as solicitation; and the hiring of any such employee(s) who freely responds thereto shall not be in breach of this Section 3.2(k);

(l) avoid deceptive, misleading or unethical representations or practices in marketing the Sunrun Products;

(m) fulfill Service Requests pursuant to the terms of the [Amended and Restated] Master Solar Facility Turnkey Contract;

(n) offer commission rates to its sales representatives on photovoltaic systems sold as Sunrun Products that are equal to or higher than the commission rates paid on sales of customer-owned photovoltaic systems or other same-as-cash transactions;

(o) if applicable, register sales representatives as Home Improvement Salespersons with the Contractor State Licensing Board in California;

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(p) act in a manner consistent with all applicable Laws, but not limited to the Consumer Protection Laws set forth in Exhibit N;

(q) utilize the resources and support provided by Sunrun under this Agreement solely for Contractor Activities;

(r) adhere to Exhibit C and the Online Proposal Guidelines;

(s) adhere to the Project Policies Guidebook; and

(t) comply with the Sunrun Background Check Requirements set forth in Exhibit M.

3.3 Responsibilities of Both Parties. Sunrun and Contractor both agree, at their own expense, to:

(a) prepare for and participate in the Quarterly Review;

(b) place on their respective websites keyword rich links directed to the other Parties’ website;

(c) make commercially reasonable efforts to synchronize and integrate proposal data systems;

(d) in the event the Minimum Volume Commitment is not met for two (2) consecutive months, conduct a detailed review of the Contractor’s activities for the purpose improving sales performance of the Contractor; and

(e) perform their respective obligations under the terms of the Leads Program, if Contractor has not opted out of the Leads Program pursuant to Section 5.1;

ARTICLE 4 – ORDERS

4.1 Order Submission. In connection with its performance of the Contractor Activities, Contractor shall diligently seek to obtain practicable orders for the Sunrun Products (each, an “Order”) on such forms generated by the Online Proposal System and in accordance with such procedures as the parties may establish from time to time. Contractor shall use best commercial efforts to submit a complete Initial Deal Package to Sunrun within forty-eight (48) hours of a potential Host Customer’s signature on the Solar Customer Agreement. To be considered for acceptance, upon receipt by Sunrun each Order must include (i) a completed Solar Customer Agreement with the signature of the potential Host Customer, (ii) a Deposit, if a Deposit is called for by the Solar Customer Agreement, and (iii) a completed Initial Deal Package. No Solar Customer Agreement will be binding until accepted in writing by Sunrun.

4.2 Order Acceptance. Sunrun has the right to reject any Order based on (i) the Solar Customer Agreement not having been generated by the Online Proposal System, (ii) the Solar Customer Agreement having been expired pursuant to the date set forth on such agreement, (iii) the Host Customer not passing Sunrun’s credit approval process, (iv) Host Customer is not a Qualified Customer,

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(v) insufficiency of Deposit or Customer signature; (vi) other failure of the Order to comply with the terms of the Project Policies Guidebook; or (vii) its sole discretion irrespective of the satisfaction of any other criteria, provided in each case that Sunrun shall do so in writing within three (3) business days of Sunrun’s receipt of the Order. Delays in Order acceptance by Sunrun shall constitute an equitable adjustment to the Guaranteed Substantial Completion Date in the Master Solar Facility Turnkey Contract between Sunrun and Contractor then in effect.

4.3 Collection of Payments.

(a) If a Deposit is due upon Solar Customer Agreement signing, Contractor shall be responsible for ensuring that Host Customer has paid the Deposit through the Sunrun customer website and/or delivering it through secure processing center designated by Sunrun. Deposits shall be collected and delivered to Sunrun at or about the same time as Contractor delivers the Solar Customer Agreement signed by such potential Host Customer.

(b) If the Host Customer pays Sunrun the Initial Payment in advance of commencement of the Solar Facility installation, then Sunrun will make reasonable efforts to notify Contractor in advance of the scheduled start of work on the Solar Facility. If Contractor has not received such notice, Contractor shall use reasonable efforts to collect the Initial Payment on Sunrun’s behalf, during installation, such payment to be made by Host Customer by check payable to Sunrun and mailed by Contractor to Sunrun within five (5) business days of collection. Contractor expressly disclaims any responsibility for acting as Sunrun’s agent in this regard. If Contractor arrives on the job site to commence work on the Solar Facility and the Host Customer does not provide the required Initial Payment, Contractor shall use reasonable efforts to notify Sunrun and shall proceed with installation of the Solar Facility, provided that if Sunrun wants Contractor to stop work and reschedule the Solar Facility installation to coincide with the Host Customer’s Initial Payment to Sunrun, Sunrun will notify Contractor immediately. Such delay shall pro-rata extend the timelines in the Master Solar Facility Turnkey Contract between the Parties. Contractor will also be entitled to payment from Sunrun for all work performed and materials used through the date of work stoppage.

(c) Sunrun shall solely be responsible for any refunds or other payments made to Host Customer for any reason pursuant Solar Customer Agreement or in association with any Sunrun Product, including but not limited to a cancellation by the Host Customer of the Solar Customer Agreement or an inability of the Contractor to perform under the Master Solar Facility Turnkey Contract, and Contractor agrees not to make any payments directly to the Host Customer. Nothing in this Section 4.3(c), shall limit or otherwise reduce either Party’s ability to pursue the other Party for breaches of the Agreement.

4.4 Solar Facility Pricing and Payment.

(a) Price. Sunrun agrees to purchase Solar Facilities from Contractor for the price Contractor enters into the Online Proposal System during the process of generating the Solar Customer Agreement (“Solar Facility Price”). Notwithstanding the foregoing, if at any time Contractor offers to provide a Solar Facility to a potential Host Customer (i) at a price or rate lower than that included in the Solar Customer Agreement, (ii) with a guarantee of state or local Rebate amounts or (iii) with any other promotion that affects the economics of the proposed Solar Facility with respect to a Host Customer (collectively, a “Partner Discount”), the Solar Facility Price shall be the amount set forth in the first sentence of this Section 4.4(a) less the Partner Discount.

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(b) Payment Terms. Payment of the Solar Facility Price by Sunrun to Contractor shall be pursuant the terms of the Master Solar Facility Turnkey Contract between Sunrun and Contractor then in effect.

ARTICLE 5 – SPECIAL PROGRAMS

5.1 Leads Program.

(a) General. Sunrun may provide, and Contractor agrees to accept, sales leads pursuant to the terms set forth in Exhibit I (the “Leads Program”). Sunrun reserves the right to cancel or modify any of the terms of the Leads Program in its sole discretion at any time, by providing fifteen (15) days written notice to Contractor before such amendments shall become effective.

(b) Participation. Contractor shall be enrolled in the Leads Program, unless it provides written notice to Sunrun that it elects not to participate in the Leads Program, such notice to be delivered at least five (5) business days prior to the beginning of the quarter. Upon timely receipt of such notice, Sunrun will not provide Contractor with any leads pursuant to the Leads Program beginning at the start of the next quarter. Contractor may return to the Leads Program by providing written notice at least five (5) business days prior to the beginning of any subsequent quarter or upon mutual agreement of the Parties. During each Quarterly Review Sunrun and Contractor will discuss the Leads Program and determine whether the guidelines and performance standards were met by the Contractor for the quarter. If Contractor fails to meet guidelines and performance standards in two consecutive quarters Sunrun may in its sole discretion discontinue the Leads Program for Contractor.

5.2 Incentive Program.

(a) General. To incentivize the sale of Sunrun Products, from time to time Sunrun may provide in writing to Contractor an incentive program based on the individual sales activity and other performance metrics of each of Contractor and/or each of Contractor’s salespersons (the “Sales Incentive Program”), such requirements and benefits as more fully described in such writing provided by Sunrun to Contractor. For the purposes of the Sales Incentive Program, a sale of a Sunrun Product is credited to Contractor and/or a salesperson upon Sunrun’s countersignature of the Solar Customer Agreement; provided, however, in the event an Order so accepted is cancelled, then such Order shall not be credited to Contractor or the salesperson responsible for such Order, and if a payment has already been made to Contractor under the Sales Incentive Program for the cancelled Order then any future payments made to Contractor with respect to Contractor’s or such salesperson’s performance shall be reduced to reflect the cancellation; provided, further, in the event a salesperson terminates employment with Contractor, Contractor shall promptly notify Sunrun, and Sunrun shall have no obligation to make any future payments to Contractor for benefits earned by such terminated salesperson pursuant to Sales Incentive Program.

(b) Payment. Sunrun may make any payments earned under the Sales Incentive Program on a monthly basis directly to Contractor, and such payment is made in consideration for Contractor’s performance under this Agreement. Contractor agrees to distribute any payments received to the salespersons who earned the payments, after making deductions for employer taxes, workers compensation premiums and any other deductions required by law. Payments under the Sales Incentive Program are subject to the Contractor performing its obligations under this Agreement.

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(c) No Employment Relationship. Sunrun and Contractor agree that the salespersons are solely under the employment of Contractor and that the Sale Incentive Program does not establish any employment, contractual or beneficial relationship between any employees of Contractor and Sunrun.

(d) Amendment and Termination. Sunrun reserves the right to terminate, suspend or amend any of the terms of the Sales Incentive Program in its sole discretion by providing fifteen (15) days written notice to Contractor before such termination, suspension or amendment becomes effective.

5.3 Promotional Programs. Sunrun may from time to time offer promotional programs for Sunrun Products to Contractors, such programs Contractors may in turn offer to potential Host Customers. Contractor agrees not to run any promotional programs for Sunrun Products that are not approved in writing (email acceptable) in advance by Sunrun.

ARTICLE 6 – CONFIDENTIALITY; INTELLECTUAL PROPERTY

6.1 Non-Disclosure Agreement. The Parties signed a Mutual Non-Disclosure Agreement (“NDA”) on May 13, 2015, which shall remain in full force and effect with respect to this Agreement, and nothing contained in this Agreement shall supersede or replace the terms and conditions therein. The NDA shall apply to this Agreement, including the terms and conditions hereof and the Parties’ discussions in furtherance of the transactions contemplated hereby.

6.2 Confidentiality. Notwithstanding Section 6.1, and by way of supporting and not superseding the NDA, from the date of this Agreement through the second anniversary of the termination hereof, each Party agrees, and shall cause its respective directors, officers, employees, consultants, advisors and affiliates, to each to treat and hold as confidential (and not disclose or provide access to any person) all business, technical, financial or other information of the other disclosing Party (“Confidential Information”) including, without limitation, information relating to trade secrets, patent applications, product development, customer lists, pricing and marketing plans, policies and strategies, details of client and consultant contracts, business acquisition plans and new personnel acquisition plans. Each Party further agrees to use (and not reverse engineer) the Confidential Information of the other disclosing Party solely for the purpose of advancing the business relationship contemplated under this Agreement as expressly permitted or directed by the disclosing Party. Notwithstanding anything to the contrary herein or in the NDA, Host Customer Information shall be deemed Confidential Information of Sunrun, and Sunrun shall be the sole and exclusive owner thereof.

6.3 Sunrun Trademark License.

(a) Contractor shall use the names and the graphic symbol solely as they appear in Exhibit A-1 (the “Sunrun Trademarks”). Contractor shall use the Sunrun Trademarks on all printed and electronic materials (including the internet) used in association with Contractor Activities. Unless Contractor obtains Sunrun’s prior written approval, Contractor shall not combine any of the Sunrun Trademarks with any other trademark, word, symbol, letter, design or mark.

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(b) Subject to the terms and conditions of this Agreement, Sunrun grants to Contractor, and Contractor accepts, a non-exclusive, non-transferable, non-sublicensable, license during the term of this Agreement to use the Sunrun Trademarks, solely in connection with the Contractor Activities. Uses by Contractor pursuant to this section’s license grant shall be referred to as “Contractor Licensed Uses”.

(c) Contractor shall not use the Sunrun Trademarks in connection with any activities other than the Contractor Licensed Uses without prior written approval of Sunrun.

(d) Upon Sunrun’s reasonable request, Contractor shall make available to Sunrun, for its approval, samples of all uses of the Sunrun Trademarks. Sunrun shall have the right to monitor the quality of the Contractor Licensed Uses and to make reasonable objections to any such sample on the grounds that Sunrun believes that the use of such materials by Contractor will be damaging to or dilutive of the value of, or reputation associated with, the Sunrun Trademarks, or damaging to or dilutive of the reputation of Sunrun or its products and services. Contractor shall undertake such other steps as Sunrun may reasonably request to assist Sunrun in monitoring the quality of the Contractor Licensed Uses provided by Contractor under the Sunrun Trademarks. Sunrun has the right to take all action that it deems necessary to ensure that Contractor’s activities under, and uses of, the Sunrun Trademarks are consistent with the reputation for quality and prestige of products and services associated with the Sunrun Trademarks.

(e) Contractor shall comply with all applicable laws and regulations pertaining to its use of the Sunrun Trademarks and any other Sunrun intellectual property, and its sale, distribution and advertising of the goods and services under the Sunrun Trademarks.

(f) Contractor shall not use any of the Sunrun Trademarks in connection with any activity that disparages Sunrun or its products or services, dilutes the value of the Sunrun Trademarks, or damages the reputation for quality inherent in the Sunrun Trademarks.

(g) Contractor acknowledges and agrees that it has no interest in the Sunrun Trademarks other than the licenses granted under this Agreement, and that Sunrun will remain the sole and exclusive owner of all right, title and interest in the Sunrun Trademarks. Contractor acknowledges and agrees that Contractor’s use of the Sunrun Trademarks and any good will in the Sunrun Trademarks resulting from Contractor’s use will inure solely to the benefit of Sunrun and will not create any right, title or interest for Contractor in the Sunrun Trademarks. Contractor shall not contest, oppose or challenge Sunrun’s ownership of the Sunrun Trademarks. Contractor agrees that it will do nothing to impair Sunrun’s ownership or rights in the Sunrun Trademarks. This license for use of Sunrun Trademarks shall terminate immediately upon termination of this Agreement.

(h) Contractor shall promptly notify Sunrun should Contractor learn of use by a third party of any trademark that is confusingly similar to any of the Sunrun Trademarks. Contractor shall take no action with respect thereto except with the prior written authorization of Sunrun. Sunrun may take such action as it in its sole discretion deems advisable for the protection of its rights in the Sunrun Trademarks. Contractor shall cooperate to assist Sunrun as reasonably necessary with any legal or equitable action taken by Sunrun to protect Sunrun’s rights in the Sunrun Trademarks.

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(i) Subject to the Limitation of Liability in Section 9.2, Sunrun agrees to defend Contractor in any action for infringement of any third party trademark arising out of Contractor’s use of the Sunrun Trademarks in accordance with this Agreement, and to pay any liabilities, damages and costs awarded against Contractor to such third party in any such action by a court of competent jurisdiction or agreed by Sunrun in settlement of any such action; provided, that Contractor notifies Sunrun promptly in writing of any such suit or proceeding, does not make any prejudicial admission or statement, gives Sunrun all reasonable assistance at Sunrun’s expense and gives Sunrun sole control of the defense and all negotiations for the settlement or compromise thereof. This indemnity shall not apply if normally non-infringing Sunrun Trademarks are rendered infringing by reason of Contractor’s particular use of such Sunrun Trademarks, combination of the Sunrun Trademarks with other marks or the modification of the Sunrun Trademarks. If, at any time, any Sunrun Trademark becomes, or in the opinion of Sunrun may become, the subject of a claim of infringement, Sunrun may, at its option (i) procure for Contractor the right to continue using such Sunrun Trademark; (ii) replace or modify such Sunrun Trademark, in which case Contractor shall immediately cease distribution of the Contractor Licensed Uses bearing the alleged infringing Sunrun Trademark; or (iii) terminate this Agreement with respect to such Sunrun Trademark.

(j) Sunrun shall have no liability for any infringement claim based on Contractor’s use of the Sunrun Trademarks after Sunrun’s notice that, due to such a claim, Contractor should cease use of one of the Sunrun Trademarks or begin use of a substitute mark. For all claims described in this Section 6.3(j), Contractor agrees to defend, indemnify and hold Sunrun harmless from and against all liabilities, losses, claims, damages, costs, expenses and settlement amounts (including without limitation reasonable attorneys’ fees).

6.4 Contractor Trademark License.

(a) To the extent used, Sunrun shall use the names and the graphic symbol solely as they appear in Exhibit A-2 (the “Contractor Trademarks”). Sunrun may use the Trademarks on any printed and electronic materials (including the internet) used on the Sunrun website, on the Online Proposal System and associated documentation, and in association with any other sales and marketing activities that relate to Contractor (“Sunrun Licensed Activities”). Unless Sunrun obtains Contractor’s prior written approval, Sunrun shall not combine any of the Contractor Trademarks with any other trademark, word, symbol, letter, design or mark.

(b) Subject to the terms and conditions of this Agreement, Contractor grants to Sunrun, and Sunrun accepts, a non-exclusive, non-transferable, non-sublicensable, license during the term of this Agreement to use the Trademarks, solely in connection with the Sunrun Licensed Activities. Uses by Sunrun pursuant to this section’s license grant shall be referred to as “Sunrun Licensed Uses”.

(c) Sunrun shall not use the Contractor Trademarks in connection with any activities other than the Sunrun Licensed Uses without prior written approval of Contractor.

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(d) Upon Contractor’s reasonable request, Sunrun shall make available to Contractor, for its approval, samples of all uses of the Contractor Trademarks. Contractor shall have the right to monitor the quality of the Sunrun Licensed Uses and to make reasonable objections to any such sample on the grounds that Contractor believes that the use of such materials by Sunrun will be damaging to or dilutive of the value of, or reputation associated with, the Contractor Trademarks, or damaging to or dilutive of the reputation of Contractor or its products and services. Sunrun shall undertake such other steps as Contractor may reasonably request to assist Contractor in monitoring the quality of the Sunrun Licensed Uses provided by Sunrun under the Contractor Trademarks. Contractor has the right to take all action that it deems necessary to ensure that Sunrun’s activities under, and uses of, the Contractor Trademarks are consistent with the reputation for quality and prestige of products and services associated with the Contractor Trademarks.

(e) Sunrun shall comply with all applicable laws and regulations pertaining to its use of the Contractor Trademarks and any other Contractor intellectual property, and its sale, distribution and advertising of the goods and services under the Contractor Trademarks.

(f) Sunrun shall not use any of the Contractor Trademarks in connection with any activity that disparages Contractor or its products or services, dilutes the value of the Contractor Trademarks, or damages the reputation for quality inherent in the Contractor Trademarks.

(g) Sunrun acknowledges and agrees that it has no interest in the Contractor Trademarks other than the licenses granted under this Agreement, and that Contractor will remain the sole and exclusive owner of all right, title and interest in the Contractor Trademarks. Sunrun acknowledges and agrees that Sunrun’s use of the Contractor Trademarks and any good will in the Contractor Trademarks resulting from Sunrun’s use will inure solely to the benefit of Contractor and will not create any right, title or interest for Sunrun in the Contractor Trademarks. Sunrun shall not contest, oppose or challenge Contractor’s ownership of the Contractor Trademarks. Sunrun agrees that it will do nothing to impair Contractor’s ownership or rights in the Contractor Trademarks.

(h) Sunrun shall promptly notify Contractor should Sunrun learn of use by a third party of any trademark that is confusingly similar to any of the Contractor Trademarks. Sunrun shall take no action with respect thereto except with the prior written authorization of Contractor. Contractor may take such action as it in its sole discretion deems advisable for the protection of its rights in the Contractor Trademarks. Sunrun shall cooperate to assist Contractor as reasonably necessary with any legal or equitable action taken by Contractor to protect Contractor’s rights in the Contractor Trademarks.

(i) Subject to the Limitation of Liability in Section 9.2, Contractor agrees to defend Sunrun in any action for infringement of any third party trademark arising out of Sunrun’s use of the Contractor Trademarks in accordance with this Agreement, and to pay any liabilities, damages and costs awarded against Sunrun to such third party in any such action by a court of competent jurisdiction or agreed by Contractor in settlement of any such action; provided, that Sunrun notifies Contractor promptly in writing of any such suit or proceeding, does not make any prejudicial admission or statement, gives Contractor all reasonable assistance at Contractor’s expense and gives Contractor sole control of the defense and all negotiations for the settlement or compromise thereof. This indemnity shall not apply if normally non-infringing Contractor Trademarks are rendered infringing by reason of Sunrun’s particular use of such Contractor Trademarks, combination of the Contractor Trademarks with other marks or the modification of the Contractor Trademarks. If, at any time, any Contractor Trademark becomes, or in the opinion of Contractor may become, the subject of a claim of infringement, Contractor may, at its option

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(i) procure for Sunrun the right to continue using such Contractor Trademark; (ii) replace or modify such Contractor Trademark, in which case Sunrun shall immediately cease distribution of the Sunrun Licensed Uses bearing the alleged infringing Contractor Trademark; or (iii) terminate this Agreement with respect to such Contractor Trademark.

(j) Contractor shall have no liability for any infringement claim based on Sunrun’s use of the Contractor Trademarks after Contractor’s notice that, due to such a claim, Sunrun should cease use of one of the Contractor Trademarks or begin use of a substitute mark. For all claims described in this Section 6.4(j), Sunrun agrees to defend, indemnify and hold Contractor harmless from and against all liabilities, losses, claims, damages, costs, expenses and settlement amounts (including without limitation reasonable attorneys’ fees).

ARTICLE 7 – FORCE MAJEURE

7.1 Force Majeure. Each Party shall be excused from performance and shall not be considered to be in default with respect to any obligation hereunder, except for Sunrun’s obligation to pay money in a timely manner for services actually performed by Contractor or other liabilities actually incurred by Sunrun, if and to the extent that its failure of, or delay in, performance is due to a Force Majeure Event; provided that: (a) such Party gives the other Party written notice describing the particulars of the Force Majeure Event as soon as is reasonably practicable; (b) the suspension of performance is of no greater scope and of no longer duration than is reasonably required by the Force Majeure Event; (c) no obligations of the Party that arose before the occurrence causing the suspension of performance shall be excused as a result of the occurrence of the Force Majeure Event unless the performance of such obligations is impaired by the Force Majeure Event; (d) the Party uses commercially reasonable efforts to overcome or mitigate the effects of the Force Majeure Event; and (e) when the Party is able to resume performance of its obligations under this Agreement, such Party shall give the other Party written notice to that effect and shall promptly resume performance hereunder.

ARTICLE 8 – INDEMNIFICATION

8.1 Contractor’s Indemnification Obligations. Contractor will hold harmless, indemnify and defend Sunrun, its other contractors and agents, its affiliates and the directors, officers and employees of each (collectively, the “Indemnified Parties”) against all claims, demands, actions, investigations (including without limitation, by any governmental entity and any governmental inquiry or action), and suits, and will pay all costs, damages, liabilities, losses, settlements, judgments and reasonable attorneys’ fees, arising directly or indirectly out of or resulting from: (i) any negligent, reckless, or intentionally wrongful acts or omissions on the part of Contractor; (ii) any acts, statements, claims, representations or warranties made by Contractor about the Sunrun Products that are false or are in violation of this Agreement; (iii) any failure of Contractor to perform its obligations under this Agreement or failure to perform its obligation under this Agreement in accordance with all applicable Laws, rules and regulations, including those set forth in Exhibit N; (iv) a determination by a court or agency that the Contractor or any of Contractor’s assistants, employees or agents is not an independent contractor with respect to Sunrun; or (v) any activities performed by Contractor or its Subcontractors in connection with this Agreement, in each case whether or not caused by the negligence of Sunrun or any other Indemnified Party and whether or not the relevant claim has merit. This indemnification obligation shall apply regardless of the amount of insurance coverage held by Sunrun.

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8.2 Sunrun’s Indemnification Obligations. Sunrun will hold harmless, indemnify and defend Contractor and its affiliates and their directors, officers and employees against all third party claims and will pay all costs, damages and reasonable attorneys’ fees, arising directly or indirectly out of or resulting from: (i) any negligent, reckless, or intentionally wrongful acts or omissions on the part of Sunrun; (ii) Sunrun’s failure to comply with the obligations set forth in any Solar Customer Agreements entered into by Sunrun; or (iii) any failure of Sunrun to perform its obligations under this Agreement in accordance with all applicable laws, rules and regulations. This indemnification obligation shall apply regardless of the amount of insurance coverage held by Contractor.

8.3 Indemnification Procedures. If Contractor determines that it is entitled to indemnification under this Article 8, Contractor shall promptly notify Sunrun in writing of the loss, and provide all reasonably necessary or useful information, assistance and authority to settle and/or defend any loss. In the event of a loss claimed by a third party, the selection of counsel, the conduct of the defense of any lawsuit, arbitration, or other proceeding, and any settlement shall solely be within Sunrun’s control, provided that the Contractor shall have the right to participate in the defense of such loss using counsel of its choice, at its expense. If Sunrun determines that it is entitled to indemnification under this Article 8, Sunrun shall promptly notify the Contractor in writing of the loss or claim. In the event of a loss or claim by a third party, the selection of counsel, the conduct of the defense of any lawsuit, arbitration, or other proceeding, and any settlement shall solely be within the Sunrun’s control, provided that the Contractor shall have the right to participate in the defense of such claim or loss using counsel of its choice, at its expense. Prior to the finalization of any settlement or claim, Sunrun shall use reasonable efforts to confer with Contractor regarding such settlement. Sunrun shall invoice any settlement amounts to Contractor which shall be paid within ten (10) Business Days of receipt or Sunrun shall have the right to offset and withhold such settlement amounts from future Milestone Payments.

ARTICLE 9 – LIMITATION OF LIABILITY

9.1 No Consequential Damages. EXCEPT FOR THE INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT, AND EXCEPT FOR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER SECTIONS 2.2 AND 3.2(A)(I) AND BREACH OF THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOST PROFITS OR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND, ARISING OUT OF OR RELATING TO THIS AGREEMENT, REGARDLESS OF THE CAUSE OF ACTION (INCLUDING NEGLIGENCE), EVEN IF THE OTHER PARTY HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

9.2 Liability Cap. EXCEPT FOR THE INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT, AND EXCEPT FOR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER SECTIONS 2.2 AND 3.2(a)(i) AND EXCEPT FOR A PARTY’S BREACH OF THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY’S LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT EXCEED THE SUM OF FEES PAID AND PAYABLE TO EITHER PARTY UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO FEES PAID AND PAYABLE UNDER SECTION 4.4.

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ARTICLE 10 – DISPUTE RESOLUTION

10.1 Negotiation. The Parties shall negotiate in good faith and attempt to resolve any disputes within thirty (30) days after the date that a Party gives written notice of such dispute to the other Party. In the event that the Parties are unable to reach an agreement within such thirty (30) day period (or such longer period as the Parties may agree) then either Party may initiate arbitration in accordance with Section 10.2. Notwithstanding this provision, either Party may initiate arbitration without negotiation to make a request for immediate, emergency relief.

10.2 Arbitration. Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules. The arbitration shall be held in the County of San Francisco, California. The Parties shall jointly request that the appointed arbitrator administer the arbitration efficiently and, if possible, issue a decision within six (6) months from the date the arbitrator is appointed. The arbitrator’s award shall set forth both the legal and factual basis of the award.

10.3 Attorneys’ Fees and Costs. If either Party initiates arbitration or any legal proceeding to enforce its rights under this Agreement, the prevailing Party shall be entitled to an award of reasonable attorneys’ fees, reasonable expert fees, costs, and expenses.

ARTICLE 11 – TERM; TERMINATION

11.1 Term. The initial term of this Agreement commences as of the Effective Date and expires twenty-four (24) months after the Effective Date, at which time the Agreement shall automatically renew for additional twelve (12) month terms (collectively with the initial term, the “Term”), provided, however, no such renewal shall occur if either Party delivers the other Party a non-renewal notice at least ninety (90) days before the expiration of the current term.

11.2 Termination. This Agreement may be terminated:

(i) at any time by either Party for cause in the event of any material breach or default by the other Party following written notice and failure by the breaching or defaulting party to cure such breach or default within fifteen (15) days of such written notice;

(ii) at any time by either Party in the event of bankruptcy by the other Party;

(iii) at any time by either Party in the event of its termination of the Master Solar Facility Turnkey Contract in accordance with terms of the Master Solar Facility Turnkey Contract;

(iv) by Sunrun upon written notice in the event that Contractor does not meet the Minimum Volume Commitments for

(A) three (3) consecutive months, or

(B) if at any time, Contractor’s total sales are less than 80% of the aggregate total of all Minimum Volume Commitments from the Effective Date through the last full calendar month immediately preceding the month in which the notice of termination is issued. For illustrative purposes only, if the Effective Date of the Agreement is in January, and the aggregate total of all

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Minimum Volume Commitments from the Effective Date through October of that calendar year is 3,000 DC kW of Installations but Contractor has only completed 2,000 DC kW of Installations of Sunrun Products in the Territory during such time, then Sunrun may terminate the Agreement immediately by written notice to Contractor; or

(v) at any time upon mutual written agreement of both Parties.

11.3 Effect of Termination. Subject to Section 11.4, upon expiration or termination for any reason, the Agreement will cease to be in effect and none of the parties will have any further obligation or liability to the other. In addition, each party shall remove all of the other party’s trade names, trademarks, and logos, from its marketing collateral, web site, and any other materials used in furtherance of Agreement.

11.4 Survival. The parties’ rights and obligations under Sections 2.3, 2.4, 6.1, 6.2, 6.3, 6.4, and 11.3, and Articles 8, 9, 10 and 12, will survive any termination or expiration of this Agreement.

ARTICLE 12 – MISCELLANEOUS PROVISIONS

12.1 Assignment. Contractor may not assign or transfer this Agreement or its rights or obligations hereunder, in whole or in part, without the prior written consent of Sunrun. A change in control of Contractor, as defined by the California State Board of Equalization, shall be considered an assignment under this provision. Subject to the foregoing sentence, this Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successor and assigns. Any purported assignment in violation of this Section is void ab initio.

12.2 Amendments. Except as otherwise set forth herein, no change, amendment or modification of this Agreement shall be valid or binding upon the parties hereto unless such change, amendment, or modification shall be in writing and duly executed by both Parties. If any subsequent amendment or modification of law, rules or regulations materially alters a Party’s obligations hereunder to its detriment, the Parties will negotiate in good faith a mutually-acceptable amendment of the affected obligations.

12.3 No Waiver. Any failure of Sunrun or Contractor to enforce any of the provisions of this Agreement or to require at any time performance by Contractor or Sunrun of any of the provisions hereof during the pendency of this Agreement shall in no way affect the validity of this Agreement, or any part hereof, and shall not be deemed a waiver of the right of Sunrun or Contractor thereafter to enforce any and each such provision.

12.4 No Third-Party Beneficiaries in Host Customer. The Host Customer who may benefit hereby is an incidental beneficiary and shall not have the rights of a third party beneficiary of this Agreement.

12.5 Applicable Law. This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of California, exclusive of its conflict or choice of law rules. The Parties acknowledge that this Agreement evidences a transaction involving interstate commerce. Notwithstanding foregoing with respect to applicable substantive law, any arbitration

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conducted pursuant to the terms of this Agreement shall be governed by the Federal Arbitration Act (9 U.S.C. §§ 1-16). If either Party brings against the other Party any judicial proceeding arising out of or related to this Agreement, that Party may bring the proceeding only in the United States District Court for the Northern District of California or, only if there is no federal subject matter jurisdiction, in the California Superior Court sitting in San Francisco County, and each Party hereby submits to the exclusive jurisdiction of those courts for purposes of any such judicial proceeding. Contractor expressly consents to the exercise of personal jurisdiction in the courts of California in connection with such judicial proceeding. The provision in the preceding sentence with respect to the exclusive jurisdiction over judicial proceedings does not alter or affect the Parties’ agreement with respect to arbitration in Section 10.2.

12.6 Insurance. Contractor agrees to maintain insurance in the types and amounts as specified in the Master Solar Facility Turnkey Contract covering occurrences during the Term.

12.7 Entire Agreement. This Agreement along with the attached exhibits (which are incorporated into this Agreement by this reference and deemed to be an integral part of this Agreement), the Master Solar Facility Turnkey Contract, and the NDA contain the entire understanding of the Parties with respect to the subject matter hereof and supersedes any and all prior negotiations, contracts, agreements, commitments, and writings with respect thereto. There are no oral understandings, terms or conditions and neither Party has relied upon any representation, express or implied, not contained in this Agreement, the Master Solar Facility Turnkey Contract, or the NDA.

12.8 Notice. All written documentation and notices shall be transmitted via either certified mail with signature confirmation, private express mail service with signature confirmation, or electronic mail. Notice shall be deemed to have been given when received by the recipient listed below.

If to Sunrun:

Sunrun Inc.

Attn: General Counsel

595 Market Street, 29th Floor

San Francisco, CA 94105

Email: legalnotices@sunrun.com

and

Attn: Director, Operations

1515 Arapahoe St.

Tower II, Suite 600

Denver, Co 80202

Email: operations@sunrun.com

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If to the Contractor:

Complete Solar, Inc.

1850 Gateway Drive #450

San Mateo, CA 94404

Attn: Will Anderson

Local Phone: (877) 299-4943

Email: will@completesolar.com

The Parties may reasonably update the contact information by providing notice as specified above.

12.9 Severability. If any term or provision of this Agreement is determined to be invalid, in conflict with any Law, void, or otherwise unenforceable, and provided the terms and provisions of the Agreement that are essential to the interests of Sunrun and the Contractor remain substantially in effect, then the remaining terms and provisions will continue in full force and effect and the offending term or provision will be given the fullest meaning and effect allowed by Law.

12.10 Further Assurances. Contractor and Sunrun agree to provide such information, execute and deliver any instruments and documents and to take such other actions as may be necessary or reasonably requested by the other Party which are not inconsistent with the provisions of this Agreement and which do not involve the assumptions of obligations other than those provided for in this Agreement, in order to give full effect to this Agreement and to carry out the intent of this Agreement.

12.11 Mutual Non-disparagement. The Parties agree that its officers and directors will not make any disparaging remarks about or otherwise take any action that could be reasonably be expected to adversely affect the personal or professional reputation or prospects of the other Party. The Parties may disclose truthful and accurate facts and opinions about the other Party where required to do so by legal process (such as subpoena, court order, or similar process); provided however, that the commenting Party shall notify the other Party in writing if such disclosure is sought within sufficient time to allow for a full and fair opportunity to object to such legal process.

12.12 Conflicts. Each party represents and warrants that it has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement and/or its obligations to the other party under this Agreement. Each party agrees not to enter into any such conflicting agreement during the term of this Agreement.

12.13 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute but one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have hereto executed as of the Effective Date.

Sunrun Inc.		Complete Solar, Inc.

By:	/s/ Matt Schindel	By:	/s/ Will Anderson
Name:	matt schindel	Name:	Will Anderson
Title:	VP Finance	Title:	CEO
Date:	11/27/2017	Date:	11/21/2017

Approved by Sunrun Legal

/s/ JB

Approved by Sunrun Finance

/s/ [unintelligible]

Signature page to Amended and Restated Channel Agreement

EXHIBIT A-1

SUNRUN TRADEMARKS

OWNER	TRADEMARK	COUNTRY	REGISTRATION NO.

Sunrun Inc.	Brightbox	United States of America	87335960, 87335949

SunRun Inc.	Sunrun	United States of America	85168901, 86403447
SunRun Inc.		United States of America	85594817

Sunrun Inc.		United States of America	87222682, 85594817

SunRun Inc.		United States of America	87222682, 85594817

EXHIBIT A-2

CONTRACTOR TRADEMARKS

OWNER	TRADEMARK	COUNTRY	REGISTRATION NO.

		Unregistered	Unregistered

	Complete Solar Solution	Unregistered	Unregistered

	HelioQuote	Unregistered	Unregistered

EXHIBIT B

TERRITORY

The “Territory” includes the service areas of the following Utilities:

•	[***]

EXHIBIT C

ONLINE PROPOSAL SYSTEM

The following description of the Online Proposal System is as of the Effective Date and is provided for descriptive purposes only. Sunrun reserves the right to modify any of the terms below in its sole discretion, at any time and without notice.

The Online Proposal System, currently hosted at partner.sunrun.com, allows personnel of designated Contractors to create proposals, sales documents and manage certain operations functions. The Online Proposal System’s hours of operation are approximately 24 hours a day, seven days a week, subject to maintenance downtime. Sunrun provides technical support for the Online Proposal System via email, at completesolar@sunrunhome.com, and by phone at 888-840-7180. Support hours are presently Monday through Friday (excluding holidays) from 9:00 am to 6:00 pm (PT). Urgent, or after hours support issues may be directed to the designated Sunrun Contractor representative.

1.

Upgrades/Changes. Sunrun will periodically perform maintenance on and upgrades to Online Proposal System. This maintenance/release schedule and associated procedures shall be determined by Sunrun at its sole discretion. In some instances, Sunrun may at its sole discretion define a specific service change as “significant”. In the event of a “significant” service change, Sunrun will make commercially reasonable efforts to notify Contractor prior to change.

2.

Sunrun originated proposal. Contractor will use solely the materials generated by the Online Proposal System to market and sell Sunrun Products to potential customers. Any customized materials or materials not generated by the Online Proposal System representing Sunrun Products must not be used to market and sell Sunrun Products unless such materials have been approved in advance in writing by appropriate Sunrun personnel.

3.

Proposal data synchronization. Sunrun expects that the Parties will make reasonable commercial efforts to synchronize proposal data common to both the Online Proposal System and Contractor’s direct purchase proposal. Data points to be considered for synchronization include solar production estimates, utility cost estimates and savings estimates.

4.

Proposal data integration. By default, the Online Proposal System fields are filled out via manual data entry. Sunrun expects that the Contractor will make commercially reasonable efforts to implement technical interoperability to ensure the most efficient input methods are being utilized.

5.

Administrator. Contractor may designate an Online Proposal System administrator to assist appropriate Contractor personnel with proposal creation, proposal manipulation and the management of Contractor users. It is expected that this administrator will keep Contractor users current and up to date.

Contractor designated Online Proposal System administrator(s):

Dave Anderson	VP Sales	dave@completesolar.com
Name	Title	Email

ONLINE PROPOSAL GUIDELINES

The Online Proposal Guidelines may be amended from time to time by Sunrun upon notice to Contractor without requiring any amendment to the Agreement.

1.	Contractor must accurately represent and reflect the Homeowner’s kWh usage so as to not under represent or inflate kWh usage (even at homeowner requests).

2.	If Host Customer has lived at the residence for a period of 1 year or longer, the previous 12 months of kWh usage must accurately be entered into the proposal tool system.

3.

If Host Customer has not lived at residence for at least a period of 1 year, then Contractor shall, depending on the Host Customer’s electricity usage history, size a Sunrun system for a potential Host Customer based on a living space square footage calculation within the Online Proposal System, or as otherwise set forth in Exhibit L.

4.	Proposals may not be created for Host Customers on discounted rate structures, including but not limited low income rate structures.

5.	Contractor shall adhere to the minimum and maximum project sizes for each Order submitted to Sunrun as set forth in the Online Proposal System.

6.

Contractor shall not attempt to avoid limits on the minimum or maximum system size as set forth in the Online Proposal System by any method, including but not limited to, providing inaccurate information about the Host Customer’s electricity usage or designing multiple systems on one site.

7.	For non-standard rate structures, proposals showing the pre-solar and post-solar utility bills must be calculated without using the online proposal system.

8.

Contractor shall require and ensure that each of its employees or contractors, or each of its Subcontractors’ employees or contractors, use an Approved Email Address when accessing and using the Online Proposal System. An “Approved Email Address” shall mean a non-personal email address that is approved in writing in advance by Sunrun and that contains a domain name issued by Contractor or a Subcontractor.

EXHIBIT D

INITIAL DEAL PACKAGE

The Initial Deal Package (“IDP”) for each public Utility service area included in the Territory will be provided by Sunrun to Contractor and may be amended by Sunrun from time to time upon notice to Contractor based on changing Utility, Sunrun operations, or project finance requirements without requiring any amendment to the Agreement.

SAMPLE “IDP” REQUIREMENTS – UTILITY/TERRITORY SPECIFIC

1)	A completed Solar Customer Agreement, signed by at least one homeowner who passed credit, using Sunrun’s e-signature process through the Online Proposal System.

2)	A signed current version of the Net Energy Metering Agreement (“NEM”). Wet signature on the original is occasionally required.

a.	The signer of the Solar Customer Agreement must be listed on the utility bill. If he or she is not, he or she will need to be added to the utility bill.

3)	A signed design plan for the Solar Facility (from the Sunrun spreadsheet), e-signature is accepted

4)	A complete copy of the Host Customer’s recent utility bill

a.	Name and address must match the Solar Customer Agreement & that on the title for the site;

b.	meter #, Account #, service ID # must be visible;

c.	Most recent twelve (12) months’ usage must be visible; and

d.	Bill must meet Sunrun’s Utility Bill Requirements.

As of the Effective Date, each item of the IDP shall be uploaded through the Online Proposal System or Sunrun partner portal.

*The Initial Deal Package can be amended by Sunrun, on the terms set forth above, without requiring any amendment to the Agreement.

EXHIBIT E

QUARTERLY REVIEW

The Parties will hold a strategic working session at least quarterly where senior management from both organizations will review performance and strategize for the upcoming quarter. The Quarterly Review will take place at a location mutually agreed upon by the parties or via teleconference or webinar. Attendance is required by the senior management personnel from both parties who are responsible for sales, marketing and operations. The topics of discussion will be determined by the parties in advance the Quarterly Review, but will generally cover the following topics:

1.

Concealed rankings. Sunrun may provide feedback to Contractor consisting of its performance on key performance indicators, with the goal of assisting Contractor in gauging its relative strengths and weaknesses as compared to Sunrun’s other Contractors, without disclosure of the identity of any other Contractor. Key performance indicators may include, but are not limited to:

•	Sales close rates on Sunrun originated leads

•	Number of Sunrun proposals created by Contractor

•	Number of Sunrun site visits performed

2.	Sales review. For the sales portion of the review, the Parties may evaluate for the prior quarter, and update for the next quarter the following:

•	Unit Sales Targets

•	Sales Metrics, to include proposal creation

•	Sunrun Lead performance

•	Solar Facility Pricing

•	Sales Commission Program

3.	Marketing review. For the marketing portion of the review, the Parties may:

•	Evaluate applicable marketing campaigns, promotions and processes;

•	Evaluate metrics for Sunrun’s lead generation program, notably the number of leads passed and the close rates on the aforementioned leads;

•

Share specific feedback received during the quarter from customers on each other’s services, including the names of joint customers who are happy and able to be used as references for other customers; and

•	Discuss and review any updates to the Marketing and Brand Guidelines.

4.	Operations review. For the operations portion of the review, the Parties may:

•	Evaluate the prior quarter’s pipeline metrics, notably targeted vs. actual time to project completion;

•	Review installed system performance metrics and customer service issues;

•	Discuss equipment selection, supply issues, and potential new technologies, if applicable; and

•	Discuss and review build timelines for the coming quarter.

Sunrun Reserves the right to call and hold a strategic review session if at any time any the Minimum Volume Commitments are not being met.

EXHIBIT F

MINIMUM VOLUME COMMITMENTS

1.

1. Contractor shall deliver a minimum amount of DC kW in Installations or Net Orders as is set forth in table below and in accordance with the terms hereof (“Minimum Volume Commitment”). The Parties may mutually agree in writing to an updated Minimum Volume Commitment from time to time without requiring an amendment to this Agreement. Annually, until the end of the Term, the Parties shall mutually agree on a Minimum Volume Commitment for the upcoming year. In the event that Sunrun and Contractor fail to mutually agree upon a Minimum Volume Commitment for any period of time for which a Minimum Volume Commitment is not in place, the Minimum Volume Commitment for such period shall be that in place during the month immediately preceding such time until the Parties mutually agree on a new Minimum Volume Commitment. “Watt” is a unit of electrical power, measured in direct current (“DC”) standard test conditions. A “Kilowatt” or “kW” is 1,000 Watts. A “Megawatt” is 1,000,000 Watts.

2.	The Minimum Volume Commitment forecast shall include the following details and structure:

a. Number of Net Orders where “Net Orders” means those Orders that are not expected to be cancelled by the Host Customer and that are not ultimately rejected by Sunrun pursuant to Section 4.2 (i)-(vi) of the Agreement.

b. Total DC kW of Net Orders

c. Number of Installations where “Installations” shall mean Solar Facilities that have reached Milestone 1 as defined in Exhibit C of the Master Solar Facility Turnkey Contract.

d. Total DC kW of Installations

Contractor’s Minimum Volume Commitment:

Month	Number of Net Orders*	Total DC kW of Net Orders	Number of Installations*	Total DC of kW of Installations
November 2017	[***]	[***]	[***]	[***]
December 2017	[***]	[***]	[***]	[***]
January 2018	[***]	[***]	[***]	[***]
February 2018	[***]	[***]	[***]	[***]
March 2018	[***]	[***]	[***]	[***]
April 2018	[***]	[***]	[***]	[***]
May 2018	[***]	[***]	[***]	[***]

June 2018	[***]	[***]	[***]	[***]
July 2018	[***]	[***]	[***]	[***]
August 2018	[***]	[***]	[***]	[***]
September 2018	[***]	[***]	[***]	[***]
October 2018	[***]	[***]	[***]	[***]

*	Net Orders and Installations must consist of a minimum system size of [****] kW DC.

EXHIBIT G

[Intentionally Left Blank]

EXHIBIT H

MARKETING AND BRAND GUIDELINES

The Marketing and Brand Guidelines will be provided by Sunrun to Contractor and attached hereto and may be amended from time to time by Sunrun upon notice to Contractor without requiring any amendment to the Agreement.

SUNRUN LOGO GUIDELINES

WE ♥ OUR LOGO

We're delighted that you would like to use our logo to represent Sunrun in your communications. Below are some simple guidelines that will help you apply it and give it the right treatment it deserves. There's a lot of love for this logo at Sunrun, so we thank you in advance for helping us protect it.

SUNRUN LOGOS

The Sunrun Brilliant Home™ and logotype should represent Sunrun in communications.

A LITTLE BREATHING ROOM

The logos are most effective when they have a little extra white space around them. Simply use the height of the "U" as a guide for how much space you need. Keep this space clear of graphics, type, images, etc.

Primary Brandmark
Stacked Brandmark
Logotype

THE SUNRUN BRILLIANT HOME™

The Brilliant Home puts the consumer at the center, embodying our services by positioning Sunrun as the leader in residential solar energy generation, storage and management. Please note that the Brilliant Home should never be used by itself, but should always appear in conjunction with the logotype.

PRIMARY MARK
WHITE
SUN RAYS

QUESTIONS? Our team is here to help! Send us an email at **brandreview@sunrunhome.com.**

SUNRUN LOGO GUIDELINES

SIZE MATTERS

The logos are hard to read when they are too small. The minimum size is .8125" (13/16") wide for the primary brandmark, or 0.5" for the logotype.

.8125" (13/16")

0.5"

0.5"

SUNRUN BLUE

Our blue is our brand's heritage. Should you need to use Sunrun blue, it is PMS 2995.

PANTONE® 2995

CMYK	89-0-1-0
RGB	0-173-230
HEX	#00ADE6

FUNNY BUSINESS

Be nice to the brandmark. Here are some simple reminders of use-cases that diminish the brandmark. Avoid recoloring, stretching the logo, changing the lock-up proportions, tilting, adding other visual elements (like a shadow, outline, or bevel), laying the logo over a busy image or low-contrast image, or placing it too close to another logo.

DON'T DON'T DON'T

DON'T DON'T DON'T

BOILERPLATE LANGUAGE

The following is a simple, straightforward way to talk about Sunrun.

> Sunrun makes going solar—and saving money on your electric bill—about as easy as it gets. We purchase the solar panel system and install the panels on your roof. You just pay Sunrun a low, locked-in rate for the solar power that's produced. With Sunrun's BrightSave™ solar service, you can rest easy knowing Sunrun monitors the performance of the system, provides full insurance and a money-back performance guarantee. Too good to be true? Nope, it's just Sunrun helping make you and your wallet look awesome.

QUESTIONS? Our team is here to help! Send us an email at **brandreview@sunrunhome.com.**

EXHIBIT I

LEADS PROGRAM

The Leads Program will be provided by Sunrun to Contractor and attached hereto and may be amended from time to time by Sunrun upon notice to Contractor without requiring any amendment to the Agreement.

SUNRUN LEADS PROGRAM

PROGRAM OVERVIEW & GUIDELINES

Sunrun actively generates residential solar leads that are prequalified by Sunrun’s inside sales team. We provide these leads to select partners free of charge with the goal of generating deals for our partners and for Sunrun. On average we spend [***]. Some of our partners have seen great success with our leads and others have not. The following requirements and guidelines stem from our experience with the more successful partners over the two-year history of this program. If followed, these guidelines will result in more deals for both of our organizations.

LEADS PROGRAM OVERVIEW

•	Sunrun will pass exclusive, prequalified residential solar leads to our partners with the goal of generating closed Sunrun deals

•

Program is optional and by invitation only: Once invited to participate, a partner can opt in at the beginning of each calendar quarter and opt out at any time. Currently we are only extending this invitation to our top partners (by deal volume) in each region.

•	Lead volume targets will be agreed upon at the beginning of each calendar quarter

CRITERIA FOR PARTICIPATION

While we would love to make this program available to everyone, good leads are scarce! Since our leads are exclusive (we pass them to one partner only) we must limit participation in the program. Criteria for participating in the program are outlined below:

Length of relationship	• A Sunrun partner must have at least 3 months of experience selling Sunrun before being eligible for the program

Lead passing guidelines	• Partner must agree to the Leads Program Overview and Guidelines (described on separate document)

Performance targets

•  Partner must average 3 closed Sunrun deals per sales rep per month for the 3-month period prior to joining the program

•  Sales reps that have been with the company less than 6-weeks are excluded from this performance target

As we approach the 3-month anniversary of our partnership we will evaluate whether participation in the Sunrun Leads Program make sense for both of our organizations.

SUNRUN’S RESPONSIBILITIES

•	Sunrun will only pass leads that have been subjected to a 20-point prequalification conversation that includes an online visual inspection of the array location

•	All relevant information will be passed over including contact information, utility information, and extensive notes from the conversation

PARTNER’S RESPONSIBILITIES

Successfully meeting these performance and process standards will result in a greater share of leads, failure to meet these standards in two consecutive quarters will result in reduced lead volume and potential elimination from program:

Performance target

•	Close rate ≥ 20%, where close rate is defined as total approved Sunrun deals in a quarter divided by total qualified Sunrun leads passed in the quarter

•	Proposal creation rate on qualified leads > 80%

Sales process

•	Sales representative must lead with Sunrun

•	Partner must make 3 attempts to contact lead within 7 days of receiving lead

•	Partner must notify Sunrun if lead is unqualified within 14 days of receiving lead

•	Leads may only be unqualified for reasons outlined in Appendix 1

•	If partner has not created a Sunrun proposal within 21 days, Sunrun reserves the right to pass lead to another partner

•	Lead status report must be sent to Sunrun once per week (format outlined in Appendix 2)

•	To expedite the sale, partner grants Sunrun right to pass directly to sales reps (we are happy to copy others in the organization for data management!)

Note on system costs: Please consider the avoided sales & marketing costs you are not incurring on these leads. Lower system costs mean lower Sunrun pricing which means more closed deals. We do not expect you to contribute [***] avoided sales and marketing costs, but system costs for Sunrun leads should reflect a portion of these savings.

APPENDICES

APPENDIX 1: UNQUALIFIED LEADS

Sunrun leads can only be unqualified for the following reasons:

1.	Does not meet Sunrun’s credit requirement

2.	Requires new roof to go solar

3.	Average shading on array location less than 85%

4.	Lead is on low-income rate program or medical baseline

5.	Lead fails to respond to partner’s contact attempts or consistently misses site visits (minimum of 3 attempts required)

6.	Average utility bill size < $125/mo. (CA IOUs only)

7.	Insufficient roof space to fit 12 panels

8.	Multi-unit

9.	Non-residential

10.	Does not own home

11.	Lead is located out of partner’s service area

12.	Lead is located in a non-Sunrun utility

13.	Lead is a duplicate lead that partner received previous to Sunrun lead

APPENDIX 2: WEEKLY LEAD REPORT FORMAT

First Name	Last Name	Date received	Sales Rep	Status	Why Unqualified?

Where “Status” includes the following categories

1.	Closed-lost

2.	Unqualified

3.	Attempting to contact

4.	Site visit scheduled

5.	Site visit completed

6.	Closed-won

And “Why Unqualified?” includes one of the categories from Appendix 1.

SUNRUN LEADS PROGRAM

PROGRAM OVERVIEW & GUIDELINES

SunRun actively generates residential solar leads that are prequalified by SunRun’s inside sales team. We provide these leads to select partners free of charge with the goal of generating deals for our partners and for SunRun. [***] Some of our partners have seen great success with our leads and others have not. The following requirements and guidelines stem from our experience with the more successful partners over the two-year history of this program. If followed, these guidelines will result in more deals for both of our organizations.

LEADS PROGRAM OVERVIEW

•	SunRun will pass exclusive, prequalified residential solar leads to our partners with the goal of generating closed SunRun deals

•

Program is optional and by invitation only: Once invited to participate, a partner can opt in at the beginning of each calendar quarter and opt out at any time. Currently we are only extending this invitation to our top partners (by deal volume) in each region.

•	Lead volume targets will be agreed upon at the beginning of each calendar quarter

SUNRUN’S RESPONSIBILITIES

•	Sunrun will only pass leads that have been subjected to a 20-point prequalification conversation that includes an online visual inspection of the array location

•	All relevant information will be passed over including contact information, utility information, and extensive notes from the conversation

PARTNER’S RESPONSIBILITIES

Successfully meeting these performance and process standards will result in a greater share of leads, failure to meet these standards in two consecutive quarters will result in reduced lead volume and potential elimination from program:

Performance target

•	Close rate ≥ 20%, where close rate is defined as total approved Sunrun deals in a quarter divided by total qualified Sunrun leads passed in the quarter

Sales process

•	Sales representative must lead with Sunrun

•	Partner must make 3 attempts to contact lead within 7 days of receiving lead

•	Partner must notify Sunrun if lead is unqualified within 14 days of receiving lead

•	Leads may only be unqualified for reasons outlined in Appendix 1

•	If partner has not created a SunRun proposal within 21 days, SunRun reserves the right to pass lead to another partner

•	Lead status report must be sent to SunRun once per week (format outlined in Appendix 2)

•	To expedite the sale, partner grants SunRun right to pass directly to sales reps (we are happy to copy others in the organization for data management!)

Note on system costs: Please consider the avoided sales & marketing costs you are not incurring on these leads. Lower system costs mean lower Sunrun pricing which means more closed deals. We do not expect you to contribute the [***] avoided sales and marketing costs, but system costs for Sunrun leads should reflect a portion of these savings.

APPENDICES

APPENDIX 1: UNQUALIFIED LEADS

Sunrun leads can only be unqualified for the following reasons:

1.	Does not meet Sunrun’s credit requirement

2.	Requires new roof to go solar

3.	Average shading on array location less than 85%

4.	Lead is on low-income rate program or medical baseline

5.	Lead fails to respond to partner’s contact attempts or consistently misses site visits (minimum of 3 attempts required)

6.	Insufficient roof space to fit 12 panels

7.	Multi-unit

8.	Non-residential

9.	Does not own home

10.	Lead is located out of partner’s service area

11.	Lead is located in a non-Sunrun utility

12.	Lead is a duplicate lead that partner received previous to Sunrun lead

APPENDIX 2: WEEKLY LEAD REPORT FORMAT

First Name	Last Name	Date received	Sales Rep	Status	Why Unqualified?

Where “Status” includes the following categories

1.	Closed-lost

2.	Unqualified

3.	Attempting to contact

4.	Site visit scheduled

5.	Site visit completed

6.	Closed-won

And “Why Unqualified?” includes one of the categories from Appendix 1.

EXHIBIT J

SALES GUIDELINES

The Sales Guidelines will be provided by Sunrun to Contractor and attached hereto and may be amended from time to time by Sunrun upon notice to Contractor without requiring any amendment to the Agreement.

Sunrun is committed to an outstanding customer experience and to partnering with companies that take the utmost care in helping homeowners make an educated choice about Sunrun’s solar power service.

Sunrun requires its partners to:

•	Always treat Host Customer’s and potential Host Customers with courtesy and respect;

•	Understand the potential Host Customer and Host Customer’s situation, including their suitability for solar;

•	Create proposals that accurately represent pre-solar energy consumption and the home’s physical properties;

•	Explain accurately the benefits of the Sunrun Products and the Solar Customer Agreement;

•

Take care to explain the key terms of the Solar Customer Agreement, including but not limited to, the duration of the contract (20 years), and if applicable, the presence of an annual increase and the PPA or lease rate;

•	Make accurate representations regarding savings from solar and potential increases in the cost of electricity from the utility;

•	Set accurate expectations with regard to installation process and timeline;

•	Behave professionally and respectfully when encountering competitive proposals;

•	Avoid high pressure sales tactics;

•	Comply with all applicable Laws

EXHIBIT K

CUSTOMER PROMOTION GUIDELINES

The Customer Promotion Guidelines will be provided by Sunrun to Contractor and attached hereto and may be amended from time to time by Sunrun upon notice to Contractor without requiring any amendment to the Agreement.

Sunrun Guidelines for Customer Promotions

Effective as of 3/15/2012

Updated 2/27/2012

We recognize that customer promotions provide a powerful mechanism for increasing urgency at the point of sale, driving additional sales, and generating referrals. Our desire is to support promotional activities. However, it is equally important that we adhere to guidelines that ensure any promotional activity that your organization and/or Sunrun undertakes remains compliant with federal consumer protection laws and federal income tax rules. The latter is especially sensitive given the tax-subsidization our industry receives in the form of the Federal investment tax credit (“ITC”).

The below guidelines help ensure that Sunrun-related customer promotions comply with applicable federal laws. This document is broken into two sections: 1) guidelines driven by the Federal ITC, and 2) guidelines driven by federal consumer protection laws.

To ensure fairness and consistency in customer experience, we are asking all Sunrun partners to adhere to these guidelines. Please acknowledge your receipt and intent to comply with these guidelines by signing and dating the bottom of this document and returning to me via email.

Part 1. Guidelines Driven by the Federal ITC

The fundamental requirements underlying these guidelines are that a Sunrun partner cannot either 1) cover any portion of a homeowner’s Sunrun contract obligations or 2) provide below-cost services to the homeowner for the installation of non-ITC eligible equipment, while increasing the cost of the Sunrun solar facility to cover the amount of such improvement(s). Doing so could jeopardize the integrity of Sunrun’s ITC claims.

Upfront promotions

What’s not ok?

A Sunrun partner or partner employee cannot pay any portion of the Sunrun upfront payment directly to the homeowner or to Sunrun on behalf of the homeowner.

•	The homeowner must pay the entire upfront amount stipulated on the Sunrun customer agreement.

•	Example: A “$500 cash-back” promotion would violate this guideline.

What’s ok?

You may still run promotions around a reduction in the upfront payment. You can do this by lowering the turnkey cost in the Sunrun proposal tool. You may also use gifts as a promotional tool.

1

Any reductions in the upfront payment as part of a promotion must be accomplished by reducing the turnkey price in the Sunrun proposal tool.

Example:

•	Your company wants to run the promotion “$500 off if you sign today”.

•	Your sales rep provides the homeowner with an initial proposal where turnkey cost is $25,000.

•	The upfront payment on this initial proposal is $500.

•	To achieve this promotion, you must run a second proposal with a new turnkey that is approximately $850 less than the original turnkey price.

•	New turnkey = $25,000 - $850 = $24,150. This second proposal will show an upfront payment of $500 less than the initial proposal.

•	By signing the second proposal the customer gets $500 off.

•

Promotional gifts valued at up to $599 are ok; however they cannot be cash or cash-equivalents. Gifts are capped at a $599 value because IRS regulations require the issuance of a 1099 form for providing gifts valued in excess of that amount. Receipt of a 1099, or failure to receive a 1099 when one is required will generate a poor customer experience that we all want to avoid.

Monthly payment promotions

What’s not ok?

A Sunrun partner or partner employee cannot pay any portion of Sunrun monthly payments directly to the homeowner or to Sunrun on behalf of the homeowner.

•	The homeowner must pay all monthly payments stipulated in the Sunrun customer agreement.

•	Example: A promotion such as “Sign today and we’ll pay your solar electricity bill for 6 months” would violate this guideline.

What’s ok?

You may still run a promotion around reduction in monthly electricity payments by lowering the turnkey cost in the Sunrun proposal tool

•	Any reductions in the monthly Sunrun payment as part of a promotion must be accomplished by reducing the turnkey price in the Sunrun proposal tool.

Example:

•	Your company wants to run the promotion “$5 off your monthly electricity payments if you sign today”.

•	You provide a homeowner with an original proposal for which the turnkey cost is $25,000.

2

•	The upfront payment on the initial proposal is $1,000 and the monthly bill is $130.

•	To achieve the promotion, you run a second proposal with a new turnkey that is approximately $1,000 less than the original turnkey price.

•	When running this proposal, you set the target upfront on the “Custom” option = $1,000. This ensures the reduction in turnkey cost flows to the monthly payment and not the upfront amount.

•	This second proposal will show an upfront payment of $1,000 and a monthly bill of $125.

•	By signing the second proposal the customer gets $5 off their monthly electricity payments.

Referral bonuses

Please adhere to the following guidelines when compensating customers for referrals:

•	Many partners choose to offer their current customers a bonus for referring new customers.

•

There is no restriction on the amount of money you may offer as a referral bonus. However, please note that IRS regulations require you to issue a 1099 form to any individual whom you compensate more than $599 in a calendar year.

•

Remember, Sunrun offers all of our customers a referral bonus that is in addition to any referral bonus from your organization. Please check with your account manager for details on the latest Sunrun referral bonus.

Ancilliary Services

Please do not include the following services as part of a Sunrun customer promotion:

•

Federal tax law is specific about services that cannot be included as part of the cost of a solar system. Thus the following services cannot be included for free or at a discount in a Sunrun customer promotion (these are also included in Sunrun’s Master Solar Facility Turnkey Agreement):

1.	Remove or dispose of any hazardous substances that currently exist at the home;

2.	Improve the construction of the roof or the site to support the solar system;

3.	Remove or replace existing rot, rust, or insect infested structures;

4.	Provide structural framing for any part of the site;

3

5.	Pay for or correct construction errors, omissions, and deficiencies by homeowner or contractors hired by the homeowner;

6.	Pay for, remove, or remediate mold, fungus, mildew, or organic pathogens;

7.	Upgrade the home’s existing electrical service (unless solely solar energy flows through the new equipment);

8.	Installation of any smoke detectors, sprinklers, or life safety equipment required by municipal code or inspectors as a result of the solar installation;

9.	Pay for the removal or re-location of equipment, obstacles or vegetation in the vicinity of the solar system;

10.	Move items unassociated with the solar system around the homeowner’s site.

Part 2. Guidelines Driven by federal consumer protection laws

There are a number of federal consumer protection laws enforced by the Federal Trade Commission. The intent of these laws can be summarized as follows:

Any promotional claims:

•	cannot be false,

•	cannot be misleading, and

•	must be substantiated

Ultimately it’s your responsibility to ensure any promotional claims your organization makes are in line with these requirements. However, the below guidelines should provide you with a good starting point:

When running a promotion or discount, the original price must be legitimate

•	During a promotion, you may choose to offer a discount on your standard turnkey price.

•	The standard or original price must be either 1) your typical or previous price or 2) the typical price for a comparable system sold in that area.

There are restrictions around using “Limited Offer”, “Limited Time Offer”, or other similar concepts

•	When using these terms, the “limited offer” price must not be your usual price.

•	If an offer is “limited”, it should not be available for more than six months in a given area.

Similarly, there are restrictions around using the word “free”

•	You cannot build a product or service into the turnkey price and then present it as free.

•	This relates to the “ancillary services” section above as building a non-ITC eligible product or service into the turnkey price violates the ITC-eligibility of the system.

4

Thank you for working with us to ensure responsible customer promotions and tax compliance. With your help we will be able continue offering the highest quality residential solar service to homeowners across America in a way that we can be certain is compliant with federal tax and consumer protection laws.

5

EXHIBIT L

PROJECT POLICIES GUIDEBOOK

The Project Policies Guidebook will be provided by Sunrun to Contractor and attached hereto and may be amended from time to time by Sunrun upon notice to Contractor without requiring any amendment to the Agreement.

sunrun

Project Policies Guidebook

March 2017

CSLB# 969975

Summary of Edits

Section	Type of Edit (Content, Layout, Images, etc.)	Description	Date
System Sizing	Content and Layout	• Added clarification between Proposal Tool and Brightpath	10/30/2015

System Sizing	Content and Layout	• Updated rules according to markets	10/30/2015

System Sizing	Content and Layout	• Updated market offset limits	10/30/2015

System Sizing	Content	• Updated market offset limits	1/20/2015

System Design	Content	• Modified approved roof types	4/19/16

Signature Policy	Content, Layout	• Added section on signature policy	4/19/16

System Sizing	Content	• Updated market offset limits for HI, NJ, OR, & PA	4/19/16

Home Types Requiring Additional Documentation	Content	• Clarification of policy	4/19/16

Cancellations	Content, Layout	• Policy re-written	5/11/16

Standard System sizing	Content	• Clarified rate schedule on utility bill must be “residential”	8/1/16

The Golden Trio	Content	• Policy modified	9/21/16

Homeowner Type -LLC -Trust	Content	• Policy modified	9/21/16

595 Market Street, 29th Floor ● San Francisco, CA 94105

Section	Type of Edit (Content, Layout, Images, etc.)	Description	Date
Appendix ll: Title Check Cheat Sheet	Content	• Modified to match LLC and Trust updates	9/21/16

Appendix lX Contract Guidelines	Content	• Modified to match LLC and Trust updates	9/21/16

System Sizing	Content	• Updated market offset limits for OR & UT	1/3/17

Appendix Vl: Suitable Roof Types	Content	• Removed photos, added to list of non-allowed roof types	3/29/17

595 Market Street, 29th Floor ● San Francisco, CA 94105

Contents

Introduction	6

The Golden Trio	7

Signature Policy	8

Homeowner Type	8

Property Type	8

LLC	8

Trusts	8

System Design	9

Building Type and Allowable Zoning	10

Permitted Home Types	10

Home Types Requiring Additional Documentation	11

Non-permitted Home Types	12

System Sizing	12

System Size Limits	12

Standard System Sizing	12

New Homeowners AZ, HI, NY, and California Investor Owned Utilities (PG&E, SCE, and SDG&E) – Proposal Tool	13

New Homeowners in CO, MA, MD, NJ, CT – Proposal Tool	13

New Homeowners in CT, DC, DE, OR, PA, SC – Proposal Tool	13

New Homeowners (excluding NV) – Brightpath	14

New Homeowners in NV – Brightpath	14

System Sizing Reference Guide	15

Customer Selected Sizing	15

Cancellations	16

Customer’s right to cancel	16

Customer Submission	17

Partner Cancellation Submission	17

595 Market Street, 29th Floor ● San Francisco, CA 94105

Maximum Time from SR Approval without M1	18

Cancellations are final	19

Credit Guidelines	20

Credit Responses	20

Golf Course Policy	21

Ohana House Policy	21

Appendices	23

Appendix I: Working Example – Accurate System Sizing	23

Appendix II: Title Check Cheat Sheet	25

Appendix III: Golf Course Waiver and Detailed Policy	29

Appendix IV: Expanded Single Family Home Form	35

Appendix V: Ohana Detailed Policy and Checklist	37

Appendix VI: Suitable Roof Types	41

Appendix VIII: Credit Email Examples	44

Appendix IX: Contract Guidelines	57

595 Market Street, 29th Floor ● San Francisco, CA 94105

Introduction

Sunrun Vision

Create a planet powered by the sun by giving homeowners a cheaper, cleaner choice of power.

Introduction

Solar can be simple - it has few moving parts and it’s pretty easy to install. But because it’s a new industry and involves a highly regulated product - electricity - the policies that govern selling and installing solar are complex. Not all homes make good sense for solar, and there are rules around how to size and design a system that should be considered the moment you begin a dialogue with a potential customer.

The purpose of this guidebook is to provide you with a useful resource on all Sunrun policies and procedures. Please read this handbook carefully and consider it your starting point whenever you have a question. Understanding Sunrun policies and procedures will simplify your life by making it easier for you to identify and target the best customers for solar. You will also save time by avoiding customers that are not accepted by Sunrun.

The policies outlined in this guidebook were created to serve several goals: create scalable policies that will promote growth and ensure Sunrun’s longevity, provide a great customer experience (at both point of sale and over the lifetime of the agreement), align with Sunrun’s vision, and to stay within our project finance fund compliance.

If you have any questions or concerns that are not covered in this handbook, please consult your Sales Manager or your Sunrun Account Representative.

Power forward.

595 Market Street, 29th Floor ● San Francisco, CA 94105

Accurate Information

When selling a Sunrun project, you and your team must supply us with accurate site and customer information in the Sunrun Software Tools from the get-go.

This includes accurate electricity usage and utility bill information for all customers.

Utility bills provided must be the most recent 12 consecutive months and can be no older than 6 months from the time the agreement is submitted to Sunrun.
Utility bill must show: Service Address, Rate Schedule, and Usage History.

The Golden Trio

The same person who signs the agreement, must also run credit and be on the title of the home.

All parties on title should sign the agreement, at minimum one party must sign. Parties are defined by legal marriage.

•	e.g. If husband, wife, and son are all on title, EITHER the husband OR wife can sign. Ideally the son should sign too.

•	Only one (1) person must run credit if there are multiple parties on title.

•	If the home is in a trust, the appropriate person (see section Homeowner Type > Trusts) must sign the agreement and run credit.

The agreement must be signed using the current full legal name of the customer.
The person whose name is on the top of the agreement must sign the agreement.

If the agreement requires three (3) or more signatures, the agreement must be printed and wet signed.

595 Market Street, 29th Floor ● San Francisco, CA 94105

Signature Policy

•	Documents may be esigned or wet-signed

•	Documents must be completed in the same mode

•	i.e. All wet-signed or all esigned

•	Agreements requiring additional signature will need to be completely re-esigned, OR completely wet signed

•	Esignatures:

•	Esignatures must be run through the Partner Portal

•	External esignatures are not accepted for the Customer Agreement, Customer Change Order Coversheet, or EPC

Homeowner Type

Property Type

•	Residential properties only

•	Non-profits, limited partnerships, corporations or commercial properties are not allowed

LLC

•	If the home is held in an LLC, the following requirements must be met:

•	Product Type: Prepaid

•	Must prepay at time of signing or partner must submit a signed Conditional Approval

•	The customer signing the agreement must be the individual who is the sole member of the LLC

•	Customer must submit LLC incorporation documents for review

•	The Customer Agreement must be generated in the name of the individual customer as opposed to the LLC

Trusts

•	If the person/s signing the agreement has a last name matching the trust name, no further documentation is required

•	i.e. Name of trust: John Smith Family Trust OR Smith Family Trust

595 Market Street, 29th Floor ● San Francisco, CA 94105

•	Name of signer: John Smith

•

For all titles held by a trust where the person signing the agreement does not have a last name matching the trust name: the first five (5) pages of the trust must be submitted to confirm the customer is listed in the trust.

•	The Customer Agreement must be generated in the name of the individual customer as opposed to the name of the trust.

•	Permitted Trust Types

•	Revocable

•	All product types

•	Irrevocable

•	Prepaid only

System Design

•	One (1) Sunrun meter matched to one (1) utility meter per Sunrun agreement

•	Sunrun meter cannot be shared with any other system

•	No reverse racking or compound tilts

•	Panel orientation: portrait is preferred over landscape

•	Ground mounts are exclusively for the purpose of holding solar panels

•	i.e. no shade, carports or other types of cover

•	No interconnection with 3-phase electrical services

•	System must be connected to the grid and participate in a net metering agreement with the local utility

•	Must comply with local fire setback regulations

If a system is being sized with usage from two meters, proof from the utility is required that shows that both meters have already been or will be combined into one meter.

Roof types suitable for solar:

•	Comp Shingle

•	Cement Flat Tile

•	Metal Tile

•	S-Tile

•	Standing Seam

595 Market Street, 29th Floor ● San Francisco, CA 94105

Roof Types not suitable for solar:

•	Cal shake

•	Wood shake

•	Slate

•	Mortared clay

**	For additional roof types not listed, please contact Sunrun for clarification

See Appendix VI for pictures of roof types

Please see the Sunrun Installer Handbook for complete details on proper system design Available via the Partner Portal under the Self Help button

Building Type and Allowable Zoning

Permitted Home Types

•	Single Family Detached Dwellings

•	The following home types require additional documentation:

•	Vertically separated duplex/triplex

•	Horizontally separated duplex/triplex

•	Row home/Townhome

•	NTP Forms available via the Partner Portal under the Self Help button See Appendix IV for attached home form

The Attached Home Form should only be signed by an HOA in the instance that the home is attached AND the roof is owned by the HOA.

In all other instances, the neighbor in the attached home should sign.

595 Market Street, 29th Floor ● San Francisco, CA 94105

The correct home type must be selected when the agreement is generated. If the home type does not match the title, you will be asked to rerun the agreement..

If the home is a Single Family Detached Dwelling, but is misclassified, please provide the following types of acceptable documentation attached to the proposal in the Partner Portal:

Mortgage statement

Deed

Public county record

See Appendix VII for examples

Home Types Requiring Additional Documentation

Mobile/Manufactured/Premanufactured home

•	Installed on the roof

•	Stamped plans from a licensed Civil or Structural Engineer with full calculations on structural integrity of the home

•	Proof of Permanent Foundation of the home

•	Groundmount

•	Proof of Permanent Foundation of the home

•	Installed on Separate Structure (Trellis, carport, shed, etc.)

•	Stamped plans from a licensed Civil or Structural Engineer with full calculations on structural integrity of the separate structure

•	Proof of Permanent Foundation of the home

595 Market Street, 29th Floor ● San Francisco, CA 94105

Non-permitted Home Types

•	Apartment buildings

•	Areas zoned for commercial use

•	Areas zoned for industrial use

Systems cannot be built in:

•	Utilities in which Sunrun does not currently operate

•	Locations where zoning does not permit solar

Projects must meet all local and national building and electrical code requirements in design and construction.

System Sizing

System Size Limits

Minimum System Size: 2kW DC

Maximum System Size: 30 kW DC

Total system size is defined by residential address. The combined total cannot exceed 30 kW DC.

Standard System Sizing

System sizing must be based on the customer’s previous 12 months of continuous historical electricity usage.

•	Evidence of this usage must be submitted with the agreement via the Partner Portal.

•	Evidence must be provided in the form of an official utility document (i.e. the utility bill or a report from the utility) and have the following information:

•	Service Address (must match address on contract)

•	Residential Rate Schedule

•	Historical Usage

•	Sunrun installed proposals require additional information from the utility bill:

595 Market Street, 29th Floor ● San Francisco, CA 94105

•	Account Number

•	Meter Number

Usage must be entered into the proposal must be exactly as shown on the utility bill.

CT, LADWP and NV utilities require that the person listed on the utility bill also sign the agreement. That person may either sign as primary or secondary account holder.

New Homeowners AZ, HI, NY, and California Investor Owned Utilities (PG&E, SCE, and SDG&E) – Proposal Tool

A Living Space Square Footage Calculator is available for customers with no usage history.

When can I use this calculator?

•	Less than 6 full months usage

•	Must use Living Space Square Footage Calculator

•	Between 6-11 months usage

•	Optionality to use Living Space Square Footage OR utility bills

•	More than 12 months usage

•	Must use utility bills

If the historical usage available is between 6-11 months, enter the available usage and then calculate the average to fill in for remaining months.

New Homeowners in CO, MA, MD, NJ, CT – Proposal Tool

•	Less than 4 full months usage

•	Cannot use Living Space Square Footage Calculator NOR utility usage

•	More than 4 months full usage

•	Must use utility bills

New Homeowners in CT, DC, DE, OR, PA, SC – Proposal Tool

•	Minimum months of historical usage: 6 months

595 Market Street, 29th Floor ● San Francisco, CA 94105

New Homeowners (excluding NV) – Brightpath

A Living Space Square Footage Calculator is available for customers with no usage history.

When can I use this calculator?

•	Less than 6 full months usage

•	Must use Living Space Square Footage Calculator

•	Between 6-11 months usage

•	Option to use Living Space Square Footage OR utility bills

•	More than 12 months usage

•	Must use utility bills

New Homeowners in NV – Brightpath

A Living Space Square Footage Calculator is available for customers with no usage history.

When can I use this calculator?

•	Less than 12 full months usage

•	Must use Living Space Square Footage Calculator

•	May use utility bills IF “0” is entered for those months where usage data does not exist.

•	i.e. if 10 months usage is available, enter in the 10 months accurately, then enter in “0” for the remaining months. Averages for remaining months are NOT permitted.

•	More than 12 months full usage

•	Must use utility bills

See Appendix I for working example of accurate system sizing

595 Market Street, 29th Floor ● San Francisco, CA 94105

System Sizing Reference Guide

Sq. Ft.	Must use Living Space Sq. Ft. Calculator
Usage	Must use Usage data from utility bills
Sq. Ft./Usage	May use either option

	Usage Data Available (in whole months)	<6	6-11	>12	<4	>4	<12	>12
Brightpath	All Markets (except NV)	Sq. Ft	Sq. Ft./Usage	Usage	n/a	n/a	n/a	n/a
	NV	n/a	n/a	n/a	n/a	n/a	Sq. Ft.*	Usage
Proposal Tool	AZ, HI, NY, and California Investor Owned Utilities (PG&E, SCE, and SDG&E)	Sq. Ft	Sq. Ft./Usage	Usage	n/a	n/a	n/a	n/a
	CO, MA, MD, NJ, CT	n/a	n/a	n/a	No	Usage	n/a	n/a
	CT, DC, DE, OR, PA, SC	No	Usage	Usage	n/a	n/a	n/a	n/a

*	See NV section for details

Customer Selected Sizing

Customers can select to size their system over 100% of historical usage in specific markets.

•	Customer must sign “Exhibit D: Expected System Generation Disclosure”

•	This form is auto-generated with the Customer Agreement

State	Utility	Prepaid/Cash Offset Max	Monthly Offset Max
AZ	All	120%	110%
CA	Alameda Municipal Power, Anaheim, Banning, Burbank, Colton, Glendale, Imperial Irrigation District (IID), LADWP, Lodi Electric, Pasadena, Silicon Valley Power, SMUD	100%	100%
	All remaining CA	120%	110%
CO	XCEL	120%	110%
	All remaining CO	120%	120%
CT	All	100%	100%
DC	All	120%	110%

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DE	All	120%	110%
HI	KIUC	225%	N/A
	All remaining HI *Due to changes on 10/12/2015 for the Net Metering Policy in HI, different offset caps may apply. Please contact your AR or PPM for more info	150%	100%
MA	All	120%	110%
MD	All	120%	110%
NH	All	120%	110%
NJ	Vineland	90%	90%
	All remaining NJ	100%	100%
NY	All	110%	110%
NV	All	100%	100%
OR	PECO	110%	110%
	All remaining OR	120%	110%
PA	PECO	110%	110%
	All remaining PA	120%	110%
SC	All	100%	100%
UT	All	120%	N/A

Cancellations

Customer’s right to cancel

As detailed in the Sunrun Customer Agreement, the customer has the following rights to cancel: for any reason within 10 calendar days of signing the agreement, or if Sunrun fails to perform its obligations required to commence installation of the Solar Facility for a period of 180 days and the customer has fulfilled all their obligations.

A customer may cancel beyond the 10 days window and before commencement of construction, but will not be eligible to receive a deposit refund. Post M1, the project cannot be cancelled as approval of M1 constitutes commencement of project activity.

595 Market Street, 29th Floor ● San Francisco, CA 94105

Customer Submission

Written Cancellation

Sunrun will honor written cancellations directly from the customer via email, mail, and telegram. The customer should sign and send the “Notice of Cancellation” section of their contract to Sunrun at the addresses below. Alternatively, a cancellation notice that explicitly states that the customer would like to cancel their contract can be sent in lieu of the Notice of Cancellation page.

Email:	Cancellations@sunrun.com
Mail:	Sunrun 595 Market St., 29th Floor San Francisco, CA 94105
Telegram:	Telegram to the above address

Verbal Cancellation

The customer can also choose to cancel their agreement over the phone by calling Sunrun Customer Care. Verbal cancellations can only be made directly to Sunrun Customer Care.

Phone:	Call Sunrun Customer Care 855-478-6786

Notify Partner

If the customer notifies the partner of their decision to cancel, the partner should advise the customer to cancel their agreement with Sunrun per the terms of the contract and provide Sunrun’s contact information.

The partner may also submit the cancellation request to Sunrun on behalf of the customer by forwarding the customer’s letter, fax, or email clearly stating their request to cancel to cancellations@sunrun.com.

Partner Cancellation Submission

In the event that a partner requests the cancellation of a Sunrun customer agreement, the partner is required to submit the following completed documents:

595 Market Street, 29th Floor ● San Francisco, CA 94105

•	Integrated – Cancellation Verification Form

•	Exhibit A (containing the details for each customer)

The partner must submit these forms to their designated Project Portfolio Manager (PPM), within five business days of receiving notice of cancellation from the customer or after sending a notice of cancellation to the customer.

All Partner submitted cancellations are subject to Sunrun review. If requested by Sunrun, the partner must submit one or more of the following proofs of cancellation within five business days:

•	Letter, fax or email to the customer that clearly confirms and accepts the customer’s request to cancel. Proof must be in writing.

•

Letter, fax or email to the customer that clearly states and describes the Partner’s inability to honor the customer agreement. The communication to the customer must contain supporting proof of un-installable conditions. e.g. poor roof condition, structural deficiencies, non-compliant electrical services.

•

Letter, fax, email and/or call record to the customer that clearly demonstrates and confirms that the Contractor has fulfilled its obligation to proceed with the customer agreement but, has been unable to progress due to the customer’s unresponsiveness for at least 30 days.

Maximum Time from SR Approval without M1

A Sunrun Customer Agreement will be automatically cancelled if the installation does not reach M1 approval within the defined number of days from the date Sunrun counter-signs the Customer Agreement.

Region	Maximum Time to M1
California	210 Days
Hawaii	540 Days
All other geographic locations	270 Days

Projects cancelled due to reaching the maximum time without M1 will have a seven calendar day window to “re-instate the deal” from the date cancellation notification is sent to the partner. To re-instate the Customer Agreement installation must be scheduled to occur within 30 calendar days of cancellation. Beyond this window, the cancellation is final and cannot be reversed.

595 Market Street, 29th Floor ● San Francisco, CA 94105

In order to re-instate the agreement, the partner should contact their designated Project Portfolio Manager (PPM). The customer may also contact Sunrun directly to indicate their desire to move forward.

Cancellations are final

All customer or partner initiated cancellations will have a 48 hour window to “re-instate the deal” from the time the cancellation notification is sent. A cancellation notification will be sent to the partner. Beyond this window, all cancellations are final and cannot be reversed.

If circumstances change outside of the 48 hour window and the customer wishes to pursue home solar service with Sunrun again, the customer will need to sign a new agreement

595 Market Street, 29th Floor ● San Francisco, CA 94105

Credit Guidelines

We use the Experian FICO Risk Model V2, Transunion FICO Classic 8, & Equifax FICO Classic 8 to check credit

Low Upfront/Custom

•	700 and above is Approved

•	680-699 is Approved for Low Upfront or Custom

•	650-679 is Approved with Low FICO for Low Upfront or Custom

•	Below 650 is Declined

Prepaid

•	700 and above is Approved

•	Below 700 is Declined

Credit results are valid for 90 days from the day credit is checked

Credit Responses

•	Approved:

•	The homeowner is approved, get the deal signed!

•	Approved for Low Upfront or Custom:

•	The homeowner is approved for ONLY a Low Upfront or Custom Agreement

•	Approved for low FICO for low upfront or Custom:

•	The homeowner is approved for ONLY a Low Upfront or Custom Agreement

•	To help cover the cost of financing and providing service to this customer, your company will be charged a fee

•	Declined:

•	The customer does not meet our minimum credit requirement

•	Manual:

595 Market Street, 29th Floor ● San Francisco, CA 94105

•

Please allow one (1) business day for the Credit Department to manually review the application and send an updated credit result. A member of the team will notify you if any additional information is required.

•	Note: do NOT create a new credit application for the customer as this can result in multiple inquiries on a customer’s account which can negatively impact the customer’s score

•	Manual: 900X Code

•	Code 9001: Deceased

•	Code 9002: No credit history update within the past 6 months

•	Code 9003: Lack of credit history

In the case of a 900X Code, please select another homeowner on title to do a credit check. It is impossible to do a credit check on the person selected.

See Appendix VIII for full copies of credit emails

Golf Course Policy

•	All homes within 500 feet of a golf course require pre-approval from Sunrun Operations before entering into a contract with the customer.

•	Sunrun has the right to decline contracts within 500 feet of a golf course.

•	If Sunrun declines the project, the homeowner has the option to go with a prepaid agreement and sign a waiver to release Sunrun from financial liability.

•	Form available via the Partner Portal under the Self Help button

See Appendix III for detailed policy and waiver

Ohana House Policy

In Hawaii, an Ohana house is a separate structure that may be located on the same plot of land as a main house, and it is typically occupied by relatives of the main house

Please provide the following for both situations:

•	Ohana with a unique TMK#

•	Screenshot of TMK from property verification website

•	Separate meter

•	Proof the unit is not listed as a CPR (condominium property regime)

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•	Screenshot to demonstrate the unit sits on its own lot and has access to the street without easements

•	Ohana with same TMK# as the Main House

•	Ohana and Main House must be owned by same person

•	Screenshot of TMK from property verification website

•	Separate meter

•	Proof the unit is not listed as a CPR (condominium property regime)

See Appendix V for detailed policy and checklist

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Appendices

Appendix I: Working Example – Accurate System Sizing

If you have the full 12 months of historical usage for the homeowner, enter in the usage with the correct corresponding month.

•	Do not use average usage if you have access to monthly usage

•	Usage must be entered exactly as listed on the utility bill

595 Market Street, 29th Floor ● San Francisco, CA 94105

If you have 6 - 12 months of historical usage for the homeowner, in a market without access to the Living Space Square Footage Calculator, enter in the months available in the corresponding month field, then calculate the average to fill in for remaining months.

Example:

If usage for February - July is provided on bill, do the following calculation:

February - 819 kWh	March – 747 kWh	April – 800 kWh

May - 714 kWh	June – 810 kWh	July – 825 kWh

Average = 785.83 kWh

If only daily averages are available by month, multiply each monthly average by the number of days in that month and fill in the appropriate month field.

January - 7.63kwh/day	7.63 X 31 = 236.53kwh/month

February - 7.52kwh/day	7.52 X 28 = 210.56kwh/month

March - 7.28kwh/day	7.28 X 31 = 225.68kwh/month

Etc.

595 Market Street, 29th Floor ● San Francisco, CA 94105

Appendix II: Title Check Cheat Sheet

Sunrun performs a title check as part of the contract approval process. This can result in three types of issues that will require additional information from you to resolve. The following cheat sheet will help you resolve these issues and even prevent them.

ASK the customer if they are on the Title of their home.

This is different from asking “Do you own the home?”, as that doesn’t always correlate to being on the title.

If you are unsure which customer is on title or both customers are on title, ask both customers to sign the Agreement; one as Primary Account Holder and the other customer as Secondary Account Holder.

ASK the customer if the home is held in a Trust.

If yes, and the customer’s last name is not part of the trust name, ask for a copy of the first 5 pages of the trust document; ensure the customer is listed in the trust. The same person who signs the agreement, must pass credit.

If you are unsure, it’s always proactive to provide the first 5 pages of the trust document. Revocable Trusts: All product types Irrevocable Trusts: Prepaid only

ASK the customer if the home is owned by an LLC.

We do allow this for prepaid products so long as the LLC is owned by a single individual and the individual signs the agreement. You will need to provide LLC Articles of Incorporation.

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Always use the Customer’s full, legal name to generate and sign the Agreement.

Customer names must be entered in the Proposal Tool separately and must sign the contract separately; one customer as the Primary Account Holder and the other customer as the Secondary Account Holder.

Sunrun will not accept Agreements that are generated as or signed as “John and Jane Doe” or “John Doe and Jane Doe” as one customer.

Ask the customer for their ID. This will almost always have the correct name.

Customer Agreement should be generated and signed using the customer’s full name. i.e. “John Michael Doe”, not “J. Michael Doe”, “John M. Doe”, or “J.M. Doe”).

Check out the building type.

Do a little research on the home using multiple realty websites (Zillow, Red Fin, Trulia, etc.). This will give you a heads up that additional documentation may be required and the correct home type should be selected when generating the proposal.

Use accurate info in the Proposal Tool.

Be sure to choose the correct building type in the Proposal Tool when generating the agreement:

•	Detached single family home

•	Vertically-split duplex

•	Townhome/row home

595 Market Street, 29th Floor ● San Francisco, CA 94105

Prevent and Resolve Issues:

Issue	Resolution
Name of the homeowner who passed credit and signed the agreement is not on the title OR does not match the title

The title is used to verify ownership of the home. It can be verified through a mortgage statement or property tax statement.

Prevention:

If you suspect the title record may be inaccurate (i.e. the customer(s) recently purchased the home), collect the additional documentation at the point of sale and submit to Sunrun with your contract.

The Customer’s full, legal name (no nicknames or initials) should be used to generate and sign the Agreement. Do NOT enter two people as the Primary Account, but instead separately as the Primary and Secondary Account Holder.

NOTE: if a customer has legally changed his or her last name from the name that appears on the title, the customer may complete a Legal Name Change Attestation (available via the Partner Portal). If the customer has changed his or her first and last name, government issued documentation of such a name change is required.

Property Type is not approved by Sunrun OR requires additional documentation per Sunrun policy

Sunrun only accepts residential properties. Commercial, Industrial, Public, Recreational, and Transport properties are not accepted.

A Residential property that is not clearly a Single Family detached home on title will require additional documentation per the Sunrun Attached Homes policy.

Manufactured homes and non-permanent structures will require stamped plans from a licensed Civil or Structural Engineering (someone with the designation “P.E.” after their name) indicating structural integrity and a permanent foundation that will support the system. A licensed P.E. will understand this requirement and know what information to provide based on local codes.

595 Market Street, 29th Floor ● San Francisco, CA 94105

Be aware of Sunrun policy and research the property type during your discovery for the project. Research the home on multiple realty websites (Zillow, Redfin, Trulia) and be prepared to provide additional documentation!

Be sure to follow instructions for additional documentation BEFORE submitting the contract to Sunrun for approval and always choose the correct building type before submission.

Property is held by a Trust.

If the person/s signing the agreement has a last name matching the trust name, no further documentation is required

•  i.e. Name of trust: John Smith Family Trust OR Smith Family Trust

•  Name of signer: John Smith

For all titles held by a trust where the person signing the agreement does not have a last name matching the trust name: the first five (5) pages of the trust must be submitted to confirm the customer is listed in the trust.

Missing documentation Property is held by an LLC	Documentation: Prepaid ONLY. Be sure to provide the LLC Articles of Incorporation indicating the customer is the single owner of the LLC.

595 Market Street, 29th Floor ● San Francisco, CA 94105

Appendix III: Golf Course Waiver and Detailed Policy

Background

Golf balls and proximity to golf courses can pose a hazard to rooftop solar installations. If modules are on a roof in a location that is consistently receiving damage from golf balls, this erodes profits over the life of the contract. Sunrun’s insurance deductible is not high enough to cover the damage; the company must pay out of pocket for replacement modules to ensure production guarantees to customers continue to be met.

The rule of thumb adopted by the company as policy is that solar installations must not be built within 500’ of a golf course. However, it is understood that there are certain circumstances under which this rule may not apply and a solar installation may be within 500’ of a golf course but safe from damage. The following policy and procedure provides a way for Partners to sell these types of installations by providing evidence and getting approval from Sunrun for exceptions.

Definitions

The following diagram illustrates the golf features mentioned in this document.

595 Market Street, 29th Floor ● San Francisco, CA 94105

Policy

•

Pre-Approval: all solar installations within 500’ of a golf course must be approved by Sunrun Project Operations before entering into contract with a Customer. The term “golf course” includes the tee box, fairway, and hazards.

•	Sunrun has the right to decline projects that are submitted for SR Signoff without pre-approval.

•	Waiver: for Pre-Paid customers ONLY, the customer may choose to sign a waiver to release Sunrun from financial liability for golf ball damage.

Procedure

1.	The following factors determine whether a solar system may be installed within 500’ of a tee box, fairway, or hazard:

a.	Location of home in relation to the tee box, fairway, or hazard:

i.	The home must be located outside of a 500’ radius forward of all tee boxes on the green (please see Fig. 1) and/or 500’ from the fairway and hazards.

ii.	If the home is located within this radius and forward of a tee box, there must be an obstruction that will protect the solar installation from golf balls. Acceptable obstructions include:

1.	Netting

2.	Fencing

3.	Other houses

Pre-Approval:

b.	Partner submits approval request (please see Appendix A) to their Sunrun operations distribution list (ops_[your company]@sunrun.com).

c.	Sunrun Operations will review the approval form and approve or reject the request, sign, and return to the Partner via email.

d.	Sunrun Operations will provide a response within 48 hours.

e.	If approved, and the contract is signed, Partner submits the approval form with the Proposal via the Partner Portal. Upload the approval form to the Partner Portal using the document type “Other.”

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2.	Waiver

a.	If an installation is rejected, the customer may sign a waiver to release Sunrun from financial liability for golf ball damage. Have the customer sign this form and submit to Sunrun.

Example of 500’ Golf Ball Flight Path

The following diagram was created using Google Earth Pro and drawing a circle with a 500’ radius around the house in question (yellow pin). A nearby house is noted as acceptable because it is obstructed by other houses (green pin).

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Amendment - Golf Course Waiver

This document amends the Prepaid Sunrun Agreement (“Agreement”) between Sunrun Inc. (“Sunrun”) and you (“Customer”).

Property Owner(s)

Owner Name

Owner Name 2 (optional)

Property Address:

Street Address

City, State, Zip

1. Acknowledgments

By signing this Amendment, you acknowledge and agree to the following:

a. Per the terms of the Agreement, Sunrun will install and maintain a Solar Facility on your Property, which is located on or near a golf course.

b. You are aware that the placement of Solar Facility in close proximity to a golf course creates a risk of damage to the Solar Facility, and you assume the responsibility to repair any damage to the Solar Facility that is caused by golf ball impacts.

c. You agree to waive Sunrun’s responsibility to insure the Facility against damage caused by golf ball impacts. You understand that Sunrun is not warranting the Solar Facility against damage caused by golf ball impacts and shall not be responsible for repairing damage to the Solar Facility caused by golf ball impacts. You explicitly waive all such warranties and Sunrun’s responsibility to make such repairs.

d. You acknowledge and agree that Sunrun may adjust (in its reasonable and sole discretion) the Guaranteed Output set forth in Section 8 of the Agreement to the extent such damage to the system caused by golf ball impacts results in the Solar Facility’s underperformance. If your property is in an SREC market, you likewise acknowledge and understand that your Solar Facility may produce fewer SRECs to the extent damage to the system caused by golf ball impacts results in the Solar Facility’s underperformance.

595 Market Street, 29th Floor ● San Francisco, CA 94105

2. Amendments to the Agreement

The Agreement is hereby amended as follows:

a. In the “Agreement Overview,” the first sentence of the third bullet shall be deleted in its entirety and replaced with the following: “Sunrun offers a 100% Performance Guarantee. If your system underperforms, Sunrun will refund you for the lost power based on the rates shown in Exhibit A, unless such underperformance is due to damage caused by golf ball impact(s).”

b. The third sentence of Section 2(d) of the Agreement shall be deleted in its entirety and replaced with the following: “As set forth in Section 8, Sunrun will refund a portion of your Upfront Payment to you if your system does not perform as expected, unless such underperformance is due to damage caused by golf ball impact(s).”

c. A Section 8(f) shall be added to the Agreement, stating: “Sunrun shall have no obligation to honor Sections 8(a), 8(b), or 8(c) of the Agreement if the Solar Facility does not generate its Estimated Output due to damage caused by golf ball impact(s).”

d. The first sentence of Section 14(a) shall be deleted in its entirety and replaced with the following: “Sunrun agrees to carry insurance that covers all damage to and theft of the Solar Facility, except such damage that is (i) caused by the gross negligence or intentional conduct of you or your guests, contractors, or agents, or (ii) caused by golf ball impact(s).”

In New York State: “Sunrun agrees to carry insurance that covers all damage to and theft of the Solar Facility, as well as any liability arising out of Sunrun’s performance and the performance of its subcontractors under this Lease, except such damage that is (i) caused by the gross negligence or intentional conduct of you or your guests, contractors, or agents, or (ii) caused by golf ball impact(s).”

595 Market Street, 29th Floor ● San Francisco, CA 94105

By signing below, I confirm that I have read this Amendment In its entirety and acknowledge that I have received a complete copy of this Amendment and the Agreement it amends.

Property Owner/Customer Name:

Signature:	Date:

Secondary Account Holder’s Name (optional):

Signature:	Date:

Sunrun Inc.:	Date:

34 of 58	CSLB #969975

Appendix IV: Expanded Single Family Home Form

This document outlines the approval that the Customer must obtain in order for Sunrun Inc. (“Sunrun”) to provide Sunrun Solar Power Service under the Sunrun Solar Power Service Agreement (the “Customer Agreement”).

Please complete the entire document and check all that apply.

ADDRESS

The address of the home where a Sunrun solar system (“Solar System”) will be installed, hereinafter, the “Property”

STREET ADDRESS:

CITY:                                                              STATE:                                                      ZIP CODE:

PROPERTY TYPE

☐

The Property is governed by a homeowners association, condominium or co-op board, or any other entity (“Governing Body”) that has authority over the property at the address above. This Governing Body has given its full approval to the statement below.

Governing Body’s Affirmation

Sunrun and its subcontractors are permitted to install, operate and service the Solar System over the term of the Customer Agreement, and remove the Solar System under the terms outlined in the Customer Agreement, so long as Sunrun and its subcontractors follow the Governing Body’s standard policies for contractor activities on the Property;

For the duration of the Customer Agreement, the Governing Body will not interfere with efforts by Sunrun or its subcontractors to access the Solar System for the purposes and in the manner described above, and it will cooperate with Sunrun and its subcontractors to allow the same;

In the event that the Customer sells his or her property, the Governing Body will cooperate and will not interfere with or delay efforts by Sunrun to transfer the Customer Agreement and Solar System to the person who purchases the Customer’s property;

The Governing Body acknowledges that it has received and had the opportunity to review the Customer Agreement and the design documents for the Solar System; and

The person(s) signing below warrant and represent that he/she/they have the authority to do so, and, in so doing, that his/her/their signature(s) represent a binding action of the Governing Body.

The undersigned have executed this affirmation as of the dates set forth below.

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:

*	If additional signatures are required, please attach a separate sheet

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☐

The Property has a co-owner(s) whose approval is required for the installation of a solar system. I affirm that the owners of all of the adjacent, attached homes have signed this Approval Form and that their signatures are below.

Co-Owner’s Affirmation

I, the undersigned, grant Sun run and its subcontractors permission to Install, operate and service the Solar System over the term of the Customer Agreement, and remove the Solar System under the terms outlined in the Customer Agreement; so long as Sunrun and its subcontractors follow the Governing Body’s standard policies for contractor activities on the Property;

I agree that for the duration of the Customer Agreement, I will not interfere with efforts by Sunrun or its subcontractors to access the Solar System for the purposes and in the manner described above;

In the event that the customer sells his or her property, I will cooperate and will not delay efforts by Sunrun to transfer the Customer Agreement and Solar System to the person who purchases the customer’s property;

I acknowledge that I have received and had the opportunity to review the Customer Agreement and the design documents for the Solar System;

I warrant that I am the legal owner of the Property identified above.

Co-Owner #1

ADDRESS:

NAME:	SIGNATURE:	DATE:

Co-Owner #2 (if applicable)

ADDRESS:

NAME:	SIGNATURE:	DATE:

CUSTOMER AFFIRMATION

I, the undersigned customer and account holder, warrant and represent that I have obtained all necessary approvals required from any homeowners association, governing body, co-owner, or any other entity or person that has authority over my Property or use of my Property (“Approving Party”), to allow Sunrun to perform its obligations under the Customer Agreement and for me and Sunrun to receive all the benefits therefrom, Specifically, I warrant and represent that I have obtained from the Approving Parties all approvals necessary for Sunrun and its subcontractors to install, access, monitor, operate, repair, maintain, protect Sunrun’s interest in and, subject to the terms of Customer Agreement with me remove the Solar Facility. I further agree that so long as I own the Property, I will ensure that Sunrun and its subcontractors are able to perform the foregoing activities. I understand that my failure to obtain the necessary approvals from any Approving Parties may subject me to liability under the Customer Agreement. I further understand that such liability may include all the costs and expenses Sunrun may incur and damages it may suffer associated with the removal or non-operation of the Solar Facility on my Property, including the payments Sunrun would have received from me under the Agreement and any rebates or incentives, including tax benefits, Sunrun may lose because of the Solar Facility’s removal or non-operation.

Primary Account Holder	Secondary Account Holder (optional)

NAME:	NAME:

SIGNATURE:	SIGNATURE:

DATE:	DATE:

595 Market Street, 29th Floor | San Francisco, CA 94105 | 1.855.4SUNRUN | sunrun.com

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Appendix V: Ohana Detailed Policy and Checklist

These instructions provide step by step guidance for each of the requirements on the Ohana House Checklist. This checklist must be completed and submitted to Sunrun with all new contracts for Ohana House projects.

NOTE: There are two possible types of Ohana Houses: those that have a unique TMK# (tax key number) and those that have the same TMK# as the Main House. Please be sure to identify which type of Ohana House you are working with before completing the checklist.

Ohana House has a Unique TMK# from the Main House

•	Screenshot of tax key (TMK) number.

Each unique address has its own TMK number, which can be found on a property verification website such as http://www.honolulupropertytax.com/Search/GenericSearch.aspx?mode=ADDRESS (or similar website on other islands).

In the screenshot below the Parcel ID is the TMK#. Capture a screenshot of the TMK# and provide with the Ohana House Checklist.

•	Does the property have its own utility meter?

The Ohana House must have its own utility meter. Please use the meter number on the utility bill to complete the Meter# field on the checklist.

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•	Proof that unit is NOT listed as a CPR (condominium property regime)

A project is considered NOT CPR if the last 4 digits of the TMK/parcel ID are all zeroes.

This can also be demonstrated by providing a screenshot from a property verification website showing that CPR = No.

•	The PV system is not installed on the roof of a structure that shares a wall with any other structure.

Provide a map of the property that demonstrates no shared walls exist. If this cannot be determined by the property map, photos can be used to provide proof.

•	Screenshot to demonstrate the unit sits on its own lot and has access to the street without easements.

Use a property verification website to search for the parcel map, which will illustrate the property and its location relative to the street. Include a screenshot of the parcel map with the Ohana House Checklist.

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Ohana House shares TMK# with Main House

•	Ohana House and Main House owned by the same person?

The answer to this question must be yes.

•	Screenshot of tax key (TMK) number of the Main House.

If the Ohana House does not have its own TMK#, the Main House must. Please see instructions for an Ohana House with a Unique ID# for details.

•	Does the property have its own utility meter?

The Ohana House must have its own utility meter. Please use the meter number on the utility bill to complete the Meter# field on the checklist.

•	Proof that unit is NOT listed as a CPR (condominium property regime)

Please see instructions for an Ohana House with a Unique ID# for details.

•	The PV system is not installed on the roof of a structure that shares a wall with any other structure.

Please see instructions for an Ohana House with a Unique ID# for details.

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Sunrun Ohana House New Deal Submittal Checklist

Ohana House has Unique TMK# from Main House

☐	Screenshot of tax key (TMK) number.

☐	Does the property have its own utility meter?

☐	Yes: Meter#:
☐	No

☐	Proof that unit is NOT listed as a CPR (condominium property regime)

☐	The PV system is not installed on the roof of a structure that shares a wall with any other structure.

☐	Property Map attached

☐	Photos attached

☐	Screenshot to demonstrate the unit sits on its own lot and has access to the street without easements.

Ohana House shares TMK# with Main House

☐	Ohana House and Main House owned by the same person:

☐	Yes

☐	No

☐	Screenshot of tax key (TMK) number.

☐	Does the property have its own utility meter?

☐	Yes: Meter#:

☐	No

☐	Proof that unit is NOT listed as a CPR (condominium property regime)

☐	The PV system is not installed on the roof of a structure that shares a wall with any other structure.

☐	Property Map attached

☐	Photos attached

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Appendix VI: Suitable Roof Types

This document is intended as a guide for Sunrun sales representatives to help identify roof types suitable for solar.

All roof materials need to be in a condition suitable for a 20 year installation. Ideally a roof should be no more than 15 years old, however if it is, it may still be in acceptable condition for solar. Extremely weathered or cracked roof material is an indication it is not suitable. If the roof is not in a suitable condition for a 20 year installation, the customer will need to make necessary improvements, at their expense, before installation can proceed.

If you have a question about the suitability of a roof material for install, please contact your Account Representative prior to signing the customer.

Roof Types Suitable for Solar

•	Cement flat tile

•	Concrete S-tile

•	Comp shingle

•	Standing seam

Roof Types Not Suitable for Solar

•	Cal Shake

•	Copper

•	Glazed Tile

•	Metal Shingle

•	Mortared Clay Tile

•	Slate Tile

•	Tar & Gravel

•	Wood Shake

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Appendix VII: Examples of Building Type Misclassification Evidence

Mortgage Statement

MORTGAGE COMMITMENT

CHASE

LENDER: [redacted]

Loan Number:
Property Address: [redacted]
Date:

YOUR LOAN APPLICATION HAS BEEN APPROVED.

Dear [redacted]

I am pleased to send you this Commitment Letter. Your Chase mortgage loan application has been approved, subject to the terms and conditions shown below.

Please take a few minutes and read this information carefully.

Thank you for choosing Chase for your new mortgage. We're looking forward to helping you with your financial needs for years to come. If you have any questions, please call us.

Sincerely,

[redacted]

TERMS AND CONDITIONS

A. MORTGAGE TERMS

LOAN INFORMATION	
Loan Amount	[redacted]
Loan to Value (LTV)	
Interest Rate	4.250%
Rate Locked?	Yes
Discount Points	0.000%
Monthly Payment (only includes Principal and Interest)*	[redacted]
Escrowing Taxes and Insurance?	Yes
Loan Type	[redacted]
Term in Years	30
Financing Type	Conventional
Mortgage Insurance Required?	No
PROPERTY INFORMATION	
Property Type	SingleFamily
Occupancy Type	Primary Residence

* If you applied for a loan with Initial Interest Only payments, the amount indicated is an Interest Only payment.

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Public County Road

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Appendix VIII: Credit Email Examples

To Partners

All messages to be bcc’d to creditreview@sunrunhome.com

NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?
Credit Check Result	Originating Sunrun Partner Credit Reviewer	FICO = 700+

From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Friday, May 31, 2013 6:36 AM

To: Joe Dealer

Subject: Sunrun Credit Decision: APPROVED [John Doe]

This e-mail is to notify you that there has been a status change to a Credit Application that you created.

Homeowner Name: [John Doe]

Auto Credit Decision: APPROVED – the customer has been approved for Sunrun service.

If the customer has signed up for a Low Upfront or Custom contract, please enroll the customer for ACH (auto debit) and submit the contract to Sunrun.

If the customer is applying for a Prepaid contract, please submit the signed contract to Sunrun.

Sincerely,

credit.sunrunhome.com Automated Messaging System

no-reply@credit.sunrunhome.com

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Credit Check Result	Originating Sunrun Partner Credit Reviewer	FICO = 680 - 699

From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Wednesday, June 05, 2013 10:40 AM

To: Joe Dealer

Subject: Sunrun Credit Decision: [John Doe] APPROVED for Low Upfront or Custom

This e-mail is to notify you that there has been a status change to a Credit Application that you created.

Homeowner Name: John Doe

Auto Credit Decision: APPROVED for Low Upfront or Custom

If the customer has signed up for a Low Upfront or Custom contract, please enroll the customer for ACH and submit the contract to Sunrun.

If the customer is applying under a Prepaid contract, the customer may pay the full upfront or you can submit the contract with a Conditional Approval.

Sincerely,

credit.sunrunhome.com Automated Messaging System

no-reply@credit.sunrunhome.com

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Credit Check Result	Originating Sunrun Partner Credit Reviewer	FICO = 650-679

From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Wednesday, June 05, 2013 10:40 AM

To: Joe Dealer

Subject: Sunrun Credit Decision: [John Doe] APPROVED with LOW FICO for Low Upfront or Custom

This e-mail is to notify you that there has been a status change to a Credit Application that you created.

Homeowner Name: John Doe

Auto Credit Decision: APPROVED with LOW FICO for Low Upfront or Custom

If the customer has signed up for a Low Upfront or Custom contract, please enroll the customer for ACH and submit the contract to Sunrun. To help cover the cost of financing and providing service to this customer, your company will be charged a fee.

If the customer is applying under a Prepaid contract, the customer may pay the full upfront or you can submit the contract with a Conditional Approval.

Sincerely,

credit.sunrunhome.com Automated Messaging System

no-reply@credit.sunrunhome.com

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Credit Check Result	Originating Sunrun Partner Credit Reviewer	FICO = <650

From: credit@sunrunhome.com on behalf of Sunrun Credit

Sent: Friday, March 06, 2015 3:36 PM

To: Joe Dealer

Subject: Sunrun Credit Decision: DECLINED John Doe

This e-mail is to notify you that there has been a status change to a Credit Application that you created.

Homeowner Name: John Doe

Auto Credit Decision: DECLINED

Status Change Details: John Doe is the Primary Applicant and their credit check has been completed.

Sincerely,

credit.sunrunhome.com Automated Messaging System

no-reply@credit.sunrunhome.com

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Credit Check Result	Originating Sunrun Partner Credit Reviewer	FICO = Manual

From: credit@sunrunhome.com on behalf of Sunrun Credit

Sent: Friday, March 06, 2015 3:36 PM

To: Joe Dealer

Subject: Sunrun Credit Decision: MANUAL John Doe

This e-mail is to notify you that there has been a status change to a Credit Application that you created.

Homeowner Name: John Doe

Auto Credit Decision: MANUAL - Please allow one business day for the Sunrun credit department to review the Credit Report and Credit Score Card. We will notify you if any additional information is required.

Status Change Details: John Doe is the Primary Applicant and their credit check has been completed.

Sincerely,

credit.sunrunhome.com Automated Messaging System

no-reply@credit.sunrunhome.com

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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To Homeowner

NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Homeowner Result Notification E-mail	Homeowner Credit Reviewer	Sent after credit result is derived, based on credit criteria, FICO = 700+, No ACH

From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Wednesday, June 05, 2013 1:26 PM

To: John Doe

Subject: Sunrun Credit Check Result: John Doe

Dear John Doe

Congratulations! The Sunrun Credit Team has reviewed your application. If you chose a Low Upfront lease or PPA, you are approved for Sunrun Solar Service and can now join thousands of other homeowners who have gone solar with Sunrun. Your solar energy consultant will now help you enroll in automatic debit.

We look forward to being your solar energy provider.

Best regards,

Sunrun Credit Team

We respect our customer’s privacy and any information provided to Sunrun will be used in strict adherence to Sunrun’s privacy policy, available on our website: http://www.sunrun.com/privacy-policy

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Homeowner Result Notification E-mail	Homeowner Credit Reviewer	Sent after credit result is derived, based on credit criteria, FICO = 700+, with ACH

From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Wednesday, June 05, 2013 1:26 PM

To: John Doe

Subject: Sunrun Credit Check Result: John Doe

Dear John Doe

Congratulations! The Sunrun Credit Team has reviewed your application. If you chose a Low Upfront lease or PPA, you are approved for Sunrun Solar Service and can now join thousands of other homeowners who have gone solar with Sunrun. To make the most of Sunrun you should enroll for our monthly automatic payment discount. It is as simple as clicking on this secure link and providing your billing information.

https://sunrun.cs17.force.com/partner/apex/CustomerOptyAutoPayment?token=EOnzdmVCu XnJvUJfaolIzjchFLeM25bPMNav0ZsA92BY3D

We look forward to being your solar energy provider.

Best regards,

Sunrun Credit Team

We respect our customer’s privacy and any information provided to Sunrun will be used in strict adherence to Sunrun’s privacy policy, available on our website: http://www.sunrun.com/privacy-policy

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Homeowner Result Notification E-mail	Homeowner Credit Reviewer	Sent after credit result is derived, based on credit criteria, FICO = 680-699, No ACH

From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Monday, June 03, 2013 7:14 AM

To: John Doe

Subject: Sunrun Credit Check Result: John Doe

Dear John Doe

Congratulations! The Sunrun Credit Team has reviewed your application. If you chose a Low Upfront lease or PPA, you are approved for Sunrun Solar Service and your solar energy consultant will now help you enroll in automatic debit.

If you chose a Prepaid lease or PPA, please contact your solar energy consultant to discuss your payment options.

We look forward to you joining thousands of other homeowners who have gone solar with Sunrun.

Best regards,

Sunrun Credit Team

We respect our customer’s privacy and any information provided to Sunrun will be used in strict adherence to Sunrun’s privacy policy, available on our website: http://www.sunrun.com/privacy-policy

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Homeowner Result Notification E-mail	Homeowner Credit Reviewer	Sent after credit result is derived, based on credit criteria, FICO = 680-699, With ACH

From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Monday, June 03, 2013 7:14 AM

To: John Doe

Subject: Sunrun Credit Check Result: John Doe

Dear John Doe

Congratulations! The Sunrun Credit Team has reviewed your application. If you chose a Low Upfront lease or PPA, you are approved for Sunrun Solar Service. To make the most of Sunrun you should enroll for our monthly automatic payment discount. It is as simple as clicking on this secure link and providing your billing information.

https://sunrun.cs17.force.com/partner/apex/CustomerOptyAutoPayment?token=0x8INcU 2F X94cVZJxAmN 2BlGvkPShuYknDHc8XyORO 2Bto 3D

If you chose a Prepaid lease or PPA, please contact your solar energy consultant to discuss your payment options.

We look forward to you joining thousands of other homeowners who have gone solar with Sunrun.

Best regards,

Sunrun Credit Team

We respect our customer’s privacy and any information provided to Sunrun will be used in strict adherence to Sunrun’s privacy policy, available on our website: http://www.sunrun.com/privacy-policy

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act.

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NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Homeowner Result Notification E-mail	Homeowner Credit Reviewer	Sent after credit result is derived, based on credit criteria, FICO = 650-679

From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Monday, June 03, 2013 7:14 AM

To: John Doe

Subject: Sunrun Credit Check Result: John Doe

Dear John Doe

Congratulations! The Sunrun Credit Team has reviewed your application and you have been conditionally approved for Solar Service. If you chose a Low Upfront lease or PPA, your pricing may change. Your solar energy consultant will discuss your new pricing with you, then help you sign up for Sunrun Solar Service and enroll in automatic debit.

If you chose a Prepaid lease or PPA, please contact your solar energy consultant to discuss your payment options.

We look forward to you joining thousands of other homeowners who have gone solar with Sunrun.

Best regards,

Sunrun Credit Team

We respect our customer’s privacy and any information provided to Sunrun will be used in strict adherence to Sunrun’s privacy policy, available on our website: http://www.sunrun.com/privacy-policy

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?

Homeowner Result Notification E-mail	Homeowner Credit Reviewer	Sent after credit result is derived, based on credit criteria, FICO <650

FAIL:

From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Wednesday, June 05, 2013 1:20 PM

To: John Doe

Subject: Sunrun Credit Check Result: John Doe

Notice of Action Taken and Statement of Reasons

Date: 2015-03-06

Dear John Doe:

Thank you for your recent application for a Sunrun Solar Facility. Your application was carefully considered, and we regret that we are unable to approve your application at this time. Please contact your solar energy consultant if you would like to discuss a prepaid solar option in more detail.

Your application was processed by a credit scoring system that evaluates the information you provided in the application and your credit score. The key factors that adversely affected your score are listed below:

•	[Reasons listed from “Adverse action” fields in Lease Dimensions, corresponding to the last bureau run]

•	Serious delinquency, and public record or collection filed

•	Time since delinquency is too recent or unknown

•	Ratio of balance to limit on bank revolving or other rev accts too high

•	Number of accounts with delinquency

In evaluating your application the consumer reporting agency listed below provided us with information that in whole or in part influenced our decision. The consumer reporting agency played no part in our decision and is unable to supply specific reasons why we have denied credit to you. You have a right under the Fair Credit Reporting Act to know the information contained in your credit file at the consumer reporting agency. It can be obtained by contacting:

[If Decisioning Bureau was Experian] Experian, 701 Experian Parkway, P.O. Box 2002, Allen, TX 75013, 1 888 EXPERIAN (1 888 397 3742). www.experian.com

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[If Decisioning Bureau was TransUnion] TransUnion, P.O. Box 2000, Chester, PA 19022, 800- 916-8800, www.transunion.com

[If Decisioning Bureau was Equifax] Equifax Credit Information Services, P.O. Box 740241, Atlanta, GA 30374, 1-800-685-1111, www.equifax.com

You also have a right to a free copy of your report from the reporting agency, if you request it no later than 60 days after you receive this notice. In addition, if you find that any information contained in the report you receive is inaccurate or incomplete, you have the right to dispute the matter with the reporting agency.

We obtained your credit score from these consumer reporting agency and used it in making our credit decision. Your credit score is a number that reflects the information in your credit report. Your credit score can change, depending on how the information in your credit report changes.

Your credit score: 674 [not shown if 900X]

Date: 2015-03-06

Sincerely,

Sunrun Credit Team

We respect our customer’s privacy and any information provided to Sunrun will be used in strict adherence to Sunrun’s privacy policy, available on our website: http://www.sunrun.com/privacy-policy

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

NOTIFICATION	WHO RECEIVES IT?	WHEN SENT?
Homeowner Result Notification E-mail	Homeowner Credit Reviewer	FICO = Manual

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From: no-reply@credit.sunrunhome.com [mailto:no-reply@credit.sunrunhome.com]

Sent: Monday, June 03, 2013 7:14 AM

To: John Doe

Subject: Sunrun Credit Check Result: John Doe

Hello,

Thank you for submitting your credit application. Unfortunately we were unable to obtain your report because it is currently frozen. In order to temporarily unfreeze your credit report, please visit:

https://www.experian.com/consumer/cac/InvalidateSession.do?code=THAW

Once you’ve removed your freeze, we may process your application.

Thanks,

Your Sunrun Team

Notice: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal Agency that administers compliance with this law concerning this company is the Federal Trade Commission, Pennsylvania and 6th Street N.W., Washington, DC 20580. We are required to disclose to you that you need not disclose income from alimony, child support or separate maintenance payment if you choose not to do so.

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Appendix IX: Contract Guidelines

The Golden Trio

The same person who signs the agreement, must also run credit and be on the title of the home.

All parties on title should sign the agreement, at minimum one must sign. Parties are defined by legal marriage.

e.g. If husband, wife, and son are all on title, EITHER the husband OR wife must sign. Ideally the son would sign too.

Only one (1) person must run credit if there are multiple parties on title.

If the home is in a trust, the appropriate person (See section Homeowner Type > Trusts) must sign the agreement and run credit.

The Customer Agreement must be generated in the signer’s name as either the Primary or Secondary account.

If you need to add a third signer, simply add the legible printed name and signature of additional parties on the signature page of the Customer Agreement.

If the home is held in an LLC, the agreement must be generated in the name of the individual owner of the LLC.

Signers must use their full legal name as it appears on legal documents (ID, title, mortgage, etc.) when signing the Customer Agreement. No nicknames or no initials.

Always enter customer names separately in the Proposal Tool (even if they are married) – for example, no John & Jane Doe. They must be entered separately as the Primary and Secondary Customer Name.

Home ownership is confirmed by Sunrun via a title check. Sometimes title records are out of date. In this case, please provide one of the following appropriate documents to verify ownership and submit to Sunrun via the Partner Portal: mortgage statement, final closing statement, deed, county record, or property tax record.

In the case of a Power of Attorney, the POA documentation will be required.

57 of 58	CSLB #969975

See below chart for a definitive guide of who should sign the agreement and pass credit based on the Name on Title.

Name on Title	Who needs to sign the agreement?	Who needs to pass credit?
Individual	Same individual	Same individual
Married couple	One person from the party	Same person who signed agreement
Married couple and 3rd individual	One person from the party or 3rd individual	Same person who signed agreement
Revocable Trust	One individual listed in the trust	Same person who signed agreement
Irrevocable Trust	One individual listed in the trust	Same person who signed agreement
Multiple Revocable Trusts	One individual listed in each trust	Same person who signed agreement
LLC	Individual Owner	Same person who signed agreement

58 of 58	CSLB #969975

EXHIBIT M

SUNRUN BACKGROUND CHECK REQUIREMENTS

To the extent that the Contractor Activities under this Agreement (“Services”) require Contractor employees to interact in person with Host Customers or potential Host Customers, interact with Host Customers or potential Host Customers in a sales capacity, or visit the property of a Host Customer or potential Host Customer (e.g., lead generation, sales, system installation or repair activities), Contractor shall be able to demonstrate to Sunrun that Contractor has conducted “Background Checks”, as defined below, on those Contractor employees. Further, Contractor shall decide, for each such employee, whether facts learned by Contractor from the Background Check and any following investigation indicate that the employee may pose a threat to Sunrun’s employees, Host Customers or leads, or the property of any of them in compliance with all applicable laws. If Contractor identifies such a threat, Contractor shall not assign or permit such an employee to perform any of the Services. Contractor shall allow Sunrun access to Contractor records as necessary to confirm Contractor is performing Background Checks, and maintain accurate records related to the Background Checks. If Contractor retains any subcontractors who will interact with a potential Host Customer or Host Customer or visit his/her property as described above, then Contractor shall impose the Background Check requirement on those subcontractors. Contractor shall have ninety (90) days from the Effective Date of this Agreement to comply with the terms set forth in this Exhibit M.

A “Background Check” shall, to the extent permitted by law, consist of the following:

• If the employee must drive to perform Services, confirmation the employee possesses a valid driver license appropriate for the vehicle to be driven;

• A criminal background investigation performed by a vendor of such services acceptable to Sunrun that shall include a check of felony and misdemeanor criminal convictions (federal, state and county) and pleas of guilty or nolo contendere for at least the immediately preceding ten (10) year period, or, if applicable law permits only a shorter period of time, the longest period permitted under such applicable law, as well as searches of the U.S. Government Specially Designated National (OFAC) and export denial lists;

• A check of relevant sex offender registries;

• A minimum five (5) panel drug screen for the following drugs: Amphetamine, Cannabinoids, Cocaine Metabolite, Opiates, and PCP, which shall be performed at a Department of Health and Human Services (DHHS)/Substance Abuse Mental Health Services Administration (SAMHSA) certified lab; and

• Verification of the employee’s legal right to work in the United States, as applicable.

Warning: background checks are regulated by federal, state and local laws. For example, many laws limit the time period for investigation of criminal convictions to seven years. Many laws do not allow a blanket prohibition on hiring persons with criminal convictions but instead require employers to justify a refusal to hire someone with a prior conviction. Sunrun encourages Contractor to seek advice from competent attorneys and background check vendors in order to comply with these laws.

Note: Sunrun has contracts such as customer origination agreements with certain third parties that may impose more burdensome background check requirements on Sunrun and its subcontractors. Before Sunrun may permit Contractor to perform Services, Sunrun shall notify Contractor of such requirements. Contractor shall, as a condition to performing Services related to such third party contracts, comply with such third party’s background check requirements and satisfy any other accreditation requirements of those Sunrun contracting parties. Contractor shall be able to demonstrate its compliance with such requirements to Sunrun and maintain accurate records of such compliance allowing Sunrun to access such records to verify Contractor’s compliance upon request. If at any time within the thirty (30) days following the date Contractor learns of any new materially different Sunrun third party requirement, Contractor may elect not to comply with such requirement and so notify Sunrun and Sunrun will not assign new work to Contractor in support of such third party relationship, not already required by the Agreement.

EXHIBIT N

MARKETING COMPLIANCE GUIDELINES

Contractor hereby represents and warrants that it, or any of its Subcontractors or sales representatives, has not been the subject of a complaint, inquiry, or investigation, whether brought by a federal or state regulator, self-regulatory organization such as the Better Business Bureaus), private plaintiff, or other third party, arising out of or related to Contractor’s, or any of its Subcontractors’ or sales representatives’, compliance with Consumer Protection Laws (as defined below) within the past three (3) years. In the event Contractor, or any of its Subcontractors or sales representatives, become the subject of such a complaint, inquiry, or investigation, Contractor agrees to provide Sunrun with copies of all material documentation related to such complaint, inquiry, or investigation, including documentation sufficient to show and which fully demonstrates the steps taken to resolve the complaint, inquiry, or investigation and to prevent similar complaints, inquiries, or investigations from recurring. This shall be in addition to any other remedy which Sunrun may have at law or equity.

Furthermore, Contractor agrees that it shall abide by the following guidelines in connection with the Contractor Activities under this Agreement.

1. Digital Marketing Compliance

•

Contractor shall abide by all Laws in its digital marketing efforts, including without limitation, applicable advertising policies and terms of services (“Terms”) of all search engines used by Contractor, including, without limitation, Google, Bing, Facebook and Yahoo (the “Search Engines”).

•

Contractor shall not (i) engage in, or (ii) work with any third party that engages in, any digital marketing activities that promote or contain (a) pornographic, obscene, libelous, or offensive material, (b) software trading, hacking or phreaking content, (c) illegal music reproduction, downloads or content, (d) spyware, adware, trojans, viruses, worms, spybots, keyloggers or any other form of malware, (e) SPAM, deceptive, illegal or falsified tactics in the promotion, publishing or advertising of any digital advertisements or (f) any other illegal content.

•

Contractor shall not (i) engage in, or (ii) work with any third party that engages in, digital marketing activities that would violate or would be reasonably likely to violate the Terms of any Search Engine, including without limitation, double serving any paid advertisements for a specific keyword on any Search Engine. If Sunrun determines, in its sole discretion, that Contractor is engaging in, or using a third party that engages in, digital marketing activities that would or be likely to harm Sunrun or detrimentally impact Sunrun’s reputation or ability to conduct its own digital marketing on any Search Engine, Contractor shall cease such activities upon written notice by Sunrun.

•

Contractor shall not engage in or use in any manner, or work with any third party that uses, the following digital marketing techniques: keyword stuffing, link farms, veiled text, doorway pages, page jacking, cloaking, providing automatically generated content or scraped content from another website, using third party trademarks or names with authorization, or any other “black hat” technique that would detrimentally impact the organic ranking of any Sunrun Trademark on any Search Engine or violate any Search Engines’ Terms.

2. Lead Generation Compliance

•

Contractor and its Subcontractors (including any affiliate networks, or third party marketers if applicable) shall comply with all applicable U.S. Laws in connection with the Contractor’s performance of Contractor Activities including its lead generation activities and obligations under this Agreement, including without limitation, applicable privacy laws (including, without limitation, the right to share lead contact information with third-parties), the CAN-SPAM Act and any applicable state spam laws, state and federal marketing and advertising laws, the U.S. Federal Trade Commission’s Amended Telemarketing Sales Rule (“TSR”), and the Telephone Consumer Protection Act of 1991 (“TCPA”), the U.S. Federal Trade Commission’s Dot.com Disclosures and Advertising Guidelines, and applicable federal and state advertising laws (collectively, the “Consumer Protection Laws“), at all times.

•

Contractor agrees (i) that Contractor shall be solely liable and responsible for all Contractor Materials used in connection with this Agreement, (ii) that all Contractor Materials shall comply with applicable law at all times, including without limitation, Consumer Protection Laws, and (iii) that Contractor shall not make any material misstatements or omissions in any Contractor Materials as it relates to the Contractor Activities or any offerings contemplated by this Agreement. Upon two (2) days written request by Sunrun, Contractor shall provide Sunrun with copies of all Contractor Materials used to generate Leads and Orders under this Agreement, including, without limitation, any marketing materials used by any Subcontractors, if applicable.

•

Contractor shall require that all leads and all consumers for whom Contractor submits Orders for Sunrun Products under this Agreement expressly consent to the submission of their information via a process that (i) is compliant with applicable federal, state and local laws (including, without limitation, applicable Consumer Protection Laws and the ESIGN Act) and (ii) allows any such consumer’s information (including any personally identifiable information associated with such consumer) to be lawfully shared with Sunrun for purposes of Sunrun’s Commercial Lead Use. Without limiting anything in this section, Contractor shall be responsible for (i) ensuring that all prior express written consent language on any Contractor Materials complies with the TCPA and TSR, and (ii) obtaining prior express written consent, as defined by the TCPA and TSR, from all sales leads and Orders to be contacted by Contractor and Sunrun, as the case may be, using an automatic telephone dialing system even if such individuals name is on a federal or state “Do Not Call” list. Such consent shall have been obtained prior to submission of any sales lead or Order to Sunrun without any prior revocation.

•

Contractor shall provide evidence of consumer opt in or consent to be contacted pursuant to this Agreement for any sales lead or Order, in a form satisfactory to Sunrun, to Sunrun upon three (3) days written notice to Sunrun. Such evidence shall include, but not be limited to, web addresses and websites where the sales lead/Order’s consent was obtained, date and time stamps on such websites, IP addresses, copies of any opt in statements seen by any sales lead/Order, or voice recordings of the applicable individual’s consent. Contractor shall retain such evidence for at least five (5) years from the date the sales lead or individual requested to be contacted by Contractor.

“Commercial Lead Use” shall mean contacting any lead or individual using automated telephone technology, email or direct mail about Sunrun Products, as applicable, even if such lead or individual is on a government “Do Not Call” list.

“Contractor Materials” shall mean any offline or online marketing and advertising materials, including without limitation, email creatives, banner and display advertisements, text and contextual advertisements, social media accounts and posts, web widgets and sites, telemarketing scripts, and online landing pages used by Contractor or any Subcontractor in connection with this Agreement.

3. Telemarketing Compliance

To the extent that Contractor (or any Subcontractor) engages in any telemarketing activities, Contractor agrees to the following:

•

Compliance with Law. Contractor represents that it has and will continue to comply with all applicable federal, state, and local statutes, laws regulations, rules, judgments, orders and decrees applicable to it, including but not limited to all federal, state, and local laws, rules, regulations and industry guidance that apply to the solicitation, collection, and use of Host Customer Information and sales leads. Laws and regulations applicable to this provision include, without limitation, the Consumer Protection Laws.

•

Data Usage. Contractor shall be solely responsible and liable for all data used by Contractor in connection with generating sales leads or Orders under this Agreement. Such data shall be acquired and used by Contractor in compliance with applicable law, including, without limitation, applicable Consumer Protection Laws. Contractor shall not call, text, or send pre-recorded messages to any consumer which Contractor does not have proper consent, acquired in compliance with applicable United States law, including Consumer Protection Laws.

•

Call List Scrubbing Responsibilities. Contractor shall possess a Subscription Account Number (“SAN”) for purposes of accessing the United States National Do Not Call Registry (“NDNCR”) as required by applicable Consumer Protection laws and shall disclose such SAN to Sunrun upon Sunrun’s request. For any calls lists that contain consumers that have not opted in/submitted their information to receive telemarketing calls, Contractor shall use its SAN number to access and scrub such call lists against (a) the NDNCR and applicable state “Do Not Call” registries, (b) any wireless or ported number lists (such as Neustar) and purge all applicable “Do Not Call” and wireless/ported numbers listed on these registries from any call lists used by Contractor. Contractor acknowledges that it must scrub all call lists against the NDNCR and wireless lists on an on-going basis before initiating any telephone solicitations, all in compliance with applicable U.S. law, including Consumer Protection Laws.

•

Agent Behavior. Contractor shall be solely responsible and liable (a) for all call agents and personnel used by Contractor and (b) for any intentional or unintentional omissions or misstatements by Contractor personnel. All Contractor call agents shall conduct all calls in compliance with applicable Law and shall not intentionally or unintentionally misstate or omit any material fact.

•

Sunrun Internal DNC. From time to time, Sunrun may send Contractor all of, part of, or additions to Sunrun’s internal “Do Not Call” List. Contractor shall not call any individual (a) whose name/number appears on Sunrun’s internal “Do Not Call” List or (b) that Sunrun has otherwise indicated should not be called, in connection with the Contractor Activities.

•

Call Recording. Contractor must (a) record all calls (b) provide a valid call recording notification to the individual receiving the call, (c) retain all call recordings for at least five (5) years, and (d) provide any call recording within two (2) business days upon written request by Sunrun.

•

Training. Contractor must train and inform personnel engaged in any aspect of telephone solicitation in the existence and use of federal and state “Do Not Call” registries, this Exhibit H, as well as compliance with applicable Consumer Protection Laws.

•

Information Requests. In the event of any consumer complaint, Contractor shall provide Sunrun, with two (2) business days upon request by Sunrun, all relevant information regarding such consumer, including call recordings, call times, opt in information, proof of the requisite form of consumer consent to be called, and proof of call list scrubbing.

•

Diligence. Contractor agrees to provide Sunrun with any materials related to Contractor’s or any Subcontractor’s operations in fulfilling their obligations under Agreement and compliance with applicable Law therein, as reasonably requested by Sunrun from time to time.

•

Subcontractors. Contractor shall not use any Subcontractors for any telemarketing activities under this Agreement without the prior written consent of Sunrun. To the extent any Subcontractors are permitted, Contractor shall (i) ensure that all Subcontractors comply with the terms of this Exhibit H and (ii) be responsible and solely liable for any actual or alleged breaches of this Exhibit H by any Subcontractor.

•

Relationship. For the avoidance of doubt, Contractor shall not be deemed to be making any call on behalf of Sunrun in connection with this Agreement. Contractor is an independent contractor providing sales leads or Orders to Sunrun in compliance with applicable U.S. law and no other relationship is intended.

EXHIBIT O

SALES AND INSTALLATION FORECAST

Contractor shall be obligated to deliver a rolling 12-week sales forecast of Net Orders and Installations to Sunrun on a weekly basis (the “Sales and Installation Forecast”). In the event that Contractor fails to deliver a Sales and Installation Forecast report (“Sales and Installation Forecast Report”) to Sunrun when required pursuant to the terms of this Agreement, Contractor shall be in breach of the Agreement. In addition, the Sales and Installation Forecast for any period of time not covered by a Sales and Installation Forecast Report shall be equal to the figures contained within the previous Sales and Installation Forecast Report on a week by week basis. A Sales and Installation Forecast in the format set forth below shall be provided for each geography within the Territory on a weekly basis.

*	Orders and Installations must consist of a minimum system size of 2.00 kW DC

Week	Number of Net Orders*	Total DC kW of Net Orders	Number of Installations*	Total DC kW of Installations
______ ____ 201_
______ 201_
______ 201_
______201_
______201_
______201_
______201_
______201_
______201_
______201_
______201_
______201_

Sales and Installation Forecast Reports shall also contain at least the following information, and Sunrun and Contractor may modify the requirements from time to time by mutual agreement.

Lead status reporting.

•	Site visit dates that occurred and are scheduled

•	Stage of completion for open Sunrun leads

•	Qualitative descriptions on lead failure

Sales reporting. Actual sales, including:

•	Customer signed date

•	Sales representative

•	Solar Facility pricing

Operations reporting.

•	Actual and forecasted time to project completion

•	Update on all deals in pipeline, including progress on installation with in relation to Milestone Payments under the Master Solar Facility Turnkey Contract

EXHIBIT P

SALES AND INSTALLATION OUTLOOK

Contractor shall be obligated to deliver a rolling 12-month Sales and Installation Outlook of Net Orders on a monthly basis (the “Sales and Installation Outlook”). A Sales and Installation Outlook in the format set forth below shall be provided for each geography within the Territory each month. In the event that Contractor fails to deliver a Sales and Installation Outlook report (“Sales and Installation Outlook Report”) to Sunrun when required pursuant to the terms of this Agreement, Contractor shall be in breach of the Agreement. In addition, the Sales and Installation Outlook for any period of time not covered by a Sales and Installation Outlook Report shall be equal to the figures contained within the previous Sales and Installation Outlook Report on month by month basis.

*	Orders and Installations must consist of a minimum system size of 2.00 kW DC

Month	Number of Net Orders*	Total DC kW of Net Orders	Number of Installations*	Total DC kW of Installations
______201_
______ 201_
______ 201_
______201_
______201_
______201_
______201_
______201_
______201_
______201_
______201_
______201_

Sales and Installation Outlook Reports shall contain at least the following information, and Sunrun and Contractor may modify the requirements from time to time by mutual agreement.

Operations reporting.

•	Actual and forecasted time to project completion

•	Update on all deals in pipeline, including progress on installation with in relation to Milestone Payments under the Master Solar Facility Turnkey Contract

EXHIBIT Q

CONTRACTOR CASH PRODUCT & CUSTOMER OWNED BANK FINANCED PRODUCT GUIDELINES

Definitions:

“Cash Product” shall mean a product offering in which a customer contracts with a Person for the purchase and installation of a photovoltaic system on the property of such customer.

“Contractor Cash Product” shall mean a Cash Product in which Contractor is the counterparty to the contract other than the customer.

“COBF Product” shall mean a Contractor Cash Product which is also a Loan Financed Product.

“Online Proposal System Cash/COBF Product” shall mean those Contractor Cash Products and COBF Products, made available, from time to time, for Contractor to market and sell through the Online Proposal System. For the avoidance of doubt, the Online Proposal System Cash/COBF Products are not Sunrun Products.

“Loan Financed Product” shall mean a Cash Product or a pre-paid Solar Financing Product financed (either partially or in its entirety) with a loan designed specifically for the purpose of allowing a customer to (i) purchase a photovoltaic system, or (ii) enter into contractual arrangements with a third party owner of a photovoltaic system installed on such customer’s property allowing for the customer’s use of energy generated from such system, including but not limited to, those involving the leasing of or purchasing of power from, a photovoltaic system. For the avoidance of doubt, a Loan Financed Product shall not include any photovoltaic systems owned by a customer and financed through home equity lines of credit, home equity loans, municipal financing products, or other forms of loans not offered, arranged, facilitated, or introduced by a solar company.

Cash/COBF Sales Guidelines

Contractor agrees to (i) market, sell, design, engineer, construct, install, commission and start-up Online Proposal System Cash/COBF Products (the “Cash/COBF Work”) pursuant to the terms of this Agreement and (ii) abide by the following guidelines (the “CASH/COBF Sales Guidelines”) with respect to the Online Proposal System Cash/COBF Product:

1. Contractor shall not market, sell, engineer or install any Loan Financed Product using any financing program made available to Contractor under this Exhibit Q other than an Online Proposal System Cash/COBF Product. For the avoidance of doubt, the Online Proposal System Cash/COBF Products do not include Loan Financed Products consisting of prepaid Solar Financing Products (thus, Contractor may not market or sell such Loan Financed Products using any financing program facilitated by Sunrun under this Exhibit Q), whether or not such Solar Financing Products are Sunrun Products.

2. Contractor’s ability to market and sell Online Proposal System Cash/COBF Products shall be conditioned on its continued compliance with the terms of this Exhibit Q, and the terms of the Agreement and Contract generally. Sunrun may terminate Contractor’s eligibility to market and sell Online Proposal System Cash/COBF Products on written notice to Contractor, without penalty, and upon the effective date of such termination, the restrictions set forth in Section 1 shall immediately terminate. In the event that Contractor breaches Section 1 hereof, it shall pay Sunrun the sum of five hundred dollars [***] for each such violation. The Parties agree that it would be difficult to determine with certainty the damages Sunrun would suffer in the event of a breach by Contractor of Section 1 hereof and that the remedy described herein for such breach represents a mutually agreed upon liquidated damage which is fair and reasonable in light of the circumstances, and is not a penalty. The liquidated damages described in this Section 2 of Exhibit Q shall not be waived by the consequential damages waivers set forth in Section 9.1 of the Agreement or Section 11.13 of the Contract.

3. Contractor shall market, sell, engineer and install the Online Proposal System Cash/COBF Products only in the Territory, or with Sunrun’s written consent, in a geography in which Sunrun currently offers Sunrun Products.

4. Contractor shall diligently seek to obtain practicable orders for Online Proposal System Cash/COBF Products, only on such forms and agreements as are generated by the Online Proposal System and in accordance with such procedures as the parties may establish from time to time. Contractor shall contract directly with the customer for Online Proposal System Cash/COBF Products, and Sunrun shall not be a party to any financing agreement or solar installation agreement with such customer for an Online Proposal System Cash/COBF Product. For the avoidance of doubt, Sunrun shall not be responsible for any consumer default under a financing agreement related to a COBF Product, or have any other liability or responsibility with respect to any Online Proposal System Cash/COBF Product.

5. Contractor agrees not to, and shall ensure its personnel offering the Online Proposal System Cash/COBF Products do not, provide tax advice to customers or potential customers of any Online Proposal System Cash/COBF Product.

6. Contractor understands and agrees there are Laws in place which govern the manner in which Contractor may market and sell Loan Financed Products, including, without limitation, the Consumer Financial Protection Act and the Federal Trade Commission Act. Contractor represents and warrants that it will comply with all such Laws, and that with respect to Online Proposal System Cash/COBF Products, it will ensure the price for which it offers and/or sells a Contractor Cash Product to a consumer shall be the same as that for a COBF Product, before taking into account the cost of financing.

7. With the exception of permitting Contractor to use the Online Proposal System to generate certain materials related to Online Proposal System Cash/COBF Product on terms set forth in the Online Proposal System Terms of Service and this Agreement, Contractor shall be solely responsible for all activities, permits, fees and payments resulting from Cash/COBF Work performed in connection with Online Proposal System Cash/COBF Products under this Agreement.

8. Sunrun shall not (i) be responsible for or (ii) have any liability resulting from, Cash/COBF Work performed in connection with Online Proposal System Cash/COBF Products by Contractor under this Agreement. As between Sunrun and Contractor, Contractor shall be responsible for all taxes (including sales, use, excise, ad valorem, service, business, occupation or similar taxes), assessments, duties, tariffs, levies, charges and rates that are imposed by any government authority on or with respect to an Online Proposal System Cash/COBF Product or any other Contractor Cash Product or Loan Financed Product sold by Contractor.

9. Except as may be permitted in accordance with the terms of the Online Proposal System Terms of Service upon notice from Sunrun, neither Sunrun nor Contractor shall owe the other Party any revenue, royalties or other remuneration resulting from Contractor’s sale of an Online Proposal System Cash/COBF Product to any customer under this Agreement.

10. Except as expressly permitted herein, Contractor shall not include any Sunrun Trademark with, or market or brand any Online Proposal System Cash/COBF Product as a Sunrun Product, and Contractor shall not represent to any customer or third party that the Online Proposal System Cash/COBF Products are affiliated with Sunrun in any way. Notwithstanding anything to the contrary in Article 6 of the Agreement, with the exception of any materials, forms, or agreements generated by the Online Proposal System related to Sunrun Products presented to a potential Host Customer at the same time as an Online Proposal System Cash/COBF Product, Contactor shall not use any Sunrun Trademarks on marketing, sales, or customer material related to any Online Proposal System Cash/COBF Product, Contractor Cash Product, or COBF Product.

11. Contractor shall store, maintain, and treat all forms, agreements and other materials relating to the Online Proposal System Cash/COBF Products (the “Cash/COBF Materials”) with the same level of care as Contractor uses for its own Confidential Information, and at least a reasonable level of care, and store and permit Sunrun or a designated representative to collect any Cash/COBF Materials related to the COBF Product for at least thirty (30) days following the termination of the Agreement or Contractor’s right to sell COBF Products which are Online Proposal System Cash/COBF Products.

12. Promptly following termination of the Agreement, Contractor shall (i) remove all references to Online Proposal System Cash/COBF Products provided by any financier or facilitator of the Online Proposal System Cash/COBF Products on all sales, marketing and other customer materials and (ii) upon request by Sunrun, subject to the provisions of Section 11 relating thereto, destroy all Cash/COBF Materials.

13. Contractor is not an agent, employee, joint venturer or partner of Sunrun with respect to the Online Proposal System Cash/COBF Products. Contractor shall be solely responsible for the employment, control and conduct of all persons in its employ, and Contractor shall make all withholdings and payments of all payroll taxes and similar obligations, including income tax, social security tax, unemployment tax and worker’s compensation taxes, for each of its employees and salespersons

14. Contractor shall perform all Cash/COBF Work on Online Proposal System Cash/COBF Products in accordance with the building standards set forth in the Contract, including, without limitation, (i) ensuring that all Cash/COBF Work is of good quality and installed, constructed and accomplished in a good and workmanlike manner and using skill, care and diligence consistent with all manufacturer’s requirements and Prudent Practices (as defined in the Contract) and in compliance with applicable Law, (ii) ensuring that Contractor achieves Substantial Completion and Final Completion (as such terms are defined in the Contract) in the time frames as set forth in the Contract, and (iii) maintaining all insurance and warranty as requirements set forth in the Contract. Notwithstanding the foregoing, the Cash/COBF Work Contractor performs on an Online Proposal System Cash/COBF Product shall not be pursuant to the Master Solar Facility Turnkey Contract between Sunrun and Contractor (also known as the “Contract”).

Furthermore, the Parties acknowledge and agree to the following:

1. With respect to any Cash/COBF Work performed in connection with Online Proposal System Cash/COBF Products except as is otherwise provided for herein, Contractor shall be bound by the following terms as if the Online Proposal System Cash/COBF Products were Sunrun Products Sections 2.4, 2.5, 3.2(j), 3.2(m), 3.2(n), 3.2(o), Articles 1, 6, 7, 8, 9, 10, 11, and 12 and Exhibits A, B, C, E, G, J, L, M, O, and P to this Agreement, excluding any terms that would reasonably be likely to conflict with the Cash/COBF Sales Guidelines. To the extent that Contractor does not comply with any guidelines set forth in any applicable Exhibit, Contractor shall remain solely liable for all acts or omissions from such non-compliance.

2. For the avoidance of doubt, with respect to any Cash/COBF Work performed in connection with Online Proposal System Cash/COBF Products none of the following provisions of the Agreement shall apply Articles 2 (except as is set forth above), 3 (except as is set forth above) 4 and 5 and Exhibits F, H, I, and K.

EXHIBIT R

SUBCONTRACTORS APPROVED BY SUNRUN

NAME	ADDRESS	SCOPE OF WORK (installations, service, equipment supplier)	GO TO MARKET STRATEGY (i.e. telesales, D2D)	TERRITORY	CONTRACTOR LICENSE NUMBERS
US Powersavers	580 Middletown Blvd Langhorne, PA 19407	Sales	D2D sales	MA, NJ	N/A
Aten Concepts	87 Beaver Street Waltham, MA 02453	Sales	D2D sales	MA	N/A

Amendment No. 1 to Amended and Restated Channel Agreement

This Amendment No. 1 (the “Amendment No. 1”) to the Amended and Restated Channel Agreement between Sunrun Inc., a Delaware corporation (“Sunrun”) and Complete Solar, Inc., a Delaware corporation (“Contractor”) (Contractor and Sunrun are each hereinafter referred to as “Party”, and together as “Parties”) is effective as of the date the last Party signs (the “Amendment No. 1 Effective Date”).

WHEREAS, Sunrun and Contractor previously entered into that certain Amended and Restated Channel Agreement dated November 27, 2017, as amended (the “Agreement”) in which the Parties agreed, among other things, that Contractor would market and sell Sunrun Products on the terms and conditions set forth therein; and

WHEREAS, Sunrun and Contractor mutually desire to amend the Agreement as set forth below.

NOW THEREFORE in consideration of the mutual promises and covenants set forth herein, it is agreed:

1. Exhibit B to the Agreement shall be deleted in its entirety and replaced in full by Exhibit B attached hereto.

2. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Agreement. Except as expressly amended by this Amendment No. 1 or any additional amendments made pursuant to Section 12.2 of the Agreement, the Agreement remains in full force and effect. In the event of any conflict between the terms of this Amendment No. 1 and the terms of the Agreement, the terms of this Amendment No. 1 shall prevail. Each Party warrants that it has the authority to enter into this Amendment No. 1 and perform its obligations hereunder. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, Sunrun and Contractor hereby execute this Amendment No. 1 as of the Amendment No. 1 Effective Date.

SUNRUN INC.		COMPLETE SOLAR, INC.

By:	/s/ Matt Schindel	By:	/s/ Will Anderson
Name:	matt schindel	Name:	Will Anderson
Title:	VP Finance	Title:	CEO
Date:	9/24/2018	Date:	9/21/2018

Approved by Sunrun Legal

/s/ JB
Approved by Sunrun Finance

/s/ [unintelligible]

EXHIBIT B

TERRITORY

The “Territory” includes the service areas of the following Utilities:

[***]

Amendment No. 2 to Amended and Restated Channel Agreement

This Amendment No. 2 (the “Amendment No. 2”) to the Amended and Restated Channel Agreement between Sunrun Inc., a Delaware corporation (“Sunrun”) and Complete Solar, Inc., a Delaware corporation (“Contractor”) (Contractor and Sunrun are each hereinafter referred to as “Party”, and together as “Parties”) is effective as of the date the last Party signs (the “Amendment No. 2 Effective Date”).

WHEREAS, Sunrun and Contractor previously entered into that certain Amended and Restated Channel Agreement dated November 27, 2017, as amended (the “Agreement”) in which the Parties agreed, among other things, that Contractor would market and sell Sunrun Products on the terms and conditions set forth therein; and

WHEREAS, Sunrun and Contractor mutually desire to amend the Agreement as set forth below.

NOW THEREFORE in consideration of the mutual promises and covenants set forth herein, it is agreed:

1. Exhibit B to the Agreement shall be deleted in its entirety and replaced in full by Exhibit B attached hereto.

2. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Agreement. Except as expressly amended by this Amendment No. 2 or any additional amendments made pursuant to Section 12.2 of the Agreement, the Agreement remains in full force and effect. In the event of any conflict between the terms of this Amendment No. 2 and the terms of the Agreement, the terms of this Amendment No. 2 shall prevail. Each Party warrants that it has the authority to enter into this Amendment No. 2 and perform its obligations hereunder. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, Sunrun and Contractor hereby execute this Amendment No. 2 as of the Amendment No. 2 Effective Date.

SUNRUN INC.		COMPLETE SOLAR, INC.

By:	/s/ Chris Dawson	By:	/s/ Will Anderson
Name:	Chris Dawson	Name:	Will Anderson

Title:	COO	Title:	CEO
Date:	6/12/2019	Date:	6/7/2019

Approved by Sunrun Legal

/s/ JB
Approved by Sunrun Finance

/s/ CM

EXHIBIT B

TERRITORY

The “Territory” includes the service areas of the following Utilities:

[***]

Amendment No. 3 to Amended and Restated Channel Agreement

This Amendment No. 3 (the “Amendment No. 3”) to the Amended and Restated Channel Agreement between Sunrun Inc., a Delaware corporation (“Sunrun”) and Complete Solar, Inc., a Delaware corporation (“Contractor”) (Contractor and Sunrun are each hereinafter referred to as “Party”, and together as “Parties”) is effective as of the date the last Party signs (the “Amendment No. 3 Effective Date”).

WHEREAS, Sunrun and Contractor previously entered into that certain Amended and Restated Channel Agreement dated November 27, 2017, as amended (the “Agreement”) in which the Parties agreed, among other things, that Contractor would market and sell Sunrun Products on the terms and conditions set forth therein; and

WHEREAS, Sunrun and Contractor mutually desire to amend the Agreement as set forth below.

NOW THEREFORE in consideration of the mutual promises and covenants set forth herein, it is agreed:

1. The following definition is added to Section 1.1:

“’NTP Payment Period” shall have the meaning as set forth in the Master Solar Facility Turnkey Contract.

’TPO Product’ means any residential solar product or offering to a customer, which is owned by a Person other than such residential customer pursuant to contractual arrangements (i.e., is third-party owned) including, but not limited to, by means of photovoltaic solar system lease arrangements or power purchase agreements.”

2. Section 2.2 of the Agreement is amended and restated as follows:

“2.2 Exclusivity.

(a) Contractor’s Obligations. For the duration of the Term, Contractor shall (i) not market or sell TPO Products that are not Sunrun Products to residential customers in the Territory; and (ii) use best efforts to cause each Subcontractor to comply with the Contractor exclusivity obligations in this Section 2.2(a) (collectively, “Exclusivity”). Breach of the provisions in this Section 2.2(a) by Contractor (including a breach resulting from any act or omission of a Subcontractor) may constitute an Exclusivity Breach as described below. In the event a salesperson, employee, or Subcontractor of Contractor markets or sells TPO Products without the approval of any executive of Contractor, and the executives of Contractor have used their best efforts to prevent any such sales by a salesperson, employee, or Subcontractor of Contractor, then such conduct shall not constitute an Exclusivity Breach. In the event that Sunrun believes Contractor or any Subcontractor has breached this Section 2.2(a), then Sunrun shall provide Contractor written notice thereof. If Contractor fails, within thirty (30) days of the earlier

(i) Contractor’s receipt of such notice or (ii) Contractor’s knowledge of the occurrence of an actual breach, to cure any actual breach of this Section 2.2(a), then such failure shall constitute an “Exclusivity Breach”. With respect to breach of this Section 2.2(a) arising from the act or omission of a Subcontractor, Contractor may cure the breach by removing such Subcontractor from participation in any Contractor Activities and no longer subcontracting with such Subcontractor for Contractor Activities. For purposes of Section 2.2(a), an act or omission of Contractor or Subcontractor that would otherwise constitute a breach of this Section 2.2(a) shall not constitute a breach if Sunrun consents to such act or omission. TPO Products sold within three (3) days after the Amendment No.3 Effective Date and TPO Products that are not Sunrun Products but exist in the Contractor’s pipeline as of the Amendment No. 3 Effective Date shall be excluded from the Contractor exclusivity obligations in Section 2.2(a). Notwithstanding the foregoing, during the NTP Payment Period only, upon thirty (30) days written notice to Sunrun, Contract may opt out of Exclusivity and Contractor and any Subcontractor may sell TPO Products that are not Sunrun Products to residential customers in the Territory at the conclusion of such notice period (“Exclusivity Opt-Out Option”).

(b) Sunrun’s Remedies for Exclusivity Breach.

(i) Specific Performance. Contractor acknowledges and agrees that Sunrun may be damaged irreparably in the event Section 2.2 is not performed in accordance with its specific terms or otherwise is breached. Accordingly, Contractor agrees that Sunrun shall be entitled to injunctive relief (notwithstanding any pending or ongoing arbitration or litigation proceedings) to prevent breaches of Section 2.2 and if appropriate and entitled to do so under applicable Law, to enforce specifically Section 2.2, in addition to any other remedy to which it may be entitled at law or in equity.

(ii) Subcontractor Exclusivity Breach. The remedies described in this Section 2.2(b) shall apply to an Exclusivity Breach that arises from an act or omission of a Subcontractor as fully as if such act or omission were Contractor’s own, but only to the extent that Contractor, using best efforts, had the right and opportunity to control the applicable Subcontractor’s act or omission which led to the Exclusivity Breach or the right and opportunity to cure the act or omission which led to the Exclusivity Breach.”

3. Section 3.2 (p) is amended and restated as follows:

“act in a manner consistent with all applicable Laws, but not limited to the Consumer Protection Laws set forth in Exhibit T;”

4. A new Section 3.2(u) to the Agreement is hereby added as follows:

“adhere to and comply with the Marketing and Advertising Compliance Policy as set forth on Exhibit N and the Lead Generation and Telemarketing Guidelines as set forth on Exhibit T.”

5. A new Section 3.3(f) to the Agreement is hereby added as follows:

“in order to (i) facilitate collaboration between the Parties, (ii) encourage the exchange of Confidential Information to enable mutual success of the Agreement, and (iii) fulfill the goals of this Agreement, during the Term of the Agreement, each Party shall not, without the prior consent of the other Party, directly or indirectly solicit or attempt to solicit any current employee of the other Party, whose primary job function is sales within the Territory, to leave the employment of such Party. For the purposes of this Section 3.3(f), a general advertisement or notice of a job listing or opening or other similar general publication of a job search or availability to fill employment positions, including on the internet, shall not be construed as solicitation; and the hiring of any such employee(s) who freely responds thereto shall not be in breach of this Section 3.3(f) .”

6. Section 4.1 of the Agreement is hereby amended and restated as follows:

“Order Submission. In connection with its performance of the Contractor Activities, Contractor shall diligently seek to obtain practicable orders for the Sunrun Products (each, an “Order”) on such forms generated by the Online Proposal System and in accordance with such procedures as the parties may establish from time to time. Contractor shall use best commercial efforts to submit a complete Initial Deal Package to Sunrun within forty-eight (48) hours of a potential Host Customer’s signature on the Solar Customer Agreement. To be considered for acceptance, upon receipt by Sunrun each Order must include (i) a completed Solar Customer Agreement with the signature of the potential Host Customer, (ii) a Deposit, if a Deposit is called for by the Solar Customer Agreement, and (iii) a completed Initial Deal Package. No Solar Customer Agreement will be binding until accepted in writing by Sunrun.”

7. Section 5.1 of the Agreement is hereby amended and restated as follows:

“General. Sunrun may provide (at its sole discretion), and Contractor agrees to accept, sales leads pursuant to the terms of a statement of work executed by the Parties (the “Leads Program”). Sunrun reserves the right to cancel the Leads Program in its sole discretion, at any time, by providing fifteen (15) days written notice to Contractor. Any leads provided to Contractor by Sunrun pursuant to the Leads Program may only used by Contractor in connection with this Agreement and may not be transferred or provided to any third party without Sunrun’s prior written consent.”

8. Section 6.2 of the Agreement is hereby amended and restated as follows:

“Confidentiality. Notwithstanding Section 6.1, and by way of supporting and not superseding the NDA, from the date of this Agreement through the second anniversary of the termination hereof, each Party agrees, and shall cause its respective directors, officers, employees, consultants, advisors and affiliates, to each to treat and hold as confidential (and not disclose or provide access to any person) all business, technical, financial or other information of the other disclosing Party (“Confidential Information”) including, without limitation, information relating to trade secrets, patent applications, product development, customer lists, pricing and marketing plans, policies and strategies, details of client and consultant contracts, business acquisition plans and new personnel acquisition plans. Each Party further agrees to use (and not reverse engineer) the

Confidential Information of the other disclosing Party solely for the purpose of advancing the business relationship contemplated under this Agreement as expressly permitted or directed by the disclosing Party. Notwithstanding anything to the contrary herein or in the NDA, Host Customer Information shall be deemed Confidential Information of Sunrun, and Sunrun shall be the sole and exclusive owner thereof.”

9. The final line of Section 11.1 of the Agreement immediately following “provided, however” is amended and restated as follows:

“no such renewal shall occur if either Party delivers the other Party a non-renewal notice at least thirty (30) days before the expiration of the current term.”

10. Sunrun’s address for notice as set forth in Section 12.8 of the Agreement is hereby amended and restated as follows:

Sunrun Inc.

Attn: Director, Operations

225 Bush Street, Suite 1400

San Francisco, CA 94104

Fax: (415) 982-9021

Email: operations@sunrunhome.com

With a Copy to:

Attn: General Counsel

225 Bush Street, Suite 1400

San Francisco, CA 94104

Email: legalnotices@sunrun.com

11. Contractor’s address for notice as set forth in Section 12.8 of the Agreement is hereby amended and restated as follows:

3000 Executive Parkway, Suite 504

San Ramon, CA 94583

12. Exhibit I of the Agreement is hereby deleted and in the “List of Exhibits” to the Agreement, Exhibit I shall be indicated as “[Intentionally left blank]”.

13. Exhibit N of the Agreement is amended and restated as set forth on Exhibit N to this Amendment No. 3 and in the “List of Exhibits” to the Agreement, Exhibit N shall be indicated as “Exhibit N - Marketing and Advertising Compliance Policy”.

14. A new Exhibit S, attached to this Amendment No. 3 as Exhibit S, is added to the Agreement and in the “List of Exhibits” to the Agreement, Exhibit S shall be indicated as “Exhibit S - Sunrun Vendor Code of Conduct”.

15. A new Exhibit T, attached to this Amendment No. 3 as Exhibit T, is added to the Agreement and shall be added to the “List of Exhibits” as “Exhibit T - Lead Generation and Telemarketing Guidelines”.

16. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Agreement. Except as expressly amended by this Amendment No. 3 or any additional amendments made pursuant to Section 12.2 of the Agreement, the Agreement remains in full force and effect. In the event of any conflict between the terms of this Amendment No. 3 and the terms of the Agreement, the terms of this Amendment No. 3 shall prevail. Each Party warrants that it has the authority to enter into this Amendment No. 3 and perform its obligations hereunder. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, Sunrun and Contractor hereby execute this Amendment No. 3 as of the Amendment No. 3 Effective Date.

SUNRUN INC.		Complete Solar, Inc.

By:	/s/ Chris Dawson	By:	/s/ William Anderson
Name:	Chris Dawson	Name:	William Anderson
Title:	COO	Title:	CEO
Date:	10/22/2019	Date:	10/21/2019

Sunrun Legal
Approved	/s/ RAN

EXHIBIT N

SUNRUN MARKETING AND ADVERTISING COMPLIANCE POLICY

(Revised October 10, 2019)

SUNRUN’S VALUES

Sunrun’s mission is to create a planet run by the sun. To accomplish that mission, Sunrun believes in providing consumers with truthful and accurate information. For Sunrun, this is the definition of good business and one that we believe will make the strongest long-term impact on our company.

Because Sunrun places such a high priority on ethical and legal conduct, we require all of our employees, channel & sales partners and vendors to read, understand and comply with our Sunrun Marketing and Advertising Compliance Policy (“Policy”), the Sunrun Code of Business Conduct and Ethics, and applicable state and federal laws. To the extent that subcontracting is permitted under a channel & sales partner or vendor’s contract with Sunrun, we also require our partners and vendors to require the same of their subcontractors.

This Policy applies to (i) all Sunrun employees who work for Sunrun or any of its subsidiaries whose job responsibilities include developing, preparing, creating, deploying or using in any way marketing materials, such as online advertisements (i.e., websites, emails, banner and display ads, social media posts), print materials, videos, and/or telemarketing scripts (“Marketing Materials”); and (ii) any channel or sales partners and vendors that use any Marketing Materials, whether created by Sunrun or otherwise, to sell Sunrun products or that provide any marketing, advertising or lead generation services to Sunrun or any of its subsidiaries using any Marketing Materials, whether or not created by Sunrun.

Failure to conduct business in a manner that meets these standards could result in disciplinary action, up to and including termination of employment, or termination of the channel or sales partner or vendor relationship with Sunrun and indemnity as provided by the applicable partner or vendor agreement If you have any questions about any of the information in this Policy, or what is expected of you, please email legalnotices@sunrun.com.

In addition, if you suspect, witness, or receive a complaint alleging unethical or illegal business practices, it is your responsibility to report them using the resources identified in this Policy. Failure to do so may result in discipline, up to and including termination of employment, or termination of the partner or vendor relationship with Sunrun. Thank you for your commitment to upholding our high standards of conduct. Together, we can maintain and build upon Sunrun’s reputation for respect and excellence.

SUNRUN COMPLIANCE

As stated above, this Policy applies to (i) all Sunrun employees who work for Sunrun or any of its subsidiaries whose job responsibilities include developing, preparing, creating, deploying or using in any way Marketing Materials and (ii) any channel or sales partners and vendors that use any Marketing Materials or sell Sunrun products or provide any marketing, advertising or lead generation services to Sunrun or any of its subsidiaries using Marketing Materials. To the extent that subcontracting is permitted under a partnership or vendor contract with Sunrun, we also require our partners and vendors to extend these obligations to their subcontractors.

In the context of this Policy, the term “claims” generally refers to statements about Sunrun or its services or solar offerings (generally), in any media. For example, statements (i) that consumers can save money (or lower their electric bill) by switching to solar, (ii) how much consumers can save by going solar (whether generally or with Sunrun), (iii) that indicate a Sunrun product (or any component therein) is “best in class”, or (iv) that Sunrun is #1 in a specific market, are examples of claims.

All Marketing Materials must comply with the following:

1.	All industry standards related to marketing or specific claims, including the California Solar and Storage Association (“CALSSA”) Consumer Protection Rules.

2.	General Claim Substantiation

a.

All claims contained in any Marketing Materials must be true and substantiated through internal and/or external data sources and evidence. This requirement applies not only to express claims, but also to any implied claims that a reasonable consumer may take away from the Marketing Materials. The type and amount of substantiation needed will depend on the claim.

b.	Substantiation of all express or implied claims contained in any Marketing Materials must be completed PRIOR to their dissemination.

c.

To the extent that any express or implied claims require qualifying information or disclosures (“Disclaimers”) to prevent an advertisement from being deemed unfair or deceptive, such Disclaimers must be properly substantiated and ‘clear and conspicuously’ disclosed in the Marketing Material. What constitutes ‘clear and conspicuous’ depends on the context, but it is important that consumers can easily see, read, and understand any Disclaimers.

d.	Disclaimers cannot contradict the claim they are referring to.

3.	Specific Claim Substantiation Issues

a.	Substantiation claims may only be used on state or local campaigns. Nationwide substantiation claims are never permitted.

b.	For “up to” savings claims, at a minimum, at least 10% of consumers must have achieved the advertised results. In some cases, a higher threshold may be required.

c.

Comparisons should compare identical products or services (i.e. be made on an apples-to-apples basis). If a comparison is used between non-identical products or services (i.e. an apples-to-oranges comparison is made), all of the relevant and material differences between the products must be disclosed.

d.

An unqualified comparative product performance claim – in other words, a comparison against a class of competitors without naming any specific competitor – substantiation against all or a significant portion – usually 85% – of competitors in the market is required.

4.	Testimonials and Endorsements

a.

Testimonials must reflect typical consumer experiences. If the testimonial does not reflect a typical consumer experience, the typical consumer experience may need to be disclosed (usually through a footnote or Disclaimer).

b.	Testimonials that convey an objective claim (whether express or implied) cannot be used unless that claim can be properly substantiated.

c.	All endorsements and testimonials relating to Sunrun products and services must comply with the following:

1.	Authorized by the endorser in writing;

2.	Must be accurate, genuine and articulated in the proper context;

3.	Must not include any misrepresentation whether by affirmative statement or omission;

4.	Must be clear as to whether the endorser is providing an opinion as a consumer with true firsthand experience, solar expert, or well-known spokesperson; and

5.

Must be transparent as to whether any connections exist between the endorser and Sunrun beyond that which a reasonable consumer would ordinarily expect (unexpected connections include whether a customer been paid to provide a testimonial).

Specific Solar Marketing Claims to Avoid

In addition to the requirements above, there are certain marketing issues unique to residential solar that are forbidden by this Policy and must be avoided at all times:

1.	Incorrect or potentially misleading claims about cost savings for a consumer who installs solar or that going solar will eliminate a consumer’s electric bill;

2.	Incorrect statements related to expiring governmental rebates or tax credits designed to force consumers into quick decisions;

3.	Any statements or representations that improperly imply affiliation with a government entity, government program, or utility;

4.	Any statements or representations that the government will pay (or has paid for) consumers to go solar;

5.	Any statements or representations that any portion of going solar, other than receiving a quote, is “free” or will cost the consumer no money;

6.	Specific claims promising savings, including that a customer will “always save” with solar or that they will “save up to 20 percent with solar.”

7.	Any messaging designed to create a false sense of urgency for consumers to go solar;

8.	Failure to clearly and conspicuously disclose a valid TCPA “opt in” statement on any consumer opt in pages; and

9.	Unauthorized use of a Sunrun trademark.

TARGETING OF MARKETING

Targeting of marketing materials must be in full compliance with state and federal laws. Marketing of credit products must not be based on race, national origin, religion, age, gender or disability status.Marketing based on zip code or any proxy for prohibited characteristics is not permissible.

Sunrun prohibits any form of pre-screening consumer credit. No salesperson may check a consumer’s credit themselves. For example, a salesperson cannot run a credit check on their sales leads or referrals in order to decide whether to contact them. Nor may the Sales organization do any form of broad credit screening, such as obtaining from a credit reporting agency a list of all persons in a zip code with a minimum FICO score of 650.

BRANDING

Communicating a consistent visual representation of the Sunrun brand is essential to maintaining its strength, identity and integrity in a manner that advances the company’s mission. The Sunrun Brand Portal provides graphic standards and tools to ensure consistency in print and online communications that reinforce the Sunrun brand. The graphic standards extend to the use of all Sunrun symbols, including wordmarks, seals, signature colors, type fonts and other elements that make up Sunrun’s visual identity. While the standards provide flexibility for co-branding where justified and approved in advance,adherence to Sunrun Branding Policy is a requirement for all third-party and partner relationships. Any time the Sunrun logo or branding is used, the Branding Guidance (available on the Branding Portal) must be followed.

Logo Usage

While a logo alone cannot communicate the entirety of a brand, the Sunrun logo is the most important representation of the company, and an important tool to leverage partnership associations with Sunrun. It should always be applied carefully, following the Guidelines Document on the Sunrun Brand Portal in order to create consistency and uphold the integrity of company values.

The Guidelines Document must be strictly adhered to. Any misuse of the Sunrun logo will be firmly pursued through proper channels. If you have any questions, please refer to the Sunrun Brand Portal.

Usage of the Sunrun logo must be approved by Sunrun and cannot be altered in any manner. All use marks will be accompanied by the appropriate trademark notice (® or TM). Trademark notice should scale proportionally with the logo.

Glyph

Our primary glyph is intended to act as a shorthand for the brand, appearing only in cases where simplified branding is better suited. The glyph should only exist in the context of the larger brand, where users have already been exposed to other Sunrun content. Its primary usage is internal branding, and should not be used by any third-party sales or channel partners without prior Sunrun approval.

Trademark

Trademarks are an important legality to keep in mind when designing with the Sunrun logo or product logo.

Why trademark symbols exist

•	Notify the public that Sunrun claims trademark rights

•	Deter others from using Sunrun marks

•	Support infringement claims

Choosing the right symbol

The trademark symbol: TM

•	Used when we introduce a new trademark

•	Alerts others that we claim a trademark

•	Can use indefinitely or until federal registration of the trademark

The registration symbol: ®

•	Used once federal registration of the trademark is granted

•	Must use TM prior to registration

•	Use limited to products/services listed in the registration

When a symbol should be used

The use of a trademark symbol is not required by law but using symbols is a benefit. Symbols are informal ways to tell the world that Sunrun claims ownership of trademark rights in specific words, phrases, and logos.

Branding Channels

The use of Sunrun branding in any channel run by third parties must be approved by Sunrun prior to use. This includes use in the following channels:

•	Offline Media: Print, OOH, Radio & TV

•	Direct Mail: Customer & Prospect

•	Email: Customer & Prospect

•	Digital Media: Search, Web & Mobile

•	Social Media: Facebook, Instagram, Twitter, LinkedIn & YouTube

•	Public Relations

•	Sales Collateral

•	Trucks

•	Apparel

•	In-Store & Retail: Signage, Point of Purchase Displays, Inserts & Promotional Materials

Sunrun Approved Content

No content is to be used by any partners outside of what is available on brand.sunrun.com. This Brand Portal contains all current and up-to-date branded content and collateral, and should be referenced regularly for updated materials and policy changes. No original content should be created without the involvement and approval of Sunrun.

TRAINING

Marketing and Sales staff are required to comply with this policy. To facilitate understanding and compliance, Sunrun will provide training on this policy, specifically including permissible and prohibited claims, to marketing and sales staff at least annually.

ENFORCEMENT & REPORTING

Sunrun

Sunrun’s Marketing Team is responsible for creating and developing all Marketing Materials as well as providing the proper evidence and support for all express and implied claims included in any Marketing Materials. Sunrun Legal is available to assist and answer questions relating to the development and deployment of Marketing Materials.

All Marketing Materials shall be submitted to Sunrun Legal to review prior to dissemination. Sunrun’s Marketing Team shall provide any additional information as requested by Sunrun Legal. Requests for review should be initiated by an email to MarketingLegal@sunrun.com and Sunrun Legal will perform initial review within three days. In the event Legal review is not completed in a timely manner, the matter may be escalated to the General Counsel. Marketing materials may not be used until Legal review is completed.

Sunrun’s Vendors and Partners

While vendors and partners (including channel and sales partners) may prepare their own Marketing Materials, to ensure vendors and partners abide by this Policy, Sunrun may conduct periodic audits of its vendors or partners or ask them to conduct a third party audit at their expense to ensure compliance with this Policy and applicable laws and regulations. Vendors and partners must cooperate with any information requests (including, without limitation, providing Marketing Materials) or audits Sunrun may initiate or request to confirm their fulfillment of these responsibilities. If there is a reasonable basis to believe a vendor or partner is in violation of this Policy or a vendor, partner or their affiliate or subcontractor fails to cooperate with a Sunrun information request or audit, Sunrun may permanently terminate its relationship with such vendor or partner or impose restrictions on future business unless the violation is promptly corrected. Sunrun may also request that a vendor or partner complete and provide a third party audit at its own expense.

Reporting

Sunrun expects its employees, partners, vendors, and their affiliates or subcontractors to follow the law and the requirements of this Policy, and promptly report any actual or suspected violations, including violations by any Sunrun employee or individual acting on behalf of Sunrun or one of its vendors.

How to Report:

•	Call: (855) 477-8862

•	Website: www.sunrun.ethicspoint.com

•	Email: audit@sunrun.com or via electronic mail to the Company’s General Counsel.

•	Write to: Sunrun Inc., 225 Bush Street, Suite 1400, San Francisco, CA 94104

You may elect to remain anonymous if you report via the hotline. All reported violations will be investigated and appropriate action will be taken.

Last Updated October 10, 2019

EXHIBIT S

SUNRUN VENDOR CODE OF CONDUCT

Sunrun Vendor Code of Conduct

(Adopted on January 1, 2019)

OUR VALUES

Sunrun’s mission is to create a planet run by the sun. To accomplish that mission, Sunrun believes in being a global citizen with a responsibility to minimize our environmental impact in all aspects of our operations, providing a safe and diverse place to work for our employees, and ensuring robust corporate governance practices. For Sunrun, this is the definition of good business, and one that we believe will make the strongest long-term impact on society. As Sunrun communicates to its own employees, its commitment to doing business ethically and legally means that we will only work with vendors and suppliers who share the same commitment.

To be a part of the Sunrun team means to operate with absolute integrity. Because Sunrun places such a high priority on ethical and legal conduct, we require all of our vendors to read, understand and comply with our Vendor Code of Conduct (“Code”) and all other conditions of doing business with Sunrun. This Code goes beyond mere compliance with the law. When differences arise between standards and legal requirements, the stricter standard shall apply, in compliance with applicable law.

The Code applies to all vendors who provide goods and services to Sunrun or any of its subsidiaries. Failure to conduct business in a manner that meets these standards could result in a termination of the vendor relationship with Sunrun.

This document summarizes Sunrun’s expectations from its vendors, sub-vendors and their workers. No code can cover all policies or laws, so if you have any questions about any of the information in this Code, or what is expected of you, please email audit@sunrun.com.

In addition, if you suspect unethical or illegal business practices, it is your responsibility to report them using the resources identified in this Code.

Thank you for your commitment to upholding our high standards of conduct. Together, we can maintain and build upon Sunrun’s reputation for respect and excellence.

RESPONSIBILITIES OF SUNRUN VENDORS

Sunrun requires all of its vendors to abide by the following standards while conducting business with or on behalf of Sunrun:

BUSINESS INTEGRITY AND ETHICS

Ethics

Sunrun is committed to conducting its business in accordance with the highest ethical standards and in compliance with applicable laws, rules and regulations. We expect our vendors to share our values and uphold our standards. We also expect our vendors to develop policies and programs as appropriate to ensure that all workers understand and adhere to these standards, as well as those set forth in the Sunrun Code of Business Conduct and Ethics.

Conflicts of Interest

Sunrun employees are required to avoid not only conflicts of interest, but also activities that could give the appearance that a vendor improperly influenced them in order to receive favorable treatment. Sunrun’s vendors are required to avoid actions that may result in conflicts of interest, which include offering, providing or reimbursing personal gifts, favors, personal travel expenses, lodging, or other housing, services of any kind, excessive meals or entertainment, or any other thing of value to Sunrun employees.

Vendors are required to promptly disclose all information regarding financial and personal relationships, arrangements with Sunrun employees, representatives, or their close relatives, as that could appear to influence the outcome of an agreement and potentially create a conflict of interest.

Anti-Corruption & Money Laundering

Vendors are required to comply with all applicable anti-corruption and money laundering laws including, but not limited to, the U.S. Foreign Corrupt Practices Act. Under no circumstances may a vendor working for Sunrun offer, promise or provide anything of value directly or indirectly to a government official for the purpose of exerting improper influence or to obtain or retain an improper benefit or advantage.

Whistleblower Protection

Sunrun is committed to maintaining high standards of financial integrity and takes very seriously all complaints and concerns regarding accounting, internal accounting controls, auditing and other legal matters, including violations of Sunrun’s Code of Business Conduct and Ethics. Sunrun prohibits retribution or retaliation in any way against any person who has in good faith made a complaint or reported a concern, or against any person who assists in any investigation. Sunrun requires that vendors also strive for open communication of their workforce to raise these types of concerns without fear of retaliation.

WORKING CONDITIONS, LABOR PRACTICES AND HUMAN RIGHTS

Slavery, Human Trafficking & Involuntary Labor

Everyone deserves to be treated with dignity and respect, and Sunrun recognizes its responsibility to protect human rights. Vendors must not use forced labor — slave, prison, indentured, bonded, or otherwise — and Sunrun will not knowingly work with vendors who engage in these practices or permit their subcontractors to engage in these practices. Working must be voluntary, and workers must be free to leave work and terminate their employment or other work status with reasonable notice.

Additionally, vendors must not engage in or support human trafficking and are encouraged to implement due diligence measures to ensure that no human trafficking exists within their extended supply chains.

2

Child Labor

Sunrun does not tolerate the use of underage labor and will not knowingly work with vendors that utilize underage workers. Sunrun defines underage workers as any individual younger than the local minimum working age or the age of 15, whichever older, and/or those not abiding by the international standards as defined by the International Labor Organization (“ILO”) regarding age appropriate work governing family farming. Furthermore, workers under the age of 18 must not perform hazardous work. Sunrun expects its Vendors to comply with all age-related working restrictions as set by local law and adhere to international standards as defined by the ILO regarding age appropriate work.

Working Hours

Vendors should not require workers to work more than the regular and overtime hours allowed by the law of the jurisdiction where such workers are employed or perform work.

Discrimination

Vendors must treat their workers with respect and dignity at all times. Sunrun requires its vendors to comply with all applicable laws regarding discrimination in hiring and employment practices. We expect vendors to maintain a workplace free of discrimination, harassment, victimization, and any other form of inappropriate behavior or abuse, and to employ workers based on their ability to perform the work, without regard to irrelevant characteristics such as age, disability, genetic information, medical condition, ethnic or national origin, gender, gender identity, gender expression, ancestry, nationality, race, color, sex (including pregnancy, childbirth, breastfeeding or related medical conditions), sexual orientation, marital status, political affiliation, religious beliefs, union affiliation, military or veteran status, or any unlawful criterion under applicable law. All vendors will ensure that workers receive equal treatment in all aspects of employment regardless of race, ethnicity or gender.

Wages and Benefits

Sunrun encourages its vendors to commit to the betterment of wages and benefits to improve the lives of workers and their families. Compensation paid to workers should comply with all applicable wage laws, including those relating to minimum wages, overtime hours and legally mandated benefits. Compensation shall be provided in a way that is timely and easily understood. Deductions from wages as a disciplinary measure are not permitted. Sunrun recommends that vendors offer their workers ample training and educational opportunities.

Vendor Diversity and Inclusion

Diversity is a social and economic imperative and Sunrun encourages its vendors to share this belief. Vendors are expected to demonstrate a commitment to inclusive business practices, including diversity in their workplace, and deliver innovative solutions that reflect diverse experiences, thoughts, and identities throughout their business.

Freedom of Association

Sunrun seeks to work with vendors who productively engage workers and value them as critical assets to sustainable business success. This includes respecting the rights of workers to make informed decisions as to whether to associate or not with any group, consistent with all applicable laws. Vendors are expected to permit workers to openly communicate and share grievances with management about working conditions without fear of reprisal or harassment.

3

HEALTH AND SAFETY

Health & Safety

Sunrun is committed to ensuring safe and injury-free workplaces. Achieving this goal requires the support, commitment and dedication of Sunrun’s vendors. Vendors are required to:

•	Provide workers with a safe and healthy work environment.

•

Fully comply with all applicable health and safety laws, regulations, and practices, including those relating to occupational safety, emergency preparedness, occupational injury and illness, industrial hygiene, physically demanding work, machine safeguarding, sanitation, food, and housing.

•	Demonstrate a cultural commitment to maintaining a safe working environment, and take adequate steps to minimize the causes of hazards inherent in the working environment.

•	Ensure that all required permits, licenses and registrations are obtained, maintained and kept up-to-date.

•	Ensure that all workers are qualified and equipped to perform activities safely and responsibly.

ENVIRONMENTAL PROTECTION AND SUSTAINABILITY

Environment

Sunrun strives to work with vendors that share its commitment to a better, greener and kinder planet. Sunrun strives to minimize its environmental impact in all aspects of its operations, and seeks to do business with vendors that embody this goal.

Responsible Mineral Sourcing

Sunrun expects its vendors to provide it only with products that contain responsibly sourced commodities. Vendors that supply products that include minerals sourced from conflict-affected and high-risk areas (including, but not limited to, cobalt, wolframite (titanium), cassiterite (tin), tungsten, or gold) must ensure that the sourcing of these minerals does not knowingly contribute — directly or indirectly — to armed conflict, including terrorist financing or human rights violations. Sunrun expects the sourcing of these minerals to occur in a manner consistent with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas.

PROTECTION OF ASSETS AND INTELLECTUAL PROPERTY

Intellectual Property

Vendors are required to protect Sunrun’s intellectual property including trademarks, patents, copyrights, business methodologies, and trade secrets. Vendors may not use any of Sunrun’s intellectual property or confidential information except as provided in the vendor’s contract. Vendors have a duty to keep proprietary information strictly confidential and protected from disclosure.

Security and Privacy

Sunrun expects its vendors to protect confidential information. Vendors must comply with all applicable privacy, data protection, and information security laws and regulations. Vendors must adopt and maintain processes to provide reasonable protections for personal, proprietary and confidential information, including information that they access, receive or process on Sunrun’s behalf. Vendors should recognize that unauthorized use or disclosure of any such information may have personal, legal, reputational and financial consequences for the vendor, individuals whose personal information may be impacted, and for Sunrun.

4

REPORTING

Monitoring and Enforcement

To ensure vendors abide by this Code, Sunrun may conduct periodic audits of its vendors to ensure compliance with this Code and applicable laws and regulations. Vendors will cooperate with any information requests or audits Sunrun may initiate to confirm their fulfillment of these responsibilities. If there is a reasonable basis to believe a vendor is in violation of this Code, Sunrun may terminate its relationship with such vendor and impose restrictions on future business unless the violation is promptly corrected. Sunrun aims to survey vendors that comprise at least 80% of total value transacted with Sunrun, along with new vendors, seeking affirmations that the vendor is aware of and compliant with the Code. Sunrun requires statements of compliance be completed and executed by an officer employed by the vendor.

Reporting Violations

Sunrun expects its vendors to follow the law and the information in this Code, and promptly report any actual or suspected violations, including violations by any Sunrun employee or individual acting on behalf of Sunrun or one of its vendors.

How to Report

•	Call: (855) 477-8862

•	Website: www.sunrun.ethicspoint.com

•	Email: audit@sunrun.com or via electronic mail to the Company’s General Counsel.

•	Write to: Sunrun Inc., 595 Market Street, Floor 29, San Francisco, CA 94105.

You may elect to remain anonymous if you report via the hotline. All reported violations that include specific information will be investigated and appropriate action will be taken.

VENDOR’S CERTIFICATION OF COMPLIANCE

By agreeing to perform work with or on behalf of Sunrun Inc., the Vendor acknowledges its acceptance of the Vendor Code of Conduct and its intention to comply with its requirements.

v190103

5

EXHIBIT T

Lead Generation and Telemarketing Guidelines

Contractor hereby represents and warrants that it, or any of its Subcontractors or sales representatives, has not been the subject of a complaint, inquiry, or investigation, whether brought by a federal or state regulator, self-regulatory organization (such as the Better Business Bureaus), private plaintiff, or other third party, arising out of or related to Contractor’s, or any of its Subcontractors’ or sales representatives’, compliance with Consumer Protection Laws (as defined below) within the past three (3) years. In the event Contractor, or any of its Subcontractors or sales representatives, become the subject of such a complaint, inquiry, or investigation, Contractor agrees to provide Sunrun with copies of all material documentation related to such complaint, inquiry, or investigation, including documentation sufficient to show and which fully demonstrates the steps taken to resolve the complaint, inquiry, or investigation and to prevent similar complaints, inquiries, or investigations from recurring. This shall be in addition to any other remedy which Sunrun may have at law or equity.

Furthermore, Contractor agrees that it shall abide by the following guidelines in connection with the Contractor Activities under this Agreement.

1.	Lead Generation Compliance

•

Contractor and its Subcontractors (including any affiliate networks, or third party marketers if applicable) shall comply with all applicable U.S. Laws in connection with the Contractor’s performance of Contractor Activities including its lead generation activities and obligations under this Agreement, including without limitation, applicable privacy laws (including, without limitation, the right to share lead contact information with third-parties), the CAN-SPAM Act and any applicable state spam laws, state and federal marketing and advertising laws, the U.S. Federal Trade Commission’s Amended Telemarketing Sales Rule (“TSR”), and the Telephone Consumer Protection Act of 1991 (“TCPA”), the U.S. Federal Trade Commission’s Dot.com Disclosures and Advertising Guidelines, and applicable federal and state advertising laws (collectively, the “Consumer Protection Laws”), at all times.

•

Contractor agrees (i) that Contractor shall be solely liable and responsible for all Contractor Materials used in connection with this Agreement, (ii) that all Contractor Materials shall comply with applicable law at all times, including without limitation, Consumer Protection Laws, (iii) that all Contractor Materials shall comply with the Marketing and Advertising Compliance Policy, and (iv) that Contractor shall not make any material misstatements or omissions in any Contractor Materials as it relates to the Contractor Activities or any offerings contemplated by this Agreement. Upon two (2) days written request by Sunrun, Contractor shall provide Sunrun with copies of all Contractor Materials used to generate Leads and Orders under this Agreement, including, without limitation, any marketing materials used by any Subcontractors, if applicable.

•

Contractor shall require that all leads and all consumers for whom Contractor solicits Sunrun Products to or submits Orders for Sunrun Products under this Agreement expressly consent to the submission of their information via a process that (i) is compliant with applicable federal, state and local laws (including, without limitation, applicable Consumer Protection Laws and the ESIGN Act) and (ii) allows any such consumer’s information (including any personally identifiable information associated with such consumer) to be lawfully shared with Sunrun for purposes of Sunrun’s Commercial Lead Use. Without limiting anything in this section, Contractor shall be responsible for (i) ensuring that all prior express written consent language on any Contractor Materials complies with the TCPA and TSR, and (ii) obtaining prior express written consent, as defined by the TCPA and TSR, from all sales leads and Orders to be contacted by Contractor and Sunrun, as the case may be, using an automatic telephone dialing system even if such individuals name is on a federal or state “Do Not Call” list. Such consent shall have been obtained prior to submission of any sales lead or Order to Sunrun without any prior revocation.

•

Contractor shall provide evidence of consumer opt in or consent to be contacted pursuant to this Agreement for any sales lead or Order, in a form satisfactory to Sunrun, to Sunrun upon three (3) days written notice to Sunrun. Such evidence shall include, but not be limited to, web addresses and websites where the sales lead/Order’s consent was obtained, date and time stamps on such websites, IP addresses, copies of any opt in statements seen by any sales lead/Order, or voice recordings of the applicable individual’s consent. Contractor shall retain such evidence for at least five (5) years from the date the sales lead or individual requested to be contacted by Contractor.

“Commercial Lead Use” shall mean contacting any lead or individual using automated telephone technology, email or direct mail about Sunrun Products, as applicable, even if such lead or individual is on a government “Do Not Call” list.

“Contractor Materials” shall mean any offline or online marketing and advertising materials, including without limitation, email creatives, banner and display advertisements, text and contextual advertisements, social media accounts and posts, web widgets and sites, telemarketing scripts, and online landing pages used by Contractor or any Subcontractor in connection with this Agreement.

2.	Telemarketing Compliance

To the extent that Contractor (or any Subcontractor) engages in any telemarketing or call center activities, Contractor agrees to the following:

•

Compliance with Law. Contractor represents that it has and will continue to comply with all applicable federal, state, and local statutes, laws regulations, rules, judgments, orders and decrees applicable to it, including but not limited to all federal, state, and local laws, rules, regulations and industry guidance that apply to the solicitation, collection, and use of Host Customer Information and sales leads. Laws and regulations applicable to this provision include, without limitation, the Consumer Protection Laws.

•

Location. Contractor represents and warrants that all of its telemarketing operations are located within the United States Contractor shall not work with or contract with any Subcontractor or third party engaged in telemarketing where such Subcontractor or third party is located outside of the United States.

•

Data Usage. Contractor shall be solely responsible and liable for all data used by Contractor in connection with generating sales leads or Orders under this Agreement. Such data shall be acquired and used by Contractor in compliance with applicable law, including, without limitation, applicable Consumer Protection Laws. Contractor shall not call, text, or send pre-recorded messages to any consumer which Contractor does not have proper consent, acquired in compliance with applicable United States law, including Consumer Protection Laws.

•

Call List Scrubbing Responsibilities. Contractor shall possess a Subscription Account Number (“SAN”) for purposes of accessing the United States National Do Not Call Registry (“NDNCR”) as required by applicable Consumer Protection laws and shall disclose such SAN to Sunrun upon Sunrun’s request. Contractor shall be responsible for maintaining its own internal “Do Not Call” list in compliance with Consumer Protection Laws (“Contractor DNC List”) and not calling any individual that has requested to not be called by Contractor. For any calls lists that contain consumers that have not opted in/submitted their information to receive telemarketing calls, Contractor shall use its SAN number to access and scrub such call lists against (a) the NDNCR and applicable state “Do Not Call” registries, (b) the Contractor DNC List, (c) any wireless or ported number lists (such as Neustar) and purge all applicable “Do Not Call” and wireless/ported numbers listed on these registries from any call lists used by Contractor. Contractor acknowledges that it must scrub all call lists against the NDNCR and wireless lists on an on-going basis before initiating any telephone solicitations, all in compliance with applicable U.S. law, including Consumer Protection Laws.

•

Agent Behavior. Contractor shall be solely responsible and liable (a) for all call agents and personnel used by Contractor and (b) for any intentional or unintentional omissions or misstatements by Contractor personnel. All Contractor call agents shall conduct all calls in compliance with applicable Law and shall not intentionally or unintentionally misstate or omit any material fact.

•

Sunrun Internal DNC. From time to time, Sunrun may send Contractor all of, part of, or additions to Sunrun’s internal “Do Not Call” List. Contractor shall not call any individual (a) whose name/number appears on Sunrun’s internal “Do Not Call” List or (b) that Sunrun has otherwise indicated should not be called, in connection with the Contractor Activities.

•

Call Recording. Contractor must (a) record all calls (b) provide a valid call recording notification to the individual receiving the call, (c) retain all call recordings for at least five (5) years, and (d) provide any call recording within two (2) business days upon written request by Sunrun.

•

Training. Contractor must train and inform personnel engaged in any aspect of telephone solicitation in the existence and use of federal and state “Do Not Call” registries, this Exhibit N, as well as compliance with applicable Consumer Protection Laws.

•

Information Requests. In the event of any consumer complaint in connection with this Agreement, Contractor shall provide Sunrun all relevant information regarding such consumer, including call recordings, call times, opt in information, proof of consumer consent to be called or contacted by Contractor and/or Sunrun, and proof of DNC scrubbing within two (2) business days of a request by Sunrun. Furthermore, from time to time, Contractor shall provide Sunrun, within two (2) business days of a request by Sunrun, a list consisting of the following: (a) all telephone numbers that Contractor either received inbound calls from or placed outbound telephone calls to, irrespective of whether any calls were received/placed in connection with a Campaign and (2) the date and time such calls were received/placed, for any period of time as reasonably requested by Sunrun. Furthermore, in the event that Sunrun receives five (5) or more complaints regarding Contractor or a Subcontractors telemarketing practices, Contractor shall at its own expense engage a reputable third party to audit Contractor or a Subcontractors telemarketing practices and implement all recommendations by such third party necessary to ensure Contractor or Subcontractors compliance with applicable Law. Failure to comply with this section shall be deemed a material breach of the Agreement by Contractor.

•

Diligence. Contractor agrees to provide Sunrun with any materials related to Contractor’s or any Subcontractor’s operations in fulfilling their obligations under Agreement and compliance with applicable Law therein, as reasonably requested by Sunrun from time to time.

•

Subcontractors. Contractor shall not use any Subcontractors for any telemarketing activities under this Agreement without the prior written consent of Sunrun. To the extent any Subcontractors are permitted, Contractor shall (i) ensure that all Subcontractors comply with the terms of this Exhibit T and (ii) be responsible and solely liable for any actual or alleged breaches of this Exhibit T by any Subcontractor.

•	DBA/Fictitious Names. Contractor represents and warrants that it has registered all DBA and fictitious names as required by the jurisdictions in which it is located and those in which it operates.

•

Relationship. For the avoidance of doubt, Contractor shall not be deemed to be making any call on behalf of Sunrun in connection with this Agreement. Contractor is an independent contractor providing sales leads or Orders to Sunrun in compliance with applicable U.S. law and no other relationship is intended.

AMENDMENT NO. 4 TO AMENDED AND RESTATED CHANNEL AGREEMENT

This Amendment No. 4 to the Amended and Restated Channel Agreement (“Amendment No. 4”) is entered into by and between Sunrun Inc., a Delaware corporation and Complete Solar, Inc., a Delaware corporation (“Contractor”) (Contractor and Sunrun are hereinafter each referred to as a “Party,” and together as the “Parties”). This Amendment No. 4 shall be effective as of the date the last Party signs (the “Amendment No. 4 Effective Date”).

WHEREAS, Sunrun and Contractor previously entered into that certain Amended and Restated Master Solar Facility Turnkey Contract dated November 27, 2017, as amended (the “Turnkey Contract”) in which the Parties agreed, among other things, to the general terms and conditions for the design, engineering, procurement, installation and construction of one or more Solar Facilities;

WHEREAS, Sunrun and Contractor previously entered into that certain Amended and Restated Channel Agreement dated November 27, 2017, as amended (the “Channel Agreement”) in which the Parties agreed, among other things, to the general terms and conditions for the marketing and sale of Sunrun Products; and

WHEREAS, Sunrun and Contractor mutually desire to amend the Channel Agreement on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the sufficiency of which is hereby acknowledged, Sunrun and Contractor agree to the following amendments to the Channel Agreement, which shall be incorporated as part of the Channel Agreement:

1. Purpose of this Amendment. The Parties intend to allow Contractor to sell and install Solar Facilities with Batteries in certain geographies in accordance with the terms and conditions set forth in this Amendment No. 4 to the Channel Agreement and Amendment No. 11 to the Turnkey Contract.

2. Definitions.

a.	The defined term “Solar Financing Product” in Section 1.1 of the Channel Agreement is hereby deleted in its entirety and replaced in full with the following:

“‘Solar Financing Product’ means a product offering to a customer in which a single photovoltaic system, with or without a Battery, is both (i) installed on the residential property of such customer and (ii) owned by a Person other than such customer, including but not limited to contractual arrangements pursuant to which such photovoltaic systems are leased to such customer or pursuant to which electricity from such photovoltaic systems is sold to such customer under a power purchase agreement.”

b.	The following defined terms are hereby added to Section 1.1 of the Channel Agreement:

“‘Battery’ has the meaning set forth in the Master Solar Facility Turnkey Contract.

‘Battery Guidelines’ has the meaning set forth in the Master Solar Facility Turnkey Contract.

‘Battery Installation Guidelines’ has the meaning set forth in the Master Solar Facility Turnkey Contract.”

3. Section 3.2(v) of the Channel Agreement is hereby added to the Channel Agreement and shall read in its entirety as follows:

“(v) if applicable, adhere to and comply with the Battery Guidelines set forth in Exhibit P and Battery Installation Guidelines set forth in Schedule P-1 to the Master Solar Facility Turnkey Contract.”

4. Exhibit B to the Agreement is hereby deleted in its entirety and replaced in full with the Exhibit B attached hereto.

5. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Channel Agreement. Except as expressly amended by this Amendment No. 4 or any additional amendments made pursuant to Section 12.2 of the Channel Agreement, the Channel Agreement remains in full force and effect. In the event of any conflict between the terms of this Amendment No. 4 and the terms of the Channel Agreement, the terms of this Amendment No. 4 shall prevail. Each Party warrants that it has the authority to enter into this Amendment No. 4 and perform its obligations hereunder. This Amendment No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Amendment No. 4 as of the Amendment No. 4 Effective Date.

SUNRUN INC.		COMPLETE SOLAR, INC.

By:	/s/ John Bumgarner	By:	/s/ Will Anderson
Name:	John Bumgarner	Name:	Will Anderson
Title:	Director | Channel Partners	Title:	CEO
Date:	4/16/2020	Date:	4/16/2020

Approved by Sunrun Legal

/s/ JB

Approved by Sunrun Finance

/s/ AW

[Signature Page to Amendment No. 4 to Channel Agreement]

EXHIBIT B

TERRITORY

The “Territory” includes the service areas of the following Utilities:

[***]

Notwithstanding the foregoing, Contractor may only engage in the selling and installation of Solar Facilities with Batteries in the following Territories:

[***]

AMENDMENT NO. 5 TO AMENDED AND RESTATED CHANNEL AGREEMENT

This Amendment No. 5 to the Amended and Restated Channel Agreement (“Amendment No. 5”) is entered into by and between Sunrun Inc., a Delaware corporation and Complete Solar, Inc., a Delaware corporation (“Contractor”) (Contractor and Sunrun are hereinafter each referred to as a “Party,” and together as the “Parties”). This Amendment No. 5 shall be effective as of the date the last Party signs (the “Amendment No. 5 Effective Date”).

WHEREAS, Sunrun and Contractor previously entered into that certain Amended and Restated Master Solar Facility Turnkey Contract dated November 27, 2017, as amended (the “Turnkey Contract”) in which the Parties agreed, among other things, to the general terms and conditions for the design, engineering, procurement, installation and construction of one or more Solar Facilities; and

WHEREAS, Sunrun and Contractor mutually desire to amend the Channel Agreement on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the sufficiency of which is hereby acknowledged, Sunrun and Contractor agree to the following amendments to the Channel Agreement, which shall be incorporated as part of the Channel Agreement:

1. Contractor’s address for notice as set forth in Section 12.8 of the Contract is hereby amended and restated as follows:

“Complete Solar, Inc.

Attn: Will Anderson

3000 Executive Pkwy, Suite 504

San Ramon, CA 94583

Local Phone: (877) 299-4943

Email: will@completesolar.com”

2. Exhibit B to the Agreement is hereby deleted in its entirety and replaced in full with the Exhibit B attached hereto.

3. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Agreement. Except as expressly amended by this Amendment No. 5 or any additional amendments made pursuant to Section 12.2 of the Agreement, the Agreement remains in full force and effect. In the event of any conflict between the terms of this Amendment No. 5 and the terms of the Agreement, the terms of this Amendment No. 5 shall prevail. Each Party warrants that it has the authority to enter into this Amendment No. 5 and perform its obligations hereunder. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Amendment No. 5 as of the Amendment No. 5 Effective Date.

SUNRUN INC.		COMPLETE SOLAR, INC.

By:	/s/ John Bumgarner	By:	/s/ Will Anderson

Name:	John Bumgarner	Name:	Will Anderson

Title:	Director | Channel Partners	Title:	CEO

Date:	7/22/2020	Date:	7/22/2020

Approved by Sunrun Legal

/s/ JB

[Signature Page to Amendment No. 5 to Channel Agreement]

EXHIBIT B

TERRITORY

The “Territory” includes the service areas of the following Utilities:

[***]

Notwithstanding the foregoing, Contractor may only engage in the selling and installation of Solar Facilities with Batteries in the following Territories:

[***]

AMENDMENT NO. 6 TO AMENDED AND RESTATED CHANNEL AGREEMENT

This Amendment No. 6 to the Amended and Restated Channel Agreement (“Amendment No. 6”) is entered into by and between Sunrun Inc., a Delaware corporation and Complete Solar, Inc., a Delaware corporation (“Contractor”) (Contractor and Sunrun are hereinafter each referred to as a “Party,” and together as the “Parties”). This Amendment No. 6 shall be effective as of October 15, 2020 (the “Amendment No. 6 Effective Date”).

WHEREAS, Sunrun and Contractor previously entered into that certain Amended and Restated Master Solar Facility Turnkey Contract dated November 27, 2017, as amended (the “Turnkey Contract”) in which the Parties agreed, among other things, to the general terms and conditions for the design, engineering, procurement, installation and construction of one or more Solar Facilities; and

WHEREAS, Sunrun and Contractor mutually desire to amend the Channel Agreement on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the sufficiency of which is hereby acknowledged, Sunrun and Contractor agree to the following amendments to the Channel Agreement, which shall be incorporated as part of the Channel Agreement:

1. Exhibit B to the Agreement is hereby deleted in its entirety and replaced in full with the Exhibit B attached hereto.

2. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Agreement. Except as expressly amended by this Amendment No. 6 or any additional amendments made pursuant to Section 12.2 of the Agreement, the Agreement remains in full force and effect. In the event of any conflict between the terms of this Amendment No. 6 and the terms of the Agreement, the terms of this Amendment No. 6 shall prevail. Each Party warrants that it has the authority to enter into this Amendment No. 6 and perform its obligations hereunder. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Amendment No. 6 as of the Amendment No. 6 Effective Date.

SUNRUN INC.		COMPLETE SOLAR, INC.

By:	/s/ John Bumgarner	By:	/s/ Will Anderson
Name:	John Bumgarner	Name:	Will Anderson
Title:	Director | Channel Partners	Title:	CEO

Date:	10/29/2020	Date:	10/27/2020

Approved by Sunrun Legal

/s/ JB

Approved by Sunrun Finance

/s/ AW

[Signature Page to Amendment No. 6 to Channel Agreement]

EXHIBIT B

TERRITORY

The “Territory” includes the service areas of the following Utilities:

[***]

Notwithstanding the foregoing, Contractor may only engage in the selling and installation of Solar Facilities with Batteries in the following Territories:

[***]

AMENDMENT NO. 7 TO AMENDED AND RESTATED CHANNEL AGREEMENT

This Amendment No. 7 to the Amended and Restated Channel Agreement (“Amendment No. 7”) is entered into by and between Sunrun Inc., a Delaware corporation and Complete Solar, Inc., a Delaware corporation (“Contractor”) (Contractor and Sunrun are hereinafter each referred to as a “Party,” and together as the “Parties”). This Amendment No. 7 shall be effective as of March 11, 2021 (the “Amendment No. 7 Effective Date”).

WHEREAS, Sunrun and Contractor previously entered into that certain Amended and Restated Channel Agreement dated November 27, 2017, as amended (the “Channel Agreement”) in which the Parties agreed, among other things, to the general terms and conditions for the marketing and sale of Sunrun Products; and

WHEREAS, Sunrun and Contractor mutually desire to amend the Channel Agreement on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the sufficiency of which is hereby acknowledged, Sunrun and Contractor agree to the following amendments to the Channel Agreement, which shall be incorporated as part of the Channel Agreement:

1. Exhibit B to the Agreement is hereby amended and restated as set forth on Exhibit B attached hereto.

2. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Agreement. Except as expressly amended by this Amendment No. 7 or any additional amendments made pursuant to Section 12.2 of the Agreement, the Agreement remains in full force and effect. In the event of any conflict between the terms of this Amendment No. 7 and the terms of the Agreement, the terms of this Amendment No. 7 shall prevail. Each Party warrants that it has the authority to enter into this Amendment No. 7 and perform its obligations hereunder. This Amendment No. 7 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Amendment No. 7 as of the Amendment No. 7 Effective Date.

SUNRUN INC.		COMPLETE SOLAR, INC.

By:	/s/ Jason Liehr	By:	/s/ Will Anderson
Name:	Jason Liehr	Name:	Will Anderson
Title:	National Sales Director, CP	Title:	CEO
Date:	5/6/2021	Date:	5/5/2021

Approved by Sunrun Legal

/s/ JB

[Signature Page to Amendment No. 7 to Channel Agreement]

EXHIBIT B

TERRITORY

The “Territory” includes the service areas of the following Utilities:

[***]